                                                                    Exhibit 99.2

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                           NOVASTAR 2003-3, ACA FORMAT
                                9/1/2003 Balances

Total Outstanding Principal Balance:            622,473,453
Number Of Loans:                                      4,458

                                                                       Minimum      Maximum
                                                                     ----------   -----------
Average Outstanding Principal Balance:          $139,630.65          $10,494.57   $908,980.30
Weighted Average Current Loan Rate:                   7.005%              3.990        14.000%

Weighted Average Remaining Term:                     339.13 months       117.00        359.00 months
Weighted Average Seasoning:                            1.53 months         1.00         45.00 months

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
First Lien                                             3,864          599,659,394.09               96.33
Second Lien                                              594           22,814,058.87                3.67
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
========================================================================================================

WAVG Original LTV:                                    80.77%                                      12.17        100.00%
WAVG Effective LTV:                                   68.83%                                      12.17        100.00%
WAVG Credit Score:                                      648                                         505           894

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
Prepay Penalties:                             Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
Prepayment Penalty                                     3,161          456,708,158.79               73.37
No Prepayment Penalty                                  1,297          165,765,294.17               26.63
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
========================================================================================================

ARM Characteristics:
WAVG Gross Coupon:                                     6.932%                                      3.990        11.125%
WAVG Net Coupon:                                       5.939%                                      2.997        10.132%
WAVG Remaining Term:                                  358.44 months                               315.00        359.00 months
WAVG Gross Margin:                                     5.651%                                      0.225         8.500%
WAVG Initial Periodic Rate Cap:                        2.996%                                      1.000         3.000%
WAVG Periodic Rate Cap:                                1.000%                                      1.000         1.000%
WAVG Maximum Loan Rate:                               13.927%                                     10.990        18.125%
WAVG Months to Roll:                                      23 months                                    1            35 months

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
Product:                                      Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                                    2,241          353,421,922.02               56.78
Fixed Rate                                             1,509          207,389,476.62               33.32
Fixed Rate Balloon                                       526           33,008,807.34                5.30
3/27 6 Mo LIBOR ARM                                      179           27,976,616.49                4.49
6 Month LIBOR ARM                                          3              676,630.49                0.11
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
========================================================================================================

For internal use only. All Amounts subject to change.               Page: 2 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                           NOVASTAR 2003-3, ACA FORMAT
                                9/1/2003 Balances

TOP Index CONCENTRATIONS ($): 61.38% 6 MO Libor, 38.62% Fixed

table

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
Purpose:                                      Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
Cash Out Refinance                                     2,323          350,980,232.82               56.38
Purchase                                               1,697          205,150,712.02               32.96
Rate/Term Refinance                                      438           66,342,508.12               10.66
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
========================================================================================================

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
Occupancy:                                    Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
Primary                                                4,222          592,042,967.06               95.11
Investment (Non-Owner Occupied)                          180           21,744,840.20                3.49
Second Home                                               35            4,349,633.52                0.70
Investment (Owner Occupied)                               21            4,336,012.18                0.70
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
=======================================================================================================

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
Single Family Residence                                3,384          464,508,249.90               74.62
PUD                                                      552           83,738,349.09               13.45
Condo                                                    302           37,318,052.82                6.00
Multi-Unit                                               220           36,908,801.15                5.93
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
========================================================================================================

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
Doc Type:                                     Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
Full Documentation                                     2,285          300,516,570.61               48.28
Stated Income                                          1,446          212,312,675.18               34.11
No Documentation                                         502           72,134,480.25               11.59
No Income/No Asset Verifcation                           158           27,011,525.60                4.34
Limited Documentation                                     67           10,498,201.32                1.69
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
========================================================================================================

                                                                                        % of Aggregate
                                                                   Principal Balance   Principal Balance
                                                 Number of         Outstanding as of   Outstanding as of
MI:                                           Mortgage Loans        the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------------------
No MI                                                  2,614          334,953,362.14               53.81
MGIC                                                   1,836          286,551,459.07               46.03
PMI                                                        8              968,631.75                0.16
--------------------------------------------------------------------------------------------------------
Total                                                  4,458          622,473,452.96              100.00
========================================================================================================

For internal use only. All Amounts subject to change.               Page: 3 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                           NOVASTAR 2003-3, ACA FORMAT
                                9/1/2003 Balances

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
  * 460                                                    1           86,713.39                0.01
500 - 519                                                  4          439,994.71                0.07
520 - 539                                                161       21,658,622.12                3.48
540 - 559                                                254       37,137,204.21                5.97
560 - 579                                                306       43,674,530.40                7.02
580 - 599                                                342       46,450,882.74                7.46
600 - 619                                                323       45,875,638.08                7.37
620 - 639                                                487       70,094,560.38               11.26
640 - 659                                                526       78,708,215.91               12.64
660 - 679                                                654       87,750,589.63               14.10
680 - 699                                                467       66,073,781.15               10.61
700 - 719                                                323       43,136,184.82                6.93
720 - 739                                                280       35,795,100.89                5.75
740 - 759                                                148       19,981,503.03                3.21
  **= 760                                                182       25,609,931.50                4.11
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Original Loan-to-value Ratio                  Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
   *  20.00                                                5          368,664.87                0.06
20.00 -  29.99                                            15        1,098,154.39                0.18
30.00 -  39.99                                            34        4,151,892.53                0.67
40.00 -  49.99                                            83       11,561,446.90                1.86
50.00 -  59.99                                           163       22,731,061.65                3.65
60.00 -  69.99                                           343       53,794,019.89                8.64
70.00 -  79.99                                           642       99,592,148.98               16.00
80.00 -  89.99                                         1,526      247,669,216.51               39.79
90.00 -  99.99                                           952      140,636,477.20               22.59
    **= 100.00                                           695       40,870,370.04                6.57
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 4 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                           NOVASTAR 2003-3, ACA FORMAT
                                9/1/2003 Balances

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balance ():                         Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 10,495 -  25,000                                        148        2,955,939.20                0.47
 25,001 -  50,000                                        427       16,181,770.20                2.60
 50,001 -  75,000                                        558       36,075,195.22                5.80
 75,001 - 100,000                                        654       57,248,157.68                9.20
100,001 - 150,000                                      1,119      138,562,773.32               22.26
150,001 - 200,000                                        648      112,883,428.48               18.13
200,001 - 250,000                                        377       84,050,186.59               13.50
250,001 - 300,000                                        243       66,528,630.65               10.69
300,001 - 350,000                                        137       44,143,862.01                7.09
350,001 - 400,000                                         68       25,369,604.47                4.08
400,001 - 450,000                                         40       17,015,404.30                2.73
450,001 - 500,000                                         19        9,167,875.09                1.47
500,001 - 550,000                                          5        2,625,581.41                0.42
550,001 - 600,000                                          7        4,018,358.98                0.65
600,001 - 650,000                                          3        1,877,453.11                0.30
650,001 - 700,000                                          2        1,334,713.67                0.21
700,001 - 750,000                                          1          742,458.73                0.12
750,001 - 800,000                                          1          783,079.55                0.13
900,001 - 908,980                                          1          908,980.30                0.15
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 5 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                           NOVASTAR 2003-3, ACA FORMAT
                                9/1/2003 Balances

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property State:                               Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                  121       12,160,512.69                1.95
Arkansas                                                  32        2,729,154.05                0.44
California                                               862      171,949,881.06               27.62
Colorado                                                  88       13,406,090.20                2.15
Connecticut                                               83       12,288,538.28                1.97
Delaware                                                   8        1,177,452.47                0.19
District of Columbia                                      18        3,170,451.38                0.51
Florida                                                  771       93,997,737.65               15.10
Georgia                                                   74        8,710,991.02                1.40
Idaho                                                     36        3,168,227.96                0.51
Illinois                                                  77       11,664,098.99                1.87
Indiana                                                   55        5,314,767.18                0.85
Iowa                                                       7          936,159.67                0.15
Kansas                                                    23        2,499,714.87                0.40
Kentucky                                                  74        6,612,630.21                1.06
Louisiana                                                100       10,476,603.70                1.68
Maine                                                     15        2,005,377.67                0.32
Maryland                                                  94       17,025,385.01                2.74
Massachusetts                                             61       11,845,457.76                1.90
Michigan                                                 110       13,331,658.19                2.14
Minnesota                                                 51        7,155,004.22                1.15
Mississippi                                               52        4,336,535.44                0.70
Missouri                                                 101        8,515,907.72                1.37
Montana                                                    5          717,318.57                0.12
Nebraska                                                   5          388,370.12                0.06
Nevada                                                   121       15,853,178.42                2.55
New Hampshire                                             13        1,746,075.82                0.28
New Jersey                                                68       11,616,143.13                1.87
New Mexico                                                 6          871,133.76                0.14
New York                                                 113       19,846,996.30                3.19
North Carolina                                            94       10,139,180.51                1.63
Ohio                                                     225       25,766,540.13                4.14
Oklahoma                                                  43        3,932,336.07                0.63
Oregon                                                    62        7,638,128.95                1.23
Pennsylvania                                             118       14,152,518.77                2.27
Rhode Island                                               2          405,419.55                0.07
South Carolina                                            53        6,457,693.63                1.04
South Dakota                                               2          157,793.96                0.03
Tennessee                                                 64        6,465,662.35                1.04
Texas                                                    215       23,908,188.11                3.84
Utah                                                      15        1,675,850.30                0.27
Vermont                                                    1          205,787.92                0.03
Virginia                                                 134       22,579,471.94                3.63
Washington                                               131       17,439,373.56                2.80
West Virginia                                             26        2,191,499.93                0.35
Wisconsin                                                 24        3,275,841.20                0.53
Wyoming                                                    5          564,612.57                0.09
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 6 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                           NOVASTAR 2003-3, ACA FORMAT
                                9/1/2003 Balances

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Zip Code                             Mortgage Loans    the Cutoff Date     the Cutoff Date    North/South CA
---------------------------------------------------------------------------------------------------------------------
93033                                                     14           3,002,517                0.48   CA-SOUTH
91910                                                      6           1,667,291                0.27   CA-SOUTH
93030                                                      7           1,658,053                0.27   CA-SOUTH
89131                                                      9           1,453,339                0.23   OUTSIDE CA
89148                                                      9           1,428,187                0.23   OUTSIDE CA
93010                                                      3           1,425,924                0.23   CA-SOUTH
33165                                                      9           1,353,442                0.22   OUTSIDE CA
91911                                                      7           1,347,312                0.22   CA-SOUTH
22193                                                      8           1,318,554                0.21   OUTSIDE CA
20721                                                      7           1,297,083                0.21   OUTSIDE CA
89052                                                      7           1,274,331                0.20   OUTSIDE CA
92707                                                      7           1,256,584                0.20   CA-SOUTH
92704                                                      6           1,253,691                0.20   CA-SOUTH
91709                                                      7           1,240,439                0.20   CA-SOUTH
91362                                                      2           1,212,442                0.19   CA-SOUTH
20706                                                      4           1,157,180                0.19   OUTSIDE CA
92691                                                      3           1,140,942                0.18   CA-SOUTH
92883                                                      5           1,139,547                0.18   CA-SOUTH
43065                                                      6           1,134,673                0.18   OUTSIDE CA
92377                                                      7           1,125,549                0.18   CA-SOUTH
89129                                                      7           1,105,111                0.18   OUTSIDE CA
20744                                                      5           1,087,412                0.17   OUTSIDE CA
90706                                                      5           1,079,555                0.17   CA-SOUTH
33023                                                      9           1,063,715                0.17   OUTSIDE CA
92562                                                      5           1,059,717                0.17   CA-SOUTH

For internal use only. All Amounts subject to change.               Page: 7 of 9

       Balance       # of loans     WAC    WA FICO   WA LTV   Owner Occ %   Cashout Refi%   Full Doc%
------------------   ----------   ------   -------   ------   -----------   -------------   ---------
$600,000-  650,000            3   5.8258    660.79    59.79        100.00          100.00        0.00
$650,001-  700,000            2   6.1819    654.59    77.90        100.00          100.00        0.00
$700,001-  750,000            1   5.9900    658.00    82.21        100.00            0.00        0.00
$751,001-  800,000            1   5.1250    683.00    80.00        100.00          100.00        0.00
$800,001-  850,000            0   0.0000      0.00     0.00          0.00            0.00        0.00
$850,001-  900,000            1   5.3750    679.00    70.00        100.00          100.00        0.00
$900,001-  950,000            0   0.0000      0.00     0.00          0.00            0.00        0.00
$950,001-1,000,000            0   0.0000      0.00     0.00          0.00            0.00        0.00
**$1,000,000                  0   0.0000      0.00     0.00          0.00            0.00        0.00

Percentage by range

                                Loans without MI

                                      FICOs

LTVs      *450   451-500   501-550   551-600   601-650   651-700   701-750   **750
----------------------------------------------------------------------------------
  *20    0.000     0.000     0.000     0.015     0.034     0.048     0.013   0.000
----------------------------------------------------------------------------------
20- 30   0.000     0.000     0.024     0.124     0.107     0.015     0.030   0.029
----------------------------------------------------------------------------------
30- 40   0.000     0.000     0.075     0.414     0.102     0.183     0.245   0.244
----------------------------------------------------------------------------------
40- 50   0.000     0.000     0.347     0.582     0.876     0.982     0.468   0.279
----------------------------------------------------------------------------------
50- 60   0.026     0.000     0.558     1.576     2.171     1.525     0.733   0.916
----------------------------------------------------------------------------------
60- 70   0.000     0.000     1.578     1.960     0.638     0.647     0.273   0.000
----------------------------------------------------------------------------------
70- 80   0.000     0.000     2.544     6.703     7.886    13.336     4.170   0.101
----------------------------------------------------------------------------------
80- 90   0.000     0.000     5.198     7.730     6.792     4.572     1.426   0.130
----------------------------------------------------------------------------------
90-100   0.000     0.000     0.190     2.497     7.163     6.936     3.791   0.999
----------------------------------------------------------------------------------
 **100   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------

                                  Loans with MI

                                      FICOs

LTVs      *450   451-500   501-550   551-600   601-650   651-700   701-750   **750
----------------------------------------------------------------------------------
  *20    0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
20- 30   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
30- 40   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
40- 50   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
50- 60   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
60- 70   0.000     0.000     0.526     2.884     3.297     4.792     2.018   1.622
----------------------------------------------------------------------------------
70- 80   0.000     0.000     1.755     3.985    11.275    12.360     9.237   5.414
----------------------------------------------------------------------------------
80- 90   0.000     0.000     0.274     5.777     7.361    11.479     4.788   1.196
----------------------------------------------------------------------------------
90-100   0.000     0.000     0.000     0.272     3.104     4.277     1.612   0.696
----------------------------------------------------------------------------------
 **100   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------

Loan Count

                                Loans without MI

                                      FICOs

LTVs     *450   451-500   501-550   551-600   601-650   651-700   701-750   **750
---------------------------------------------------------------------------------
  *20       0         0         0         1         1         2         1       0
---------------------------------------------------------------------------------
20- 30      0         0         1         5         5         1         2       1
---------------------------------------------------------------------------------
30- 40      0         0         3        13         4         7         3       5
---------------------------------------------------------------------------------
40- 50      0         0         8        16        22        23        11       6
---------------------------------------------------------------------------------
50- 60      1         0        15        43        44        36        21      19
---------------------------------------------------------------------------------
60- 70      0         0        27        47        14         5         3       0
---------------------------------------------------------------------------------
70- 80      0         0        63       157       158       255        81       2
---------------------------------------------------------------------------------
80- 90      0         0       124       169       145        86        17       3
---------------------------------------------------------------------------------
90-100      0         0         4        63       229       365       225      52
---------------------------------------------------------------------------------
 **100      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
   #

                                  Loans with MI

                                      FICOs

LTVs     *450   451-500   501-550   551-600   601-650   651-700   701-750   **750
---------------------------------------------------------------------------------
  *20       0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
20- 30      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
30- 40      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
40- 50      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
50- 60      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
60- 70      0         0        12        65        61        87        34      27
---------------------------------------------------------------------------------
70- 80      0         0        37        88       206       223       168      96
---------------------------------------------------------------------------------
80- 90      0         0         5       114       142       185        82      21
---------------------------------------------------------------------------------
90-100      0         0         0         6        60        83        29      13
---------------------------------------------------------------------------------
 **100      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                           NOVASTAR 2003-3, ACA FORMAT
                                9/1/2003 Balances

Total Outstanding Principal Balance:     622,473,453
Number Of Loans:                               4,458

                                                                                           Minimum      Maximum
                                                                                          ----------   -----------
Average Outstanding Principal Balance:           $139,630.65                              $10,494.57   $908,980.30
Weighted Average Current Loan Rate:                    7.005%                                  3.990        14.000%
Weighted Average Net Rate:                             6.012

Weighted Average Remaining Term:                         339 months                              117           359 months
Weighted Average Seasoning:                                2 months                                1            45 months

                                                                                        % of Aggregate
                                                               Principa   l Balance   Principal Balance
                                                 Number of     Outstand   ing as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cut   off Date     the Cutoff Date
-----------------------------------------------------------------------   -----------------------------
First Lien                                             3,864      599,6   59,394.09               96.33
Second Lien                                              594       22,8   14,058.87                3.67
-----------------------------------------------------------------------   -----------------------------
Total                                                  4,458      622,4   73,452.96              100.00
=======================================================================   =============================

WAVG Original LTV:                                     80.77%                                  12.17        100.00%
WAVG Effective LTV:                                    68.83%                                  12.17        100.00%
WAVG Credit Score:                                       648                                     505           894

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Prepay Penalties:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Prepayment Penalty                                     3,161      456,708,158.79               73.37
No Prepayment Penalty                                  1,297      165,765,294.17               26.63
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

ARM Characteristics:
WAVG Gross Coupon:                                     6.932%                                  3.990        11.125%
WAVG Remaining Term:                                     358 months                              315           359 months
WAVG Gross Margin:                                     5.651%                                  0.225         8.500%
WAVG Initial Periodic Rate Cap:                        2.996%                                  1.000         3.000%
WAVG Periodic Rate Cap:                                1.000%                                  1.000         1.000%
WAVG Maximum Loan Rate:                               13.927%                                 10.990        18.125%
WAVG Months to Roll:                                      23 months                                1            35 months

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Product:                                      Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                                    2,241      353,421,922.02               56.78
Fixed Rate                                             1,509      207,389,476.62               33.32
Fixed Rate Balloon                                       526       33,008,807.34                5.30
3/27 6 Mo LIBOR ARM                                      179       27,976,616.49                4.49
6 Month LIBOR ARM                                          3          676,630.49                0.11
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

TOP Index CONCENTRATIONS ($): 61.38% 6 MO Libor, 38.62% Fixed

For internal use only. All Amounts subject to change.               Page: 2 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Purpose:                                      Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     2,323      350,980,232.82               56.38
Purchase                                               1,697      205,150,712.02               32.96
Rate/Term Refinance                                      438       66,342,508.12               10.66
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Occupancy:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                4,222      592,042,967.06               95.11
Investment (Non-Owner Occupied)                          180       21,744,840.20                3.49
Second Home                                               35        4,349,633.52                0.70
Investment (Owner Occupied)                               21        4,336,012.18                0.70
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                3,384      464,508,249.90               74.62
PUD                                                      552       83,738,349.09               13.45
Condo                                                    302       37,318,052.82                6.00
Multi-Unit                                               220       36,908,801.15                5.93
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Doc Type:                                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                     2,285      300,516,570.61               48.28
Stated Income                                          1,446      212,312,675.18               34.11
No Documentation                                         502       72,134,480.25               11.59
No Income/No Asset Verifcation                           158       27,011,525.60                4.34
Limited Documentation                                     67       10,498,201.32                1.69
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
MI:                                           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
No MI                                                  2,614      334,953,362.14               53.81
MGIC                                                   1,836      286,551,459.07               46.03
PMI                                                        8          968,631.75                0.16
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 3 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 N/A                                                       1           86,713.39                0.01
 500  - 519                                                4          439,994.71                0.07
 520  - 539                                              161       21,658,622.12                3.48
 540  - 559                                              254       37,137,204.21                5.97
 560  - 579                                              306       43,674,530.40                7.02
 580  - 599                                              342       46,450,882.74                7.46
 600  - 619                                              323       45,875,638.08                7.37
 620  - 639                                              487       70,094,560.38               11.26
 640  - 659                                              526       78,708,215.91               12.64
 660  - 679                                              654       87,750,589.63               14.10
 680  - 699                                              467       66,073,781.15               10.61
 700  - 719                                              323       43,136,184.82                6.93
 720  - 739                                              280       35,795,100.89                5.75
 740  - 759                                              148       19,981,503.03                3.21
    **= 760                                              182       25,609,931.50                4.11
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Original Loan-to-Value (%)                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
      *   20.01                                            5          368,664.87                0.06
20.01  -  30.00                                           15        1,098,154.39                0.18
30.01  -  40.00                                           35        4,231,770.41                0.68
40.01  -  50.00                                           86       11,834,024.81                1.90
50.01  -  60.00                                          179       25,135,600.83                4.04
60.01  -  70.00                                          382       60,597,397.54                9.73
70.01  -  80.00                                        1,534      242,940,834.52               39.03
80.01  -  90.00                                        1,093      175,355,452.70               28.17
90.01  - 100.00                                          434       60,041,182.85                9.65
     **= 100.00                                          695       40,870,370.04                6.57
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 4 of 9

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balance ($):                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 10,495 -  25,000                                        148        2,955,939.20                0.47
 25,001 -  50,000                                        427       16,181,770.20                2.60
 50,001 -  75,000                                        558       36,075,195.22                5.80
 75,001 - 100,000                                        654       57,248,157.68                9.20
100,001 - 150,000                                      1,119      138,562,773.32               22.26
150,001 - 200,000                                        648      112,883,428.48               18.13
200,001 - 250,000                                        377       84,050,186.59               13.50
250,001 - 300,000                                        243       66,528,630.65               10.69
300,001 - 350,000                                        137       44,143,862.01                7.09
350,001 - 400,000                                         68       25,369,604.47                4.08
400,001 - 450,000                                         40       17,015,404.30                2.73
450,001 - 500,000                                         19        9,167,875.09                1.47
500,001 - 550,000                                          5        2,625,581.41                0.42
550,001 - 600,000                                          7        4,018,358.98                0.65
600,001 - 650,000                                          3        1,877,453.11                0.30
650,001 - 700,000                                          2        1,334,713.67                0.21
700,001 - 750,000                                          1          742,458.73                0.12
750,001 - 800,000                                          1          783,079.55                0.13
900,001 - 908,980                                          1          908,980.30                0.15
----------------------------------------------------------------------------------------------------
Total                                                  4,458      622,473,452.96              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 5 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                        % of Aggregate
                                                                  Principal Balance   Principal Balance
                                                Number of         Outstanding as of   Outstanding as of
Property State:                              Mortgage Loans        the Cutoff Date     the Cutoff Date
-------------------------------------------------------------------------------------------------------
Arizona                                                 121           12,160,512.69                1.95
Arkansas                                                 32            2,729,154.05                0.44
California                                              862          171,949,881.06               27.62
Colorado                                                 88           13,406,090.20                2.15
Connecticut                                              83           12,288,538.28                1.97
Delaware                                                  8            1,177,452.47                0.19
District of Columbia                                     18            3,170,451.38                0.51
Florida                                                 771           93,997,737.65               15.10
Georgia                                                  74            8,710,991.02                1.40
Idaho                                                    36            3,168,227.96                0.51
Illinois                                                 77           11,664,098.99                1.87
Indiana                                                  55            5,314,767.18                0.85
Iowa                                                      7              936,159.67                0.15
Kansas                                                   23            2,499,714.87                0.40
Kentucky                                                 74            6,612,630.21                1.06
Louisiana                                               100           10,476,603.70                1.68
Maine                                                    15            2,005,377.67                0.32
Maryland                                                 94           17,025,385.01                2.74
Massachusetts                                            61           11,845,457.76                1.90
Michigan                                                110           13,331,658.19                2.14
Minnesota                                                51            7,155,004.22                1.15
Mississippi                                              52            4,336,535.44                0.70
Missouri                                                101            8,515,907.72                1.37
Montana                                                   5              717,318.57                0.12
Nebraska                                                  5              388,370.12                0.06
Nevada                                                  121           15,853,178.42                2.55
New Hampshire                                            13            1,746,075.82                0.28
New Jersey                                               68           11,616,143.13                1.87
New Mexico                                                6              871,133.76                0.14
New York                                                113           19,846,996.30                3.19
North Carolina                                           94           10,139,180.51                1.63
Ohio                                                    225           25,766,540.13                4.14
Oklahoma                                                 43            3,932,336.07                0.63
Oregon                                                   62            7,638,128.95                1.23
Pennsylvania                                            118           14,152,518.77                2.27
Rhode Island                                              2              405,419.55                0.07
South Carolina                                           53            6,457,693.63                1.04
South Dakota                                              2              157,793.96                0.03
Tennessee                                                64            6,465,662.35                1.04
Texas                                                   215           23,908,188.11                3.84
Utah                                                     15            1,675,850.30                0.27
Vermont                                                   1              205,787.92                0.03
Virginia                                                134           22,579,471.94                3.63
Washington                                              131           17,439,373.56                2.80
West Virginia                                            26            2,191,499.93                0.35
Wisconsin                                                24            3,275,841.20                0.53
Wyoming                                                   5              564,612.57                0.09
-------------------------------------------------------------------------------------------------------
Total                                                 4,458          622,473,452.96              100.00
=======================================================================================================

For internal use only. All Amounts subject to change.               Page: 6 of 9

[LOGO] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                        % of Aggregate
                                                                  Principal Balance   Principal Balance
                                                Number of         Outstanding as of   Outstanding as of
Property Zip Code                            Mortgage Loans        the Cutoff Date     the Cutoff Date    North/South CA
------------------------------------------------------------------------------------------------------------------------
93033                                                    14               3,002,517                0.48   CA-SOUTH
91910                                                     6               1,667,291                0.27   CA-SOUTH
93030                                                     7               1,658,053                0.27   CA-SOUTH
89131                                                     9               1,453,339                0.23   OUTSIDE CA
89148                                                     9               1,428,187                0.23   OUTSIDE CA
93010                                                     3               1,425,924                0.23   CA-SOUTH
33165                                                     9               1,353,442                0.22   OUTSIDE CA
91911                                                     7               1,347,312                0.22   CA-SOUTH
22193                                                     8               1,318,554                0.21   OUTSIDE CA
20721                                                     7               1,297,083                0.21   OUTSIDE CA
89052                                                     7               1,274,331                0.20   OUTSIDE CA
92707                                                     7               1,256,584                0.20   CA-SOUTH
92704                                                     6               1,253,691                0.20   CA-SOUTH
91709                                                     7               1,240,439                0.20   CA-SOUTH
91362                                                     2               1,212,442                0.19   CA-SOUTH
20706                                                     4               1,157,180                0.19   OUTSIDE CA
92691                                                     3               1,140,942                0.18   CA-SOUTH
92883                                                     5               1,139,547                0.18   CA-SOUTH
43065                                                     6               1,134,673                0.18   OUTSIDE CA
92377                                                     7               1,125,549                0.18   CA-SOUTH
89129                                                     7               1,105,111                0.18   OUTSIDE CA
20744                                                     5               1,087,412                0.17   OUTSIDE CA
90706                                                     5               1,079,555                0.17   CA-SOUTH
33023                                                     9               1,063,715                0.17   OUTSIDE CA
92562                                                     5               1,059,717                0.17   CA-SOUTH

For internal use only. All Amounts subject to change.               Page: 7 of 9

     Balance         # of loans     WAC    WA FICO   WA LTV   Owner Occ%   Cashout Refi%   Full Doc%
------------------   ----------   ------   -------   ------   ----------   -------------   ---------
$600,000-650,000              3   5.8258    660.79    59.79       100.00          100.00        0.00
$650,001-700,000              2   6.1819    654.59    77.90       100.00          100.00        0.00
$700,001-750,000              1   5.9900    658.00    82.21       100.00            0.00        0.00
$751,001-800,000              1   5.1250    683.00    80.00       100.00          100.00        0.00
$800,001-850,000              0   0.0000      0.00     0.00         0.00            0.00        0.00
$850,001-900,000              1   5.3750    679.00    70.00       100.00          100.00        0.00
$900,001-950,000              0   0.0000      0.00     0.00         0.00            0.00        0.00
$950,001-1,000,000            0   0.0000      0.00     0.00         0.00            0.00        0.00
**$1,000,000                  0   0.0000      0.00     0.00         0.00            0.00        0.00

Percentage by range

                                Loans without MI
                                      FICOs

LTVs     *450    451-500   501-550   551-600   601-650   651-700   701-750   **750
----------------------------------------------------------------------------------
   *20   0.000     0.000     0.000     0.015     0.034     0.048     0.013   0.000
----------------------------------------------------------------------------------
 20-30   0.000     0.000     0.024     0.124     0.107     0.015     0.030   0.029
----------------------------------------------------------------------------------
 30-40   0.000     0.000     0.075     0.414     0.102     0.183     0.245   0.244
----------------------------------------------------------------------------------
 40-50   0.000     0.000     0.347     0.582     0.876     0.982     0.468   0.279
----------------------------------------------------------------------------------
 50-60   0.026     0.000     0.558     1.576     2.171     1.525     0.733   0.916
----------------------------------------------------------------------------------
 60-70   0.000     0.000     1.578     1.960     0.638     0.647     0.273   0.000
----------------------------------------------------------------------------------
 70-80   0.000     0.000     2.544     6.703     7.886    13.336     4.170   0.101
----------------------------------------------------------------------------------
 80-90   0.000     0.000     5.198     7.730     6.792     4.572     1.426   0.130
----------------------------------------------------------------------------------
90-100   0.000     0.000     0.190     2.497     7.163     6.936     3.791   0.999
----------------------------------------------------------------------------------
 **100   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------

                                  Loans with MI
                                      FICOs

  LTVs   *450    451-500   501-550   551-600   601-650   651-700   701-750   **750
----------------------------------------------------------------------------------
   *20   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
 20-30   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
 30-40   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
 40-50   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
 50-60   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------
 60-70   0.000     0.000     0.526     2.884     3.297     4.792     2.018   1.622
----------------------------------------------------------------------------------
 70-80   0.000     0.000     1.755     3.985    11.275    12.360     9.237   5.414
----------------------------------------------------------------------------------
 80-90   0.000     0.000     0.274     5.777     7.361    11.479     4.788   1.196
----------------------------------------------------------------------------------
90-100   0.000     0.000     0.000     0.272     3.104     4.277     1.612   0.696
----------------------------------------------------------------------------------
 **100   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000
----------------------------------------------------------------------------------

Loan Count

                                Loans without MI
                                      FICOs

 LTVs    *450   451-500   501-550   551-600   601-650   651-700   701-750   **750
---------------------------------------------------------------------------------
   *20      0         0         0         1         1         2         1       0
---------------------------------------------------------------------------------
 20-30      0         0         1         5         5         1         2       1
---------------------------------------------------------------------------------
 30-40      0         0         3        13         4         7         3       5
---------------------------------------------------------------------------------
 40-50      0         0         8        16        22        23        11       6
---------------------------------------------------------------------------------
 50-60      1         0        15        43        44        36        21      19
---------------------------------------------------------------------------------
 60-70      0         0        27        47        14         5         3       0
---------------------------------------------------------------------------------
 70-80      0         0        63       157       158       255        81       2
---------------------------------------------------------------------------------
 80-90      0         0       124       169       145        86        17       3
---------------------------------------------------------------------------------
90-100      0         0         4        63       229       365       225      52
---------------------------------------------------------------------------------
 **100      0         0         0        0          0         0         0       0
---------------------------------------------------------------------------------
     #

                                  Loans with MI
                                      FICOs

  LTVs   *450   451-500   501-550   551-600   601-650   651-700   701-750   **750
---------------------------------------------------------------------------------
   *20      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
 20-30      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
 30-40      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
 40-50      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
 50-60      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------
 60-70      0         0        12        65        61        87        34      27
---------------------------------------------------------------------------------
 70-80      0         0        37        88       206       223       168      96
---------------------------------------------------------------------------------
 80-90      0         0         5       114       142       185        82      21
---------------------------------------------------------------------------------
90-100      0         0         0         6        60        83        29      13
---------------------------------------------------------------------------------
 **100      0         0         0         0         0         0         0       0
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

Appenix A

Novastar 2003-3

FICO DISTRIBUTION                              Collateral Cuts for Subprime Pool

                    Note: Cells in red font are calculations

----------------------------------------------------------------------------------------------------------------
                       Total Balance                   Adjusted Balance[1]
                  -----------------------             ----------------------     WA Loan           % Covered by
FICO                  Amount        %[2]     LTV          Amount        %[2]     Balance     WAC   Mortgage Ins.
----------------------------------------------------------------------------------------------------------------
a. FICO NA             86,713.39     0.01%  ** 65.0             0.00    0.00%   86,713.39   6.50%           0.00
b.      0 - 500             0.00     0.00%  ** 65.0             0.00    0.00%        0.00   0.00%           0.00
c. 500.01 - 550    42,560,638.58     6.84%  ** 70.0    32,403,301.51    5.21%  142,343.27   7.92%          17.26
d. 550.01 - 575    51,550,812.00     8.28%  ** 70.0    40,955,079.35    6.58%  141,235.10   7.66%          26.10
e. 575.01 - 600    57,943,039.93     9.31%  ** 70.0    44,604,204.65    7.17%  137,305.78   7.68%          40.88
f. 600.01 - 620    46,196,916.50     7.42%  ** 70.0    38,557,079.10    6.19%  141,274.97   7.49%          49.57
g. 620.01 - 650   112,109,202.25    18.01%  ** 80.0    51,611,940.18    8.29%  146,739.79   6.98%          43.79
h. 650.01 - 680   125,009,222.56    20.08%  ** 80.0    55,106,150.46    8.85%  137,979.27   6.74%          49.70
i. 680.01 - 700    64,214,061.76    10.32%  ** 85.0    23,200,919.06    3.73%  142,066.51   6.63%          50.59
j. 700.01 - 750    88,103,633.88    14.15%  ** 85.0    30,080,727.24    4.83%  130,138.31   6.52%          57.62
k. 750.01 - 800    33,384,839.91     5.36%  ** 85.0     8,201,295.12    1.32%  142,670.26   6.11%          74.40
l. 800 +            1,314,372.20     0.21%  ** 85.0       114,111.00    0.02%  119,488.38   5.41%          62.86
----------------------------------------------------------------------------------------------------------------
TOTAL POOL        622,473,452.96   100.00%            324,834,807.67   52.18%  139,630.65   7.01%          46.19
----------------------------------------------------------------------------------------------------------------

     FICO: Average        647.91               Min:           505.00     Max:         894

-----------------------------------------------------------------------------------------------------


FICO              WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi
-----------------------------------------------------------------------------------------------------
a. FICO NA              0    60.00    15.45         0.00         100.00         0.00             0.00
b.      0 - 500         0     0.00     0.00         0.00           0.00         0.00             0.00
c. 500.01 - 550       537    77.69    40.49        96.12          97.69        85.33            83.30
d. 550.01 - 575       563    78.38    40.12        91.23          97.92        71.63            80.38
e. 575.01 - 600       588    78.99    39.55        88.83          94.40        70.33            72.89
f. 600.01 - 620       611    82.63    39.91        89.68          93.63        69.63            62.84
g. 620.01 - 650       636    81.51    40.74        87.44          94.26        51.93            62.71
h. 650.01 - 680       666    81.87    39.77        87.61          96.00        32.73            48.18
i. 680.01 - 700       690    82.62    39.70        84.97          95.00        28.72            40.66
j. 700.01 - 750       721    81.70    38.65        87.70          93.89        26.00            41.18
k. 750.01 - 800       768    76.78    35.42        81.62          93.53        39.07            28.36
l. 800 +              811    69.30    33.57        58.80         100.00        62.84            32.96
-----------------------------------------------------------------------------------------------------
TOTAL POOL            648    80.77    39.70        88.08          95.11        48.28            56.38
-----------------------------------------------------------------------------------------------------

DEBT-TO INCOME (DTI) DISTRIBUTION

--------------------------------------------------------------------------------------------------------------
                         Total Balance                  Adjusted Balance[1]
                    -----------------------           -----------------------   WA Loan           % Covered by
DTI                     Amount        %[2]     FICO        Amount        %[2]   Balance    WAC   Mortgage Ins.
--------------------------------------------------------------------------------------------------------------
a.       *= 20.00   115,253,365.25    18.52%  * 550      1,072,932.13    0.17%  138,359   6.67%          66.67
b. 20.001 - 25.00    24,034,092.47     3.86%  * 550      2,839,965.66    0.46%  103,595   7.52%          47.15
c. 25.001 - 30.00    35,101,086.51     5.64%  * 575      7,308,061.67    1.17%  112,865   7.31%          52.76
d. 30.001 - 35.00    63,064,769.03    10.13%  * 575      9,682,010.45    1.56%  128,967   7.07%          52.12
e. 35.001 - 40.00    87,952,581.52    14.13%  * 600     22,488,045.40    3.61%  134,279   7.08%          43.30
f. 40.001 - 45.00   120,879,469.83    19.42%  * 625     44,561,733.25    7.16%  148,137   6.96%          44.67
g. 45.001 - 50.00   152,441,268.65    24.49%  * 650     90,461,867.49   14.53%  154,606   7.05%          31.76
h. 50.001 - 55.00    22,636,331.62     3.64%  * 675     19,604,166.65    3.15%  175,475   7.15%          32.77
i. 55 +               1,110,488.08     0.18%  * 700      1,110,488.08    0.18%  158,641   7.60%           5.03
--------------------------------------------------------------------------------------------------------------
TOTAL POOL          622,473,452.96   100.00%           199,129,270.78   31.99%  139,631   7.01%          46.19
--------------------------------------------------------------------------------------------------------------

     DTI: Average             39.7             Min:              0.71    Max:     61.73

-------------------------------------------------------------------------------------------------------


DTI                 WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi
-------------------------------------------------------------------------------------------------------
a.       *= 20.00       688    78.46    15.53        88.47          98.52         7.57            55.25
b. 20.001 - 25.00       643    80.25    22.75        88.20          92.84        63.40            57.20
c. 25.001 - 30.00       638    80.57    27.59        91.78          94.17        57.86            62.01
d. 30.001 - 35.00       643    79.96    32.64        88.02          93.44        54.52            59.24
e. 35.001 - 40.00       644    80.97    37.50        88.18          95.61        50.64            52.62
f. 40.001 - 45.00       643    81.94    42.63        87.49          95.48        54.18            53.34
g. 45.001 - 50.00       635    82.06    47.75        87.87          94.06        60.83            56.59
h. 50.001 - 55.00       609    80.40    51.99        84.83          89.51        79.43            73.29
i. 55 +                 582    71.38    57.66        81.48          94.97       100.00            72.73
-------------------------------------------------------------------------------------------------------
TOTAL POOL              648    80.77    39.70        88.08          95.11        48.28            56.38
-------------------------------------------------------------------------------------------------------

LOAN-TO- VALUE (LTV) DISTIBUTION

----------------------------------------------------------------------------------------------------------------
                         Total Balance                 Adjusted Balance[1]
                    -----------------------           ----------------------    WA Loan             % Covered by
LTV                     Amount        %[2]     DTI         Amount      %[2]     Balance     WAC    Mortgage Ins.
----------------------------------------------------------------------------------------------------------------
a.       *  60.00    42,668,215.31     6.85%  ** 50     1,678,850.24   0.27%   133,338.17   6.42%           0.00
b. 60.01 -  70.00    60,597,397.54     9.73%  ** 50     3,815,302.02   0.61%   158,631.93   6.51%          71.83
c. 70.01 -  80.00   242,940,834.52    39.03%  ** 50     7,776,255.59   1.25%   158,370.82   6.54%          52.10
d. 80.01 -  85.00    67,311,617.90    10.81%  ** 50     2,339,274.45   0.38%   167,026.35   7.15%          45.96
e. 85.01 -  90.00   108,043,834.80    17.36%  ** 50     4,459,077.37   0.72%   156,585.27   7.17%          53.53
f. 90.01 -  95.00    54,072,528.77     8.69%  ** 50     3,448,519.13   0.55%   144,578.95   7.56%          49.19
g. 95.01 - 100.00    46,839,024.12     7.52%  ** 50       229,540.90   0.04%    62,038.44   9.38%           4.36
h. 100 +                      0.00     0.00%  ** 50             0.00   0.00%         0.00   0.00%           0.00
----------------------------------------------------------------------------------------------------------------
TOTAL POOL          622,473,452.96   100.00%           23,746,819.70   3.81%   139,630.65   7.01%          46.19
----------------------------------------------------------------------------------------------------------------

      LTV: Average           80.77            Min:             12.17   Max:           100

------------------------------------------------------------------------------------------------------


LTV                 WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ   % Full Doc   % Cashout Refi
------------------------------------------------------------------------------------------------------
a.       *  60.00       647    50.03    36.78        86.18         90.14        35.47            79.55
b. 60.01 -  70.00       637    66.31    39.58        86.56         91.07        42.44            80.00
c. 70.01 -  80.00       657    78.25    40.08        86.96         94.43        38.79            51.63
d. 80.01 -  85.00       619    84.30    40.08        87.85         96.43        53.95            70.31
e. 85.01 -  90.00       639    89.43    39.83        90.33         95.78        52.71            65.71
f. 90.01 -  95.00       653    94.50    41.78        90.92         99.46        73.45            40.66
g. 95.01 - 100.00       673    99.68    37.38        89.40         99.95        69.26             6.04
h. 100 +                  0     0.00     0.00         0.00          0.00         0.00             0.00
------------------------------------------------------------------------------------------------------
TOTAL POOL              648    80.77    39.70        88.08         95.11        48.28            56.38
------------------------------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

Appendix A

Novastar 2003-3

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

-----------------------------------------------------------------------------------
                    Total Balance
               ----------------------     WA Loan            % Covered by
STATE              Amount        %[2]     Balance     WAC   Mortgage Ins.   WA FICO
-----------------------------------------------------------------------------------
California     171,949,881.06   27.62%  199,477.82   6.59           41.04       656
Florida         93,997,737.65   15.10%  121,916.65   6.95           38.58       648
Ohio            25,766,540.13    4.14%  114,517.96   7.21           56.50       645
Texas           23,908,188.11    3.84%  111,200.87   6.88           57.84       666
Virginia        22,579,471.94    3.63%  168,503.52   7.18           47.22       633
New York        19,846,996.30    3.19%  175,637.14   7.14           50.16       639
Washington      17,439,373.56    2.80%  133,124.99   7.03           48.78       657
Maryland        17,025,385.01    2.74%  181,121.12   7.30           42.29       640
Nevada          15,853,178.42    2.55%  131,018.00   7.00           45.54       660
Pennsylvania    14,152,518.77    2.27%  119,936.60   7.44           56.39       628
Colorado        13,406,090.20    2.15%  152,341.93   6.82           46.04       661
Michigan        13,331,658.19    2.14%  121,196.89   7.52           57.23       634
-----------------------------------------------------------------------------------
TOTAL POOL     449,257,019.34   72.17%  150,656.28   6.89           44.64       651
-----------------------------------------------------------------------------------

---------------------------------------------------------------------------------------


STATE          WA LTV   WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi   % Full Doc
---------------------------------------------------------------------------------------
California      78.16    40.80        84.24         93.19            59.22        40.94
Florida         80.53    39.83        88.06         95.19            54.34        43.59
Ohio            85.31    39.13        91.59         95.02            49.94        59.20
Texas           81.62    38.99        98.00         98.34            35.12        41.77
Virginia        81.39    39.40        95.99         96.84            70.61        46.28
New York        77.21    40.24        76.35         95.36            67.88        47.18
Washington      84.29    40.05        90.81         97.52            45.84        51.78
Maryland        82.52    40.06        93.43         99.04            59.64        60.29
Nevada          81.46    39.23        96.59         95.88            31.05        32.63
Pennsylvania    83.67    38.72        91.34         98.33            64.09        62.75
Colorado        83.69    39.87        94.29         98.46            64.31        47.54
Michigan        83.29    38.06        98.15         92.11            70.45        59.54
---------------------------------------------------------------------------------------
TOTAL POOL      80.38    40.03        88.41         95.04            56.48        45.43
---------------------------------------------------------------------------------------

PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------
                               Total Balance
Scheduled Principal        -----------------------     WA Loan             % Covered by
Balance                         Amount       %[2]      Balance     WAC    Mortgage Ins.   WA FICO
-------------------------------------------------------------------------------------------------
a.         0 -    50,000    19,137,709.40     3.07%   33,282.97   10.25           10.13       671
b.    50,001 -   200,000   344,769,554.70    55.39%  115,733.32    7.14           47.58       643
c.   200,001 -   250,000    84,050,186.59    13.50%  222,944.79    6.70           59.71       646
d.   250,001 -   300,000    66,528,630.65    10.69%  273,780.37    6.58           47.14       652
e.   300,001 -   400,000    69,513,466.48    11.17%  339,090.08    6.69           41.15       657
f.   400,001 -   500,000    26,183,279.39     4.21%  443,784.40    6.31           37.49       653
g.   500,001 -   600,000     6,643,940.39     1.07%  553,661.70    5.96           23.93       665
h.   600,001 -   700,000     3,212,166.78     0.52%  642,433.36    5.97            0.00       658
i.   700,001 -   800,000     1,525,538.28     0.25%  762,769.14    5.55            0.00       671
j.   800,001 -   900,000             0.00     0.00%        0.00    0.00            0.00         0
k.   900,001 - 1,000,000       908,980.30     0.15%  908,980.30    5.38            0.00       679
l. 1,000,001 **=                     0.00     0.00%        0.00    0.00            0.00         0
-------------------------------------------------------------------------------------------------
TOTAL POOL                 622,473,452.96   100.00%  139,630.65    7.01           46.19       648
-------------------------------------------------------------------------------------------------
Prin Bal: Average               139630.65                 Min: 10494.57            Max: 908980.3

---------------------------------------------------------------------------------------------------

Scheduled Principal
Balance                    WA LTV   WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi   % Full Doc
---------------------------------------------------------------------------------------------------
a.         0 -    50,000    91.34    34.92        87.26         91.74            27.97        47.48
b.    50,001 -   200,000    80.68    38.97        89.16         94.69            56.36        54.54
c.   200,001 -   250,000    80.75    40.90        88.02         96.00            61.36        45.11
d.   250,001 -   300,000    80.34    42.07        86.08         97.17            59.03        40.82
e.   300,001 -   400,000    81.59    40.84        84.30         94.19            52.89        36.59
f.   400,001 -   500,000    76.54    41.18        87.04         95.18            54.85        40.87
g.   500,001 -   600,000    75.37    38.70       100.00        100.00            66.66        32.95
h.   600,001 -   700,000    67.31    37.29       100.00        100.00           100.00            0
i.   700,001 -   800,000    81.08    38.31        48.67        100.00            51.33            0
j.   800,001 -   900,000     0.00     0.00         0.00          0.00             0.00            0
k.   900,001 - 1,000,000    70.00    46.40       100.00        100.00           100.00            0
l. 1,000,001 **=             0.00     0.00         0.00          0.00             0.00            0
---------------------------------------------------------------------------------------------------
TOTAL POOL                  80.77    39.70        88.08         95.11            56.38        48.28
---------------------------------------------------------------------------------------------------

DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------
                                       Total Balance
                                  ----------------------     WA Loan             % Covered by
Doc Type                              Amount        %[2]      Balance     WAC   Mortgage Ins.   WA FICO
-------------------------------------------------------------------------------------------------------
Full Documentation                300,516,570.61    48.28%  131,517.10   7.23            45.2       626
Limited Documentation              10,498,201.32     1.69%  156,689.57   7.46           44.33       593
No Documentation                   72,134,480.25    11.59%  143,694.18   6.41           74.55       701
No Income/No Asset Verification    27,011,525.60     4.34%  170,959.02   6.88           57.32       677
Stated Income                     212,312,675.18    34.11%  146,827.58   6.88           36.63       661
-------------------------------------------------------------------------------------------------------
TOTAL POOL                        622,473,452.96   100.00%  139,630.65   7.01           46.19       648
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------


Doc Type                          WA LTV   WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi
---------------------------------------------------------------------------------------------
Full Documentation                 83.01    40.16        88.67         94.62            60.18
Limited Documentation               79.3    39.06        84.13         92.72            66.05
No Documentation                   76.69    45.68        91.12           100            54.54
No Income/No Asset Verification    84.09    34.24        83.13          98.4            56.59
Stated Income                      78.63    39.09        87.02         93.85            51.14
---------------------------------------------------------------------------------------------
TOTAL POOL                         80.77    39.70        88.08         95.11            56.38
---------------------------------------------------------------------------------------------

Appendix A

Novastar 2003-3

PROPERTY TYPE

----------------------------------------------------------------------------------
                              Total Balance
                          ---------------------    WA Loan            % Covered by
Property Type                 Amount       %[2]    Balance     WAC   Mortgage Ins.
----------------------------------------------------------------------------------
Condo                      37,318,052.82     6%  123,569.71   7.02           45.49
Multi-Unit                 36,908,801.15     6%  167,767.28   6.91           56.93
PUD                        83,738,349.09    13%  151,699.91   6.78           42.76
Single Family Residence   464,508,249.90    75%  137,266.03   7.05           46.01
----------------------------------------------------------------------------------
TOTAL POOL                622,473,452.96   100%  139,630.65   7.01           46.19
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                                                    % Cashout
Property Type             WA FICO   WA LTV   WA DTI   % Owner Occ      Refi     % Full Doc
------------------------------------------------------------------------------------------
Condo                         667    82.23    38.91         93.21       37.32        48.90
Multi-Unit                    656    76.81    41.55         70.29       67.25        42.82
PUD                           660    82.43    40.49         98.60       41.84        43.25
Single Family Residence       644    80.67    39.48         96.61       59.68        49.57
------------------------------------------------------------------------------------------
TOTAL POOL                    648    80.77    39.70         95.11       56.38        48.28
------------------------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE

----------------------------------------------------------------------------------
                            Total Balance
                       -----------------------     WA Loan            % Covered by
Mortgage Insurance         Amount        %[2]      Balance     WAC   Mortgage Ins.
----------------------------------------------------------------------------------
Loans **80 LTV w/MI    117,410,810.22    18.86%  158,663.26   7.07          100.00
Loans **80 LTV w/o MI  158,856,195.37    25.52%  107,190.42   8.02            0.00
Other                  346,206,447.37    55.62%  154,832.94   6.52           49.14
----------------------------------------------------------------------------------
TOTAL POOL             622,473,452.96   100.00%  139,630.65   7.01           46.19
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                                                 % Cashout                Is MI down
Mortgage Insurance     WA FICO   WA LTV   WA DTI   % Owner Occ      Refi     % Full Doc    to 60 LTV
----------------------------------------------------------------------------------------------------
Loans **80 LTV w/MI        659    89.41    38.74          96.3        50.4        57.82   No
Loans **80 LTV w/o MI      631    92.02    40.52         98.15       52.85         61.4   No
Other                      652    72.68    39.60         93.31       60.04        39.02   Mixed (50.86% with MI, 49.14% without MI
----------------------------------------------------------------------------------------------------
TOTAL POOL                 648    80.77    39.70         95.11       56.38        48.28
----------------------------------------------------------------------------------------------------

LOAN BALANCE

---------------------------------------------------------------------------------
                           Total Balance
                      -----------------------     WA Loan            % Covered by
Loan Purpose              Amount        %[2]      Balance     WAC   Mortgage Ins.
---------------------------------------------------------------------------------
Cash Out Refinance    350,980,232.82    56.38%  151,089.21   6.93           45.32
Purchase              205,150,712.02    32.96%  120,890.23   7.24           41.99
Rate/Term Refinance    66,342,508.12    10.66%  151,466.91   6.66           63.76
---------------------------------------------------------------------------------
TOTAL POOL            622,473,452.96   100.00%  139,630.65   7.01           46.19
---------------------------------------------------------------------------------

----------------------------------------------------------------------------


Loan Purpose          WA. FICO   WA. LTV   WA DTI   % SFD/ PUD   % Owner Occ
----------------------------------------------------------------------------
Cash Out Refinance         631     77.87    39.74        88.96         95.01
Purchase                   673     86.14    40.08        86.07         95.18
Rate/Term Refinance        662     79.52    38.35        89.59         95.45
----------------------------------------------------------------------------
TOTAL POOL                 648     80.77    39.70        88.08         95.11
----------------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING

-------------------------------------------------------------------------
                   Total Balance
              -----------------------     WA Loan            % Covered by
Lien Status       Amount        %[2]      Balance     WAC   Mortgage Ins.
-------------------------------------------------------------------------
2/28          353,421,922.02    56.78%  157,707.24   6.95           43.65
3/27           27,976,616.49     4.49%  156,293.95   6.71           45.49
6ML               676,630.49     0.11%  225,543.50   5.25           46.99
Fixed         240,398,283.96    38.62%  118,131.83   7.12           50.00
-------------------------------------------------------------------------
TOTAL POOL    622,473,452.96   100.00%  139,630.65   7.01           46.19
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                                     % Cashout
Lien Status   WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ      Refi     Index   Margin
-----------------------------------------------------------------------------------------------
2/28              633    82.02    40.31        88.23         95.49       54.91     6ML     5.67
3/27              639    80.44    39.59        90.38         94.59       68.69     6ML     5.42
6ML               674    89.03    42.22       100.00        100.00        7.38     6ML     4.86
Fixed             671    78.94    38.76        87.55         94.59       57.26     FRM     0.00
-----------------------------------------------------------------------------------------------
TOTAL POOL        648    80.77    39.70        88.08         95.11       56.38             5.65
-----------------------------------------------------------------------------------------------

LIEN STATUS

-------------------------------------------------------------------------
                   Total Balance
              -----------------------     WA Loan            % Covered by
Lien Status       Amount        %[2]      Balance     WAC   Mortgage Ins.
-------------------------------------------------------------------------
First Lien    599,659,394.09    96.33%  155,191.35    6.85           47.95
Second Lien    22,814,058.87     3.67%   38,407.51   11.06            0.00
--------------------------------------------------------------------------
TOTAL POOL    622,473,452.96   100.00%  139,630.65    7.01           46.19
--------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                     % Cashout
Lien Status   WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ      Refi
------------------------------------------------------------------------------
First Lien        646    80.05    39.96        88.08         94.93       58.07
Second Lien       690    99.57    33.50        87.90         99.89       12.17
------------------------------------------------------------------------------
TOTAL POOL        648    80.77    39.70        88.08         95.11       56.38
------------------------------------------------------------------------------

Appendix A

Novastar 2003-3

OCCUPANCY TYPE

---------------------------------------------------------------------------------------------
                                       Total Balance
                                  -----------------------     WA Loan           % Covered by
Occupancy Type                        Amount        %[2]      Balance     WAC   Mortgage Ins.
---------------------------------------------------------------------------------------------
Investment (Non-Owner Occupied)    21,744,840.20     3.49%  120,804.67   7.05           55.51
Investment (Owner Occupied)         4,336,012.18     0.70%  206,476.77   6.82           33.10
Primary                           592,042,967.06    95.11%  140,228.08   7.00           45.69
Second Home                         4,349,633.52     0.70%  124,275.24   7.69           81.37
---------------------------------------------------------------------------------------------
TOTAL POOL                        622,473,452.96   100.00%  139,630.65   7.01           46.19
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


Occupancy Type                    WA. FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ   % Cashout
---------------------------------------------------------------------------------------------------
Investment (Non-Owner Occupied)        666    73.29    39.38        62.79          0.00       60.48
Investment (Owner Occupied)            644    78.61    43.37         0.00          0.00       60.23
Primary                                647    81.08    39.72        89.74        100.00       56.32
Second Home                            636    77.62    35.92        75.40          0.00       40.66
---------------------------------------------------------------------------------------------------
TOTAL POOL                             648    80.77    39.70        88.08         95.11       56.38
---------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY

---------------------------------------------------------------------------------
                           Total Balance
Prepayment Charges    -----------------------     WA Loan            % Covered by
Term at Origination       Amount        %[2]      Balance     WAC   Mortgage Ins.
---------------------------------------------------------------------------------
0 Months              165,765,294.17    26.63%  127,806.70   7.31           46.76
12 Months               2,244,036.08     0.36%  187,003.01   7.09           54.59
24 Months             216,131,306.53    34.72%  149,468.40   6.98           41.66
36 Months             106,886,198.22    17.17%  144,636.26   6.92           52.20
60 Months             131,446,617.96    21.12%  136,355.41   6.74           47.87
---------------------------------------------------------------------------------
TOTAL POOL            622,473,452.96   100.00%  139,630.65   7.01           46.19
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Prepayment Charges     WA                                   % Owner   % Cashout
Term at Origination   FICO   WA LTV   WA DTI   % SFD/ PUD     Occ        Refi
-------------------------------------------------------------------------------
0 Months               658    80.92    38.21        86.95     94.84       52.84
12 Months              678    84.99    39.14        82.64    100.00       39.47
24 Months              640    81.53    40.27        88.73     95.92       52.94
36 Months              646    80.59    40.27        87.99     95.52       62.94
60 Months              650    79.40    40.08        88.58     93.71       61.47
-------------------------------------------------------------------------------
TOTAL POOL             648    80.77    39.70        88.08     95.11       56.38
-------------------------------------------------------------------------------

SECTION 32 LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                   Total Balance
                   -------------   WA Loan         % Covered by                                                           % Cashout
                   Amount   %[2]   Balance   WAC   Mortgage Ins.   WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ      Refi
-----------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans               0%
-----------------------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------------------

GA, KY % & TOP 5 STATES

State                                                                       %[2]
--------------------------------------------------------------------------------
GA                                                                         1.40%
--------------------------------------------------------------------------------
KY                                                                         1.06%
--------------------------------------------------------------------------------
CA                                                                        27.62%
--------------------------------------------------------------------------------
FL                                                                        15.10%
--------------------------------------------------------------------------------
OH                                                                         4.14%
--------------------------------------------------------------------------------
TX                                                                         3.84%
--------------------------------------------------------------------------------
VA                                                                         3.63%
--------------------------------------------------------------------------------

TOP 5 MSA

--------------------------------------------------------------------------------
MSA                                                                         %[2]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 5 ORIGINATORS

--------------------------------------------------------------------------------
Originator                                                                  %[2]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SERVICES

--------------------------------------------------------------------------------
Servicer                                                                    %[2]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Appendix A

Novastar 2003-3

STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

       -------------------------------------------------------------------------
       Standard & Poors: Analyst Name : Scott Mason
--------------------------------------------------------------------------------
       Foreclosure Frequency                          Loss Severity   Cum Losses
--------------------------------------------------------------------------------
AA                     45.20                                  22.02         9.95
--------------------------------------------------------------------------------
A                      37.64                                  19.72         7.42
--------------------------------------------------------------------------------
A-                       N/A                                    N/A          N/A
--------------------------------------------------------------------------------
BBB+                   31.82                                  19.26         6.13
--------------------------------------------------------------------------------
BBB                    28.90                                  18.96         5.48
--------------------------------------------------------------------------------
BBB-                   24.64                                  18.96         4.67
--------------------------------------------------------------------------------
B                       8.54                                  18.96         1.62
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
       Moody's: Analyst Name : Karin Kelner
--------------------------------------------------------------------------------
       Foreclosure Frequency                          Loss Severity   Cum Losses
--------------------------------------------------------------------------------
AA                       N/A                                    N/A        12.00
--------------------------------------------------------------------------------
A                        N/A                                    N/A         8.50
--------------------------------------------------------------------------------
A-                       N/A                                    N/A          N/A
--------------------------------------------------------------------------------
BBB+                     N/A                                    N/A         7.00
--------------------------------------------------------------------------------
BBB                      N/A                                    N/A         6.25
--------------------------------------------------------------------------------
BBB-                     N/A                                    N/A         5.50
--------------------------------------------------------------------------------
B                        N/A                                    N/A         3.00
--------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P & I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

--------------------------------------------------------------------------------
Mortgage Insurance (MI) Coverage                                 Loss Severity %
--------------------------------------------------------------------------------
None                                                                         50%
--------------------------------------------------------------------------------
**70% Loans w/ **80 LTV down to 80%                                          45%
--------------------------------------------------------------------------------
50 - 70% Loans w/ **80 LTV down to 80%                                       40%
--------------------------------------------------------------------------------
50 - 70% Loans w/ **80 LTV down to 60%                                       35%
--------------------------------------------------------------------------------
**70% LTV **80%  down to 60%                                                 30%
--------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------
                Breakeven CDR                                        Cumulative Losses
-------------------------------------------------------------------------------------------------------------
        25 CPR       40 CPR      60 CPR            25 CPR                 40 CPR                60 CPR
-------------------------------------------------------------------------------------------------------------
AA      18.4 CDR    23.92 CDR   33.53 CDR   182,671,325.85(12.18%) 155,772,895.91(10.38%) 139,675,422.72(9.31%)
A       11.3 CDR    13.64 CDR   14.93 CDR   129,482,516.54 (8.63%)  99,920,077.07 (6.66%)  68,638,572.45(4.58%)
A-     9.967 CDR   11.849 CDR    11.8 CDR   117,616,770.20 (7.84%)  88,747,902.55 (5.92%)  55,252,443.35(3.68%)
BBB+    8.57 CDR      9.6 CDR    9.27 CDR   104,396,794.08 (6.96%)  73,993,608.52 (4.93%)  44,070,856.87(2.94%)
BBB     7.72 CDR     7.85 CDR    8.29 CDR    95,926,848.07 (6.40%)  61,909,221.21 (4.13%)  39,648,304.72(2.64%)
-------------------------------------------------------------------------------------------------------------
BBB-
-------------------------------------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

       ------------------------------------------------------------------------------------------------------------
                      Multiple of Default Ramp                                   Cumulative Losses
-------------------------------------------------------------------------------------------------------------------
            25 CPR             40 CPR             60 CPR             25 CPR            40 CPR            60 CPR
-------------------------------------------------------------------------------------------------------------------
AA     1155 *etrade_def   1585 *etrade_def   2975 *etrade_def   408,289.50(0.60%) 185,034.16(0.27%) 392,813.55(0.58%)
A       710 *etrade_def    785 *etrade_def    585 *etrade_def   505,768.35(0.90%) 137,322.17(0.24%)  63,259.47(0.11%)
A-      599 *etrade_def    630 *etrade_def    468 *etrade_def    68,996.82(0.46%)  56,253.25(0.38%)  94,124.18(0.63%)
BBB+    495 *etrade_def    485 *etrade_def    369 *etrade_def    81,568.12(0.54%)  61,450.29(0.41%) 186,933.90(1.25%)
BBB     390 *etrade_def    343 *etrade_def    340 *etrade_def   106,608.34(0.71%) 114,125.48(0.76%) 129,768.88(0.87%)
-------------------------------------------------------------------------------------------------------------------
BBB-
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

FOR INTERNAL USE ONLY
NOT TO BE DISTRIBUTED OUTSIDE RBS GREENWICH CAPITAL

                               COLLATERAL MATRIX

---------------------------------------------------------------------------------------------------------------------------------
NOVASTAR 2003-3 - No MI
-----------------------
                                                                                           WA
                                                                               WA      Total LTV           with     WA      Avg
                           Ending                    WA          WA   WA    Combined  (includes     WA    Prepay  Prepay   Loan
Category                   Balance     Pct    WAC  Margin  WAM  Age   DTI      LTV    Silent 2nd)  FICO  Penalty   Term     Amt
---------------------------------------------------------------------------------------------------------------------------------
FICO:   0                     86,713    0.0% 6.50    0.00  179    1  15.45     60.00        60.00     0      100%    5.0   87,000
---------------------------------------------------------------------------------------------------------------------------------
FICO: 500-524              4,946,393    1.5% 8.21    6.61  359    1  36.89     75.13        75.47   521       68%    3.0  133,795
---------------------------------------------------------------------------------------------------------------------------------
FICO: 525-549             29,974,744    8.9% 7.87    6.55  354    2  42.14     78.67        78.81   540       81%    2.8  147,101
---------------------------------------------------------------------------------------------------------------------------------
FICO: 550-574             37,321,906   11.1% 7.66    6.30  349    2  41.43     78.24        78.71   563       81%    3.0  142,670
---------------------------------------------------------------------------------------------------------------------------------
FICO: 575-599             34,290,377   10.2% 7.75    6.21  340    2  39.90     77.90        78.83   587       78%    3.2  138,470
---------------------------------------------------------------------------------------------------------------------------------
FICO: 600-624             30,891,903    9.2% 7.58    6.44  348    1  41.30     82.46        83.70   613       80%    3.2  138,720
---------------------------------------------------------------------------------------------------------------------------------
FICO: 625-649             53,659,891   16.0% 7.07    5.57  339    1  41.61     81.85        85.36   637       73%    3.1  139,935
---------------------------------------------------------------------------------------------------------------------------------
FICO: 650-674             55,279,682   16.5% 6.89    5.12  333    2  40.93     82.50        89.07   662       71%    3.0  123,881
---------------------------------------------------------------------------------------------------------------------------------
FICO: 675-699             41,473,104   12.4% 6.95    4.82  320    2  40.40     82.60        91.48   686       64%    2.8  118,704
---------------------------------------------------------------------------------------------------------------------------------
FICO: 700+                47,028,650   14.0% 6.93    4.76  308    2  38.02     80.51        86.26   728       69%    3.1  102,895
---------------------------------------------------------------------------------------------------------------------------------
Total                    334,953,362  100.0% 7.28    5.76  335    2  40.66     80.72        84.56   634       74%    3.0  128,341
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
O-LTV%:    0.01- 79.99    95,969,742   28.7% 6.81    5.63  336    2  39.10     62.62        63.61   619       73%    3.3  147,466
---------------------------------------------------------------------------------------------------------------------------------
O-LTV%:   80.00- 84.99    92,712,950   27.7% 6.43    5.12  353    2  42.51     80.44        93.06   653       76%    2.8  170,400
---------------------------------------------------------------------------------------------------------------------------------
O-LTV%:   85.00- 89.99    37,227,198   11.1% 7.56    6.42  352    2  41.29     85.94        86.26   597       81%    3.0  155,322
---------------------------------------------------------------------------------------------------------------------------------
O-LTV%:   90.00- 94.99    42,800,703   12.8% 7.35    6.07  353    1  42.06     90.34        90.55   616       74%    2.9  151,447
---------------------------------------------------------------------------------------------------------------------------------
O-LTV%:   95.00- 99.99    26,626,228    7.9% 8.09    6.38  324    2  42.59     95.47        95.47   637       74%    3.1  125,167
---------------------------------------------------------------------------------------------------------------------------------
O-LTV%:  100.00+          39,616,540   11.8% 9.50    6.79  262    2  36.73    100.00       100.00   679       60%    3.1   58,253
---------------------------------------------------------------------------------------------------------------------------------
Total                    334,953,362  100.0% 7.28    5.76  335    2  40.66     80.72        84.56   634       74%    3.0  128,341
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOVASTAR 2003-3 - No MI
-----------------------
                                                                                        1st
                                                                                         of
                                   Cashout    Owner   Silent   2nd  Single              Mth   with
Category                 Purchase   Refi    Occupied    2nd   Lien  Family  California  Pay    MI
--------------------------------------------------------------------------------------------------
FICO:   0                     100%       0%      100%      0%    0%      0%          0% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 500-524                   6%      86%      100%      4%    0%     94%         24% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 525-549                   8%      84%       97%      1%    0%     88%         21% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 550-574                  12%      85%       97%      4%    0%     79%         29% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 575-599                  15%      76%       95%      4%    0%     75%         30% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 600-624                  35%      58%       93%      5%    1%     77%         27% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 625-649                  28%      66%       94%     18%    5%     73%         29%  99%     0%
--------------------------------------------------------------------------------------------------
FICO: 650-674                  51%      43%       98%     33%    9%     71%         29% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 675-699                  62%      31%       98%     47%   15%     70%         34% 100%     0%
--------------------------------------------------------------------------------------------------
FICO: 700+                     56%      30%       95%     30%   18%     71%         40% 100%     0%
--------------------------------------------------------------------------------------------------
Total                          36%      57%       96%     20%    7%     75%         30% 100%     0%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
O-LTV%:    0.01- 79.99          5%      85%       90%      4%    0%     80%         34% 100%     0%
--------------------------------------------------------------------------------------------------
O-LTV%:   80.00- 84.99         58%      39%       98%     65%    0%     67%         34% 100%     0%
--------------------------------------------------------------------------------------------------
O-LTV%:   85.00- 89.99         10%      81%       98%      3%    0%     82%         30% 100%     0%
--------------------------------------------------------------------------------------------------
O-LTV%:   90.00- 94.99         21%      71%       96%      2%    1%     77%         25% 100%     0%
--------------------------------------------------------------------------------------------------
O-LTV%:   95.00- 99.99         49%      41%      100%      0%    6%     71%         24% 100%     0%
--------------------------------------------------------------------------------------------------
O-LTV%:  100.00+               86%       7%      100%      0%   52%     75%         23% 100%     0%
--------------------------------------------------------------------------------------------------
Total                          36%      57%       96%     20%    7%     75%         30% 100%     0%
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NOVASTAR 2003-3 - No MI                                               FICO
-----------------------  --------------------------------------------------------------------------------------------



Category                  0   400-499  500-524  525-549  550-574  575-599  600-624  625-649  650-674  675-699  700+
-------------------------------------------------------------------------------------------------------------------
FICO:   0                100%       0%       0%       0%       0%       0%       0%       0%       0%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 500-524              0%       0%     100%       0%       0%       0%       0%       0%       0%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 525-549              0%       0%       0%     100%       0%       0%       0%       0%       0%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 550-574              0%       0%       0%       0%     100%       0%       0%       0%       0%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 575-599              0%       0%       0%       0%       0%     100%       0%       0%       0%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 600-624              0%       0%       0%       0%       0%       0%     100%       0%       0%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 625-649              0%       0%       0%       0%       0%       0%       0%     100%       0%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 650-674              0%       0%       0%       0%       0%       0%       0%       0%     100%       0%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 675-699              0%       0%       0%       0%       0%       0%       0%       0%       0%     100%    0%
-------------------------------------------------------------------------------------------------------------------
FICO: 700+                 0%       0%       0%       0%       0%       0%       0%       0%       0%       0%  100%
-------------------------------------------------------------------------------------------------------------------
Total                      0%       0%       1%       9%      11%      10%       9%      16%      17%      12%   14%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
O-LTV%:   0.01- 79.99      0%       0%       3%      13%      14%      16%      11%      14%      10%       6%   13%
-------------------------------------------------------------------------------------------------------------------
O-LTV%:  80.00- 84.99      0%       0%       0%       4%       8%       5%       3%      17%      26%      22%   15%
-------------------------------------------------------------------------------------------------------------------
O-LTV%:  85.00- 89.99      0%       0%       3%      20%      24%      14%       9%      11%       7%       7%    6%
-------------------------------------------------------------------------------------------------------------------
O-LTV%:  90.00- 94.99      0%       0%       2%      16%      15%       9%       6%      26%      14%       6%    8%
-------------------------------------------------------------------------------------------------------------------
O-LTV%:  95.00- 99.99      0%       0%       0%       0%       4%      19%      17%      19%      23%      10%    8%
-------------------------------------------------------------------------------------------------------------------
O-LTV%: 100.00+            0%       0%       0%       0%       0%       0%      16%      12%      18%      20%   34%
-------------------------------------------------------------------------------------------------------------------
Total                      0%       0%       1%       9%      11%      10%       9%      16%      17%      12%   14%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
NOVASTAR 2003-3 - No MI                            COMBINED LTV
-----------------------  ------------------------------------------------------------------



Category                 *80.00  80.00-84.99  85.00-89.99  90.00.94.99  95-00-99.99  100.00+
-------------------------------------------------------------------------------------------
FICO:   0                   100%           0%           0%           0%           0%       0%
--------------------------------------------------------------------------------------------
FICO: 500-524                51%           9%          26%          15%           0%       0%
--------------------------------------------------------------------------------------------
FICO: 525-549                40%          12%          24%          23%           0%       0%
--------------------------------------------------------------------------------------------
FICO: 550-574                37%          20%          24%          17%           3%       0%
--------------------------------------------------------------------------------------------
FICO: 575-599                46%          13%          15%          11%          15%       0%
--------------------------------------------------------------------------------------------
FICO: 600-624                35%          10%          10%           9%          14%      21%
--------------------------------------------------------------------------------------------
FICO: 625-649                24%          29%           7%          21%          10%       9%
--------------------------------------------------------------------------------------------
FICO: 650-674                17%          43%           5%          11%          11%      13%
--------------------------------------------------------------------------------------------
FICO: 675-699                15%          48%           6%           6%           6%      19%
--------------------------------------------------------------------------------------------
FICO: 700+                   26%          29%           4%           7%           5%      29%
--------------------------------------------------------------------------------------------
Total                        29%          28%          11%          13%           8%      12%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
O-LTV %:   0.01- 79.99      100%           0%           0%           0%           0%       0%
--------------------------------------------------------------------------------------------
O-LTV %:  80.00- 84.99        0%         100%           0%           0%           0%       0%
--------------------------------------------------------------------------------------------
O-LTV %:  85.00- 89.99        0%           0%         100%           0%           0%       0%
--------------------------------------------------------------------------------------------
O-LTV %:  90.00- 94.99        0%           0%           0%         100%           0%       0%
--------------------------------------------------------------------------------------------
O-LTV %:  95.00- 99.99        0%           0%           0%           0%         100%       0%
--------------------------------------------------------------------------------------------
O-LTV %: 100.00+              0%           0%           0%           0%           0%     100%
--------------------------------------------------------------------------------------------
Total                        29%          28%          11%          13%           8%      12%
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
NOVASTAR 2003-3 - No MI         DOC TYPE              LOAN AMOUNT
-----------------------  ----------------------  ----------------------


                                         Stated
Category                 Full  Limited  /No Doc  *= 50K  51-350K  351K+
-----------------------------------------------------------------------
FICO:   0                   0%       0%     100%      0%     100%     0%
-----------------------------------------------------------------------
FICO: 500-524              86%      14%       0%      2%      98%     0%
-----------------------------------------------------------------------
FICO: 525-549              84%       7%      10%      1%      89%    10%
-----------------------------------------------------------------------
FICO: 550-574              65%       3%      33%      3%      88%    10%
-----------------------------------------------------------------------
FICO: 575-599              55%       2%      43%      2%      86%    12%
-----------------------------------------------------------------------
FICO: 600-624              67%       2%      31%      2%      86%    12%
-----------------------------------------------------------------------
FICO: 625-649              53%       1%      47%      4%      83%    13%
-----------------------------------------------------------------------
FICO: 650-674              36%       1%      63%      6%      79%    14%
-----------------------------------------------------------------------
FICO: 675-699              23%       0%      76%      8%      73%    20%
-----------------------------------------------------------------------
FICO: 700+                 29%       0%      71%     12%      75%    12%
-----------------------------------------------------------------------
Total                      49%       2%      49%      5%      82%    13%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
O-LTV %:   0.01- 79.99     41%       2%      57%      2%      80%    17%
-----------------------------------------------------------------------
O-LTV %:  80.00- 84.99     36%       1%      63%      0%      85%    15%
-----------------------------------------------------------------------
O-LTV %:  85.00- 89.99     59%       3%      37%      1%      82%    17%
-----------------------------------------------------------------------
O-LTV %:  90.00- 94.99     57%       3%      40%      2%      87%    12%
-----------------------------------------------------------------------
O-LTV %:  95.00- 99.99     75%       3%      22%      5%      89%     6%
-----------------------------------------------------------------------
O-LTV %: 100.00+           65%       0%      35%     31%      69%     0%
-----------------------------------------------------------------------
Total                      49%       2%      49%      5%      82%    13%
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                         Initial Mortgage Loans with MI
                             As of September 1, 2003

Number Of Loans:                                     1,844
Aggregate Outstanding Principal Balance:      $287,520,091

                                                                   Minimum          Maximum
                                                                   -------         --------
Average Outstanding Principal Balance:            $155,922         $39,932         $564,380

Weighted Average Current Mortgage Rate:              6.690%          4.250%           9.990%

Arm Characteristics:
Weighted Average Gross Margin:                       5.508%          0.225%           8.125%
Weighted Average Maximum Loan Rate:                 13.832%         11.250%          17.875%
Weighted Average Minimum Loan Rate:                  6.835%          4.250%          10.875%
Weighted Average Initial Periodic Rate Cap:          2.996%          1.000%           3.000%
Weighted Average Periodic Rate Cap:                  1.000%          1.000%           1.000%
Weighted Average Months To Roll:                        23 months        1 months        35 months

Weighted Average Original Term:                        346 months      120 months       360 months
Weighted Average Remaining Term:                       344 months      119 months       359 months
Weighted Average Credit Score:                         664             521              806
Weighted Average Combined Original LTV:              80.83%          60.11%          100.00%

First Pay Date:   Jan 01, 2000    Sep 14, 2003
Maturity Date:    Aug 01, 2013    Aug 14, 2033

Top State Concentrations ($): 24.54% California, 12.61% Florida, 5.06% Ohio

For internal use only. All Amounts subject to change.              Page: 2 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 39,932.00 -  50,000.00                                   42        1,938,097.01                0.67
 50,000.01 - 100,000.00                                  434       33,905,795.92               11.79
100,000.01 - 150,000.00                                  588       72,322,981.16               25.15
150,000.01 - 200,000.00                                  330       57,799,576.49               20.10
200,000.01 - 250,000.00                                  225       50,182,764.32               17.45
250,000.01 - 300,000.00                                  115       31,364,415.89               10.91
300,000.01 - 350,000.00                                   61       19,670,420.18                6.84
350,000.01 - 400,000.00                                   24        8,931,082.58                3.11
400,000.01 - 450,000.00                                   14        5,939,553.95                2.07
450,000.01 - 500,000.00                                    8        3,875,406.48                1.35
500,000.01 - 550,000.00                                    2        1,025,616.42                0.36
550,000.01 - 564,380.42                                    1          564,380.42                0.20
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
521 - 540                                                 34        4,857,790.34                1.69
541 - 560                                                 56        7,259,829.16                2.52
561 - 580                                                 95       13,008,052.84                4.52
581 - 600                                                142       19,363,718.56                6.73
601 - 620                                                162       22,900,058.67                7.96
621 - 640                                                199       30,318,483.59               10.54
641 - 660                                                215       35,616,167.86               12.39
661 - 680                                                280       45,281,714.47               15.75
681 - 700                                                191       32,486,830.69               11.30
701 - 720                                                139       21,890,274.18                7.61
721 - 740                                                133       22,027,479.11                7.66
741 - 760                                                 93       15,023,010.15                5.23
761 - 780                                                 68       11,257,376.96                3.92
781 - 800                                                 31        5,403,058.11                1.88
801 - 806                                                  6          826,246.13                0.29
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
119 - 120                                                  1          118,159.64                0.04
151 - 180                                                157       20,678,360.45                7.19
211 - 240                                                 23        3,027,550.69                1.05
301 - 359                                              1,663      263,696,020.04               91.71
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 3 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                1,415      213,722,648.87               74.33
PUD                                                      199       35,810,187.20               12.45
Multi-Unit                                               119       21,012,456.48                7.31
Condo                                                    111       16,974,798.27                5.90
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                1,709      270,475,277.55               94.07
Investment (Non-Owner Occupied)                          101       12,070,382.52                4.20
Secondary                                                 27        3,539,104.73                1.23
Investment (Owner Occupied)                                7        1,435,326.02                0.50
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     1,015      159,079,294.19               55.33
Purchase                                                 562       86,140,081.34               29.96
Rate/Term Refinance                                      267       42,300,715.29               14.71
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
60.11 -  65.00                                           106       15,668,749.40                5.45
65.01 -  70.00                                           180       27,858,159.27                9.69
70.01 -  75.00                                           214       34,278,742.47               11.92
75.01 -  80.00                                           604       92,303,629.46               32.10
80.01 -  85.00                                           184       30,937,733.52               10.76
85.01 -  90.00                                           365       57,834,661.88               20.11
90.01 -  95.00                                           170       26,597,177.51                9.25
95.01 - 100.00                                            21        2,041,237.31                0.71
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 4 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   41        5,051,128.06                1.76
Arkansas                                                  17        1,684,245.97                0.59
California                                               324       70,565,960.11               24.54
Colorado                                                  33        6,172,744.40                2.15
Connecticut                                               40        6,537,506.53                2.27
Delaware                                                   3          433,347.39                0.15
District of Columbia                                       9        1,247,031.22                0.43
Florida                                                  272       36,265,528.76               12.61
Georgia                                                   29        3,457,366.66                1.20
Idaho                                                     12        1,407,128.84                0.49
Illinois                                                  41        7,253,591.78                2.52
Indiana                                                   20        2,256,025.24                0.78
Iowa                                                       2          355,810.49                0.12
Kansas                                                    12        1,291,360.97                0.45
Kentucky                                                  39        4,387,016.02                1.53
Louisiana                                                 47        5,785,364.54                2.01
Maine                                                      8        1,353,464.72                0.47
Maryland                                                  36        7,199,746.22                2.50
Massachusetts                                             32        5,944,928.83                2.07
Michigan                                                  62        7,630,332.03                2.65
Minnesota                                                 16        2,564,457.38                0.89
Mississippi                                               25        2,270,960.30                0.79
Missouri                                                  46        4,611,327.75                1.60
Montana                                                    4          618,465.97                0.22
Nebraska                                                   1          126,268.03                0.04
Nevada                                                    42        7,219,694.31                2.51
New Hampshire                                              3          539,242.41                0.19
New Jersey                                                29        5,427,127.75                1.89
New Mexico                                                 2          453,989.23                0.16
New York                                                  48        9,955,398.36                3.46
North Carolina                                            36        5,135,813.25                1.79
Ohio                                                     110       14,557,411.49                5.06
Oklahoma                                                  18        1,948,548.95                0.68
Oregon                                                    24        3,456,142.33                1.20
Pennsylvania                                              60        7,979,990.14                2.78
South Carolina                                            30        3,719,002.54                1.29
Tennessee                                                 23        2,992,220.05                1.04
Texas                                                    101       13,827,360.25                4.81
Utah                                                       5          821,994.87                0.29
Virginia                                                  61       10,660,909.18                3.71
Washington                                                50        8,507,094.11                2.96
West Virginia                                             14        1,267,805.57                0.44
Wisconsin                                                 14        2,176,007.30                0.76
Wyoming                                                    3          403,230.52                0.14
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 5 of 17

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                       941      135,830,962.93               47.24
Stated Income                                            458       77,778,511.47               27.05
No Documentation                                         331       53,773,728.95               18.70
No Income/No Asset Verification                           84       15,483,133.71                5.39
Limited Documentation                                     30        4,653,753.76                1.62
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
AA                                                         3          269,883.82                0.09
A+                                                       645       98,630,872.59               34.30
A                                                        140       19,739,332.74                6.87
A-                                                       100       14,377,388.76                5.00
Alt A                                                    733      121,179,234.57               42.15
B                                                         73        9,096,132.47                3.16
FICO Enhanced                                             55        7,377,530.16                2.57
FICO Only                                                 95       16,849,715.71                5.86
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================


                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                   1,078      167,328,895.73               58.20
Fixed Rate Loan                                          766      120,191,195.09               41.80
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                                996      154,285,132.61               92.20
3/27 Loan Six-Month LIBOR                                 80       12,725,839.58                7.61
Six-Month LIBOR                                            2          317,923.54                0.19
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                  585       96,367,124.31               80.18
15 Year Fixed-Rate Loan                                  100       12,568,613.06               10.46
15 Year Balloon                                           57        8,109,747.39                6.75
20 Year Fixed-Rate Loan                                   23        3,027,550.69                2.52
10 Year Fixed-Rate Loan                                    1          118,159.64                0.10
----------------------------------------------------------------------------------------------------
Total                                                    766      120,191,195.09              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 6 of 17

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                             1,844      287,520,090.82              100.00
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      457       77,515,810.99               26.96
12                                                         6        1,224,921.16                0.43
24                                                       585       90,050,558.23               31.32
36                                                       359       55,798,916.36               19.41
60                                                       437       62,929,884.08               21.89
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
4.250 - 4.500                                              6        1,100,280.40                0.38
4.501 - 5.000                                             48        8,848,832.45                3.08
5.001 - 5.500                                            131       25,492,951.25                8.87
5.501 - 6.000                                            313       54,879,735.69               19.09
6.001 - 6.500                                            323       51,189,119.63               17.80
6.501 - 7.000                                            366       56,495,716.33               19.65
7.001 - 7.500                                            237       35,208,492.05               12.25
7.501 - 8.000                                            196       26,539,796.14                9.23
8.001 - 8.500                                            115       14,621,037.43                5.09
8.501 - 9.000                                             71        8,564,221.72                2.98
9.001 - 9.500                                             30        3,782,363.97                1.32
9.501 - 9.990                                              8          797,543.76                0.28
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
0.225 - 0.500                                              1          126,053.59                0.08
3.501 - 4.000                                             13        2,514,560.08                1.50
4.001 - 4.500                                            118       18,568,592.04               11.10
4.501 - 5.000                                            183       30,441,898.54               18.19
5.001 - 5.500                                            234       38,061,373.87               22.75
5.501 - 6.000                                            217       33,543,286.83               20.05
6.001 - 6.500                                            179       26,652,914.85               15.93
6.501 - 7.000                                            101       13,677,342.14                8.17
7.001 - 7.500                                             25        2,867,675.83                1.71
7.501 - 8.000                                              6          771,742.45                0.46
8.001 - 8.125                                              1          103,455.51                0.06
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 7 of 17

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Maximum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11.250 - 11.500                                            4          816,683.04                0.49
11.501 - 12.000                                           22        3,643,253.82                2.18
12.001 - 12.500                                           58       10,931,807.15                6.53
12.501 - 13.000                                          162       28,124,131.38               16.81
13.001 - 13.500                                          172       28,200,966.84               16.85
13.501 - 14.000                                          220       33,854,007.00               20.23
14.001 - 14.500                                          145       22,524,103.39               13.46
14.501 - 15.000                                          134       18,866,867.41               11.28
15.001 - 15.500                                           84       10,602,339.32                6.34
15.501 - 16.000                                           49        6,485,466.58                3.88
16.001 - 16.500                                           19        2,385,391.18                1.43
16.501 - 17.000                                            6          584,618.30                0.35
17.001 - 17.500                                            2          207,813.76                0.12
17.501 - 17.875                                            1          101,446.56                0.06
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Minimum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.250 -  4.500                                            4          816,683.04                0.49
 4.501 -  5.000                                           22        3,643,253.82                2.18
 5.001 -  5.500                                           58       10,931,807.15                6.53
 5.501 -  6.000                                          161       28,003,530.38               16.74
 6.001 -  6.500                                          170       27,794,472.87               16.61
 6.501 -  7.000                                          221       33,974,608.00               20.30
 7.001 -  7.500                                          147       22,930,597.36               13.70
 7.501 -  8.000                                          134       18,866,867.41               11.28
 8.001 -  8.500                                           84       10,602,339.32                6.34
 8.501 -  9.000                                           49        6,485,466.58                3.88
 9.001 -  9.500                                           19        2,385,391.18                1.43
 9.501 - 10.000                                            6          584,618.30                0.35
10.001 - 10.500                                            2          207,813.76                0.12
10.501 - 10.875                                            1          101,446.56                0.06
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 8 of 17

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
10/01/03                                                   1           82,269.08                0.05
11/01/03                                                   2          198,650.60                0.12
12/01/03                                                   2          172,679.78                0.10
02/01/04                                                   2          317,923.54                0.19
03/01/04                                                   1           99,885.79                0.06
05/01/05                                                   2          195,660.81                0.12
06/01/05                                                  48        7,763,087.17                4.64
07/01/05                                                 297       46,620,942.24               27.86
07/15/05                                                   1          375,986.61                0.22
08/01/05                                                 641       98,567,170.53               58.91
08/14/05                                                   1          208,800.00                0.12
06/01/06                                                   1          104,340.78                0.06
07/01/06                                                  20        3,008,300.99                1.80
08/01/06                                                  59        9,613,197.81                5.75
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                      2          317,923.54                0.19
3.000                                                  1,076      167,010,972.19               99.81
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                  1,078      167,328,895.73              100.00
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 9 of 17

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                        Initial Mortgage Loans with No MI
                             As of September 1, 2003

Number Of Loans:                                 2,614
Aggregate Outstanding Principal Balance:  $334,953,362

                                                                Minimum           Maximum
                                                                -------          --------
Average Outstanding Principal Balance:        $128,138          $10,495          $908,980

Weighted Average Current Mortgage Rate:          7.276%           3.990%           14.000%

Arm Characteristics:
Weighted Average Gross Margin:                   5.762%           2.750%            8.500%
Weighted Average Maximum Loan Rate:             14.002%          10.990%           18.125%
Weighted Average Minimum Loan Rate:              7.012%           3.990%           11.125%
Weighted Average Initial Periodic Rate Cap:      2.997%           1.000%            3.000%
Weighted Average Periodic Rate Cap:              1.000%           1.000%            1.000%
Weighted Average Months To Roll:                    23 months         5 months         35 months

Weighted Average Original Term:                    336 months       120 months        360 months
Weighted Average Remaining Term:                   335 months       117 months        359 months
Weighted Average Credit Score:                     634              505               894
Weighted Average Combined Original LTV:          80.72%           12.17%           100.00%

First Pay Date:                               Jan 01, 2003   Sep 10, 2003
Maturity Date:                                Jun 01, 2013   Aug 10, 2033

Top State Concentrations ($): 30.27% California, 17.24% Florida, 3.56% Virginia

For internal use only. All Amounts subject to change.             Page: 10 of 17

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 10,494.57 -  50,000.00                                  533       17,199,612.39                5.13
 50,000.01 - 100,000.00                                  778       59,417,556.98               17.74
100,000.01 - 150,000.00                                  531       66,239,792.16               19.78
150,000.01 - 200,000.00                                  318       55,083,851.99               16.45
200,000.01 - 250,000.00                                  152       33,867,422.27               10.11
250,000.01 - 300,000.00                                  128       35,164,214.76               10.50
300,000.01 - 350,000.00                                   76       24,473,441.83                7.31
350,000.01 - 400,000.00                                   44       16,438,521.89                4.91
400,000.01 - 450,000.00                                   26       11,075,850.35                3.31
450,000.01 - 500,000.00                                   11        5,292,468.61                1.58
500,000.01 - 550,000.00                                    3        1,599,964.99                0.48
550,000.01 - 600,000.00                                    6        3,453,978.56                1.03
600,000.01 - 650,000.00                                    3        1,877,453.11                0.56
650,000.01 - 700,000.00                                    2        1,334,713.67                0.40
700,000.01 - 750,000.00                                    1          742,458.73                0.22
750,000.01 - 800,000.00                                    1          783,079.55                0.23
900,000.01 - 908,980.30                                    1          908,980.30                0.27
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                        1           86,713.39                0.03
501 - 520                                                  9        1,133,729.08                0.34
521 - 540                                                127       16,763,498.08                5.00
541 - 560                                                212       31,932,591.83                9.53
561 - 580                                                209       30,436,931.43                9.09
581 - 600                                                202       27,298,349.19                8.15
601 - 620                                                165       23,296,857.83                6.96
621 - 640                                                304       41,113,717.67               12.27
641 - 660                                                311       44,014,543.10               13.14
661 - 680                                                361       40,773,798.12               12.17
681 - 700                                                261       31,727,231.07                9.47
701 - 720                                                194       22,668,792.83                6.77
721 - 740                                                131       11,144,131.35                3.33
741 - 760                                                 62        5,732,701.90                1.71
761 - 780                                                 46        5,080,135.77                1.52
781 - 800                                                 14        1,261,513.43                0.38
801 - 820                                                  4          374,015.07                0.11
881 - 894                                                  1          114,111.00                0.03
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
117 - 120                                                  5          476,007.96                0.14
151 - 180                                                747       41,952,718.24               12.52
211 - 240                                                 15        2,057,293.44                0.61
271 - 300                                                  1          221,331.69                0.07
301 - 359                                              1,846      290,246,010.81               86.65
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 11 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                1,969      250,785,601.03               74.87
PUD                                                      353       47,928,161.89               14.31
Condo                                                    191       20,343,254.55                6.07
Multi-Unit                                               101       15,896,344.67                4.75
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                2,513      321,567,689.51               96.00
Investment (Non-Owner Occupied)                           79        9,674,457.68                2.89
Investment (Owner Occupied)                               14        2,900,686.16                0.87
Secondary                                                  8          810,528.79                0.24
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     1,308      191,900,938.63               57.29
Purchase                                               1,135      119,010,630.68               35.53
Rate/Term Refinance                                      171       24,041,792.83                7.18
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                                Principal Balance   Principal Balance
                                                 Number of      Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):    Mortgage Loans    the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------
12.17 -  15.00                                              2          117,893.42                0.04
15.01 -  20.00                                              3          250,771.45                0.07
20.01 -  25.00                                             10          782,002.01                0.23
25.01 -  30.00                                              5          316,152.38                0.09
30.01 -  35.00                                             15        2,012,486.02                0.60
35.01 -  40.00                                             20        2,219,284.39                0.66
40.01 -  45.00                                             30        4,610,643.85                1.38
45.01 -  50.00                                             56        7,223,380.96                2.16
50.01 -  55.00                                             68        9,030,268.55                2.70
55.01 -  60.00                                            111       16,105,332.28                4.81
60.01 -  65.00                                             36        5,540,294.57                1.65
65.01 -  70.00                                             60       11,530,194.30                3.44
70.01 -  75.00                                            151       22,495,512.94                6.72
75.01 -  80.00                                            565       93,862,949.65               28.02
80.01 -  85.00                                            219       36,373,884.38               10.86
85.01 -  90.00                                            325       50,209,172.92               14.99
90.01 -  95.00                                            204       27,475,351.26                8.20
95.01 - 100.00                                            734       44,797,786.81               13.37
-----------------------------------------------------------------------------------------------------
Total                                                   2,614      334,953,362.14              100.00
=====================================================================================================

For internal use only. All Amounts subject to change.             Page: 12 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   80        7,109,384.63                2.12
Arkansas                                                  15        1,044,908.08                0.31
California                                               538      101,383,920.95               30.27
Colorado                                                  55        7,233,345.80                2.16
Connecticut                                               43        5,751,031.75                1.72
Delaware                                                   5          744,105.08                0.22
District of Columbia                                       9        1,923,420.16                0.57
Florida                                                  499       57,732,208.89               17.24
Georgia                                                   45        5,253,624.36                1.57
Idaho                                                     24        1,761,099.12                0.53
Illinois                                                  36        4,410,507.21                1.32
Indiana                                                   35        3,058,741.94                0.91
Iowa                                                       5          580,349.18                0.17
Kansas                                                    11        1,208,353.90                0.36
Kentucky                                                  35        2,225,614.19                0.66
Louisiana                                                 53        4,691,239.16                1.40
Maine                                                      7          651,912.95                0.19
Maryland                                                  58        9,825,638.79                2.93
Massachusetts                                             29        5,900,528.93                1.76
Michigan                                                  48        5,701,326.16                1.70
Minnesota                                                 35        4,590,546.84                1.37
Mississippi                                               27        2,065,575.14                0.62
Missouri                                                  55        3,904,579.97                1.17
Montana                                                    1           98,852.60                0.03
Nebraska                                                   4          262,102.09                0.08
Nevada                                                    79        8,633,484.11                2.58
New Hampshire                                             10        1,206,833.41                0.36
New Jersey                                                39        6,189,015.38                1.85
New Mexico                                                 4          417,144.53                0.12
New York                                                  65        9,891,597.94                2.95
North Carolina                                            58        5,003,367.26                1.49
Ohio                                                     115       11,209,128.64                3.35
Oklahoma                                                  25        1,983,787.12                0.59
Oregon                                                    38        4,181,986.62                1.25
Pennsylvania                                              58        6,172,528.63                1.84
Rhode Island                                               2          405,419.55                0.12
South Carolina                                            23        2,738,691.09                0.82
South Dakota                                               2          157,793.96                0.05
Tennessee                                                 41        3,473,442.30                1.04
Texas                                                    114       10,080,827.86                3.01
Utah                                                      10          853,855.43                0.25
Vermont                                                    1          205,787.92                0.06
Virginia                                                  73       11,918,562.76                3.56
Washington                                                81        8,932,279.45                2.67
West Virginia                                             12          923,694.36                0.28
Wisconsin                                                 10        1,099,833.90                0.33
Wyoming                                                    2          161,382.05                0.05
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 13 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                     1,344      164,685,607.68               49.17
Stated Income                                            988      134,534,163.71               40.17
No Documentation                                         171       18,360,751.30                5.48
No Income/No Asset Verification                           74       11,528,391.89                3.44
Limited Documentation                                     37        5,844,447.56                1.74
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
A+                                                       817      103,901,262.36               31.02
A                                                        193       26,469,312.16                7.90
A-                                                       141       21,000,397.69                6.27
Alt A                                                  1,056      130,839,333.86               39.06
B                                                         97       13,880,262.87                4.14
B-                                                        47        5,493,429.22                1.64
C                                                         10        1,155,308.03                0.34
FICO Enhanced                                            139       16,593,005.98                4.95
FICO Only                                                114       15,621,049.97                4.66
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                   1,345      214,746,273.27               64.11
Fixed Rate Loan                                        1,269      120,207,088.87               35.89
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                              1,245      199,136,789.41               92.73
3/27 Loan Six-Month LIBOR                                 99       15,250,776.91                7.10
Six-Month LIBOR                                            1          358,706.95                0.17
----------------------------------------------------------------------------------------------------
Total                                                  1,345      214,746,273.27              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 14 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                  501       75,499,737.54               62.81
15 Year Balloon                                          469       24,899,059.95               20.71
15 Year Fixed-Rate Loan                                  278       17,053,658.29               14.19
20 Year Fixed-Rate Loan                                   15        2,057,293.44                1.71
10 Year Fixed-Rate Loan                                    5          476,007.96                0.40
25 Year Fixed-Rate Loan                                    1          221,331.69                0.18
----------------------------------------------------------------------------------------------------
Total                                                  1,269      120,207,088.87              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                             2,020      312,139,303.27               93.19
Second Lien                                              594       22,814,058.87                6.81
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      840       88,249,483.18               26.35
12                                                         6        1,019,114.92                0.30
24                                                       861      126,080,748.30               37.64
36                                                       380       51,087,281.86               15.25
60                                                       527       68,516,733.88               20.46
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 3.990 -  4.000                                            1           77,887.42                0.02
 4.001 -  4.500                                            3          453,465.18                0.14
 4.501 -  5.000                                           34        7,332,627.46                2.19
 5.001 -  5.500                                           99       19,462,516.29                5.81
 5.501 -  6.000                                          237       43,187,200.22               12.89
 6.001 -  6.500                                          285       50,903,881.14               15.20
 6.501 -  7.000                                          358       60,390,740.81               18.03
 7.001 -  7.500                                          286       43,015,400.37               12.84
 7.501 -  8.000                                          282       36,963,575.43               11.04
 8.001 -  8.500                                          169       18,990,108.26                5.67
 8.501 -  9.000                                          192       19,693,840.91                5.88
 9.001 -  9.500                                           90        8,336,015.34                2.49
 9.501 - 10.000                                          119        7,075,597.75                2.11
10.001 - 10.500                                           63        3,309,490.89                0.99
10.501 - 11.000                                           89        4,232,384.76                1.26
11.001 - 11.500                                           69        3,310,883.80                0.99
11.501 - 12.000                                           67        2,407,011.76                0.72
12.001 - 12.500                                           47        1,440,839.60                0.43
12.501 - 13.000                                          100        3,542,872.22                1.06
13.001 - 13.500                                           17          560,443.00                0.17
13.501 - 14.000                                            7          266,579.53                0.08
----------------------------------------------------------------------------------------------------
Total                                                  2,614      334,953,362.14              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 15 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2.750 - 3.000                                              2          581,665.28                0.27
3.001 - 3.500                                              1           77,887.42                0.04
3.501 - 4.000                                             16        2,667,360.96                1.24
4.001 - 4.500                                            143       26,260,133.81               12.23
4.501 - 5.000                                            162       28,908,214.64               13.46
5.001 - 5.500                                            182       29,075,235.94               13.54
5.501 - 6.000                                            245       40,562,293.24               18.89
6.001 - 6.500                                            268       42,778,068.74               19.92
6.501 - 7.000                                            174       25,157,937.09               11.72
7.001 - 7.500                                             80       10,324,000.41                4.81
7.501 - 8.000                                             65        7,307,183.78                3.40
8.001 - 8.500                                              7        1,046,291.96                0.49
----------------------------------------------------------------------------------------------------
Total                                                  1,345      214,746,273.27              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Maximum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
10.990 - 11.000                                            1           77,887.42                0.04
11.001 - 11.500                                            2          189,498.66                0.09
11.501 - 12.000                                           21        5,110,837.48                2.38
12.001 - 12.500                                           69       14,492,414.56                6.75
12.501 - 13.000                                          152       27,746,586.71               12.92
13.001 - 13.500                                          199       35,780,005.95               16.66
13.501 - 14.000                                          221       38,825,484.43               18.08
14.001 - 14.500                                          185       29,169,493.25               13.58
14.501 - 15.000                                          200       28,222,610.35               13.14
15.001 - 15.500                                          111       13,875,978.45                6.46
15.501 - 16.000                                          109       13,103,649.45                6.10
16.001 - 16.500                                           46        5,353,239.15                2.49
16.501 - 17.000                                           22        1,907,449.49                0.89
17.001 - 17.500                                            5          512,291.90                0.24
17.501 - 18.000                                            1           58,957.05                0.03
18.001 - 18.125                                            1          319,888.97                0.15
----------------------------------------------------------------------------------------------------
Total                                                  1,345      214,746,273.27              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 16 of 17

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Minimum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 3.990 -  4.000                                            1           77,887.42                0.04
 4.001 -  4.500                                            2          189,498.66                0.09
 4.501 -  5.000                                           21        5,110,837.48                2.38
 5.001 -  5.500                                           67       14,234,962.71                6.63
 5.501 -  6.000                                          149       27,202,822.44               12.67
 6.001 -  6.500                                          199       35,563,188.91               16.56
 6.501 -  7.000                                          221       39,035,277.57               18.18
 7.001 -  7.500                                          187       29,643,762.14               13.80
 7.501 -  8.000                                          200       27,984,748.73               13.03
 8.001 -  8.500                                          111       13,875,978.45                6.46
 8.501 -  9.000                                          111       13,556,418.85                6.31
 9.001 -  9.500                                           46        5,353,239.15                2.49
 9.501 - 10.000                                           23        2,026,512.84                0.94
10.001 - 10.500                                            5          512,291.90                0.24
10.501 - 11.000                                            1           58,957.05                0.03
11.001 - 11.125                                            1          319,888.97                0.15
----------------------------------------------------------------------------------------------------
Total                                                  1,345      214,746,273.27              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
02/01/04                                                   1          358,706.95                0.17
12/01/04                                                   1          393,028.21                0.18
04/01/05                                                   2          269,645.69                0.13
05/01/05                                                   2          382,304.75                0.18
06/01/05                                                 124       18,664,928.17                8.69
07/01/05                                                 504       79,265,988.34               36.91
08/01/05                                                 611      100,016,394.25               46.57
08/10/05                                                   1          144,500.00                0.07
06/01/06                                                  10        1,603,121.00                0.75
07/01/06                                                  33        5,090,300.58                2.37
08/01/06                                                  56        8,557,355.33                3.98
----------------------------------------------------------------------------------------------------
Total                                                  1,345      214,746,273.27              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                      1          358,706.95                0.17
3.000                                                  1,344      214,387,566.32               99.83
----------------------------------------------------------------------------------------------------
Total                                                  1,345      214,746,273.27              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                  1,345      214,746,273.27              100.00
----------------------------------------------------------------------------------------------------
Total                                                  1,345      214,746,273.27              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 17 of 17

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                 Initial Mortgage Loans with No MI and LTV ** 60%
                             As of September 1, 2003

Number Of Loans:                                     2,294
Aggregate Outstanding Principal Balance:      $292,285,147

                                                                    Minimum           Maximum
                                                                    -------          --------
Average Outstanding Principal Balance:            $127,413          $10,495          $908,980

Weighted Average Current Mortgage Rate:              7.401%           4.625%           14.000%

Arm Characteristics:
Weighted Average Gross Margin:                       5.808%           2.750%            8.500%
Weighted Average Maximum Loan Rate:                 14.033%          11.625%           18.125%
Weighted Average Minimum Loan Rate:                  7.044%           4.625%           11.125%
Weighted Average Initial Periodic Rate Cap:          2.996%           1.000%            3.000%
Weighted Average Periodic Rate Cap:                  1.000%           1.000%            1.000%
Weighted Average Months To Roll:                     23.22 months      5.00 months      35.00 months

Weighted Average Original Term:                        338 months       120 months        360 months
Weighted Average Remaining Term:                       337 months       119 months        359 months
Weighted Average Credit Score:                         632              511               894
Weighted Average Combined Original LTV:              85.20%           60.13%           100.00%

First Pay Date:                               Jan 01, 2003   Sep 10, 2003
Maturity Date:                                Aug 01, 2013   Aug 10, 2033

Top State Concentrations ($): 28.72% California, 17.64% Florida, 3.82% Virginia

For internal use only. All Amounts subject to change.               Page: 2 of 9

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 10,494.57 -  50,000.00                                  504       15,871,309.45                5.43
 50,000.01 - 100,000.00                                  663       50,432,646.75               17.25
100,000.01 - 150,000.00                                  453       56,778,478.80               19.43
150,000.01 - 200,000.00                                  266       46,161,901.82               15.79
200,000.01 - 250,000.00                                  135       30,044,297.79               10.28
250,000.01 - 300,000.00                                  115       31,515,766.51               10.78
300,000.01 - 350,000.00                                   71       22,840,111.31                7.81
350,000.01 - 400,000.00                                   39       14,501,409.01                4.96
400,000.01 - 450,000.00                                   23        9,809,311.51                3.36
450,000.01 - 500,000.00                                   10        4,793,090.54                1.64
500,000.01 - 550,000.00                                    2        1,055,527.31                0.36
550,000.01 - 600,000.00                                    6        3,453,978.56                1.18
600,000.01 - 650,000.00                                    2        1,258,085.22                0.43
650,000.01 - 700,000.00                                    2        1,334,713.67                0.46
700,000.01 - 750,000.00                                    1          742,458.73                0.25
750,000.01 - 800,000.00                                    1          783,079.55                0.27
900,000.01 - 908,980.30                                    1          908,980.30                0.31
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
511 - 520                                                  7          938,863.63                0.32
521 - 540                                                115       15,272,313.47                5.23
541 - 560                                                183       28,400,425.58                9.72
561 - 580                                                180       27,570,773.93                9.43
581 - 600                                                169       22,945,427.46                7.85
601 - 620                                                144       19,999,524.42                6.84
621 - 640                                                266       35,588,937.60               12.18
641 - 660                                                279       40,028,992.39               13.70
661 - 680                                                330       36,125,492.52               12.36
681 - 700                                                238       28,939,733.69                9.90
701 - 720                                                176       19,712,388.07                6.74
721 - 740                                                118        9,755,898.89                3.34
741 - 760                                                 50        4,373,708.44                1.50
761 - 780                                                 28        1,821,493.74                0.62
781 - 800                                                 10          697,062.00                0.24
881 - 894                                                  1          114,111.00                0.04
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
119 - 120                                                  1          151,357.98                0.05
151 - 180                                                685       34,551,864.21               11.82
211 - 240                                                  9        1,076,080.58                0.37
271 - 300                                                  1          221,331.69                0.08
301 - 359                                              1,598      256,284,512.37               87.68
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 3 of 9

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                1,713      217,458,537.86               74.40
PUD                                                      330       44,483,632.71               15.22
Condo                                                    177       18,697,141.16                6.40
Multi-Unit                                                74       11,645,835.10                3.98
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                2,221      283,106,287.20               96.86
Investment (Non-Owner Occupied)                           56        6,317,174.81                2.16
Investment (Owner Occupied)                               12        2,397,323.87                0.82
Secondary                                                  5          464,360.95                0.16
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     1,051      157,957,859.95               54.04
Purchase                                               1,114      116,507,325.32               39.86
Rate/Term Refinance                                      129       17,819,961.56                6.10
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
60.13 - 65.00                                             36        5,540,294.57                1.90
65.01 - 70.00                                             60       11,530,194.30                3.94
70.01 - 75.00                                            151       22,495,512.94                7.70
75.01 - 80.00                                            565       93,862,949.65               32.11
80.01 - 85.00                                            219       36,373,884.38               12.44
85.01 - 90.00                                            325       50,209,172.92               17.18
90.01 - 95.00                                            204       27,475,351.26                9.40
95.01 - 100.00                                           734       44,797,786.81               15.33
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

For internal use only. All Amounts subject to change.               Page: 4 of 9

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   74        6,288,791.29                2.15
Arkansas                                                  14          989,989.98                0.34
California                                               442       83,940,444.45               28.72
Colorado                                                  49        6,700,565.39                2.29
Connecticut                                               35        4,397,493.22                1.50
Delaware                                                   5          744,105.08                0.25
District of Columbia                                       5        1,404,891.82                0.48
Florida                                                  439       51,553,865.30               17.64
Georgia                                                   40        4,721,084.67                1.62
Idaho                                                     23        1,696,211.36                0.58
Illinois                                                  30        3,796,820.77                1.30
Indiana                                                   35        3,058,741.94                1.05
Iowa                                                       5          580,349.18                0.20
Kansas                                                     8          738,021.18                0.25
Kentucky                                                  33        2,054,385.36                0.70
Louisiana                                                 45        3,804,139.85                1.30
Maine                                                      5          539,084.17                0.18
Maryland                                                  52        8,663,864.29                2.96
Massachusetts                                             17        4,035,094.89                1.38
Michigan                                                  42        5,308,977.61                1.82
Minnesota                                                 33        4,390,836.84                1.50
Mississippi                                               26        2,018,875.80                0.69
Missouri                                                  46        3,418,088.67                1.17
Montana                                                    1           98,852.60                0.03
Nebraska                                                   4          262,102.09                0.09
Nevada                                                    74        8,055,081.53                2.76
New Hampshire                                              8        1,012,085.60                0.35
New Jersey                                                29        5,121,271.21                1.75
New Mexico                                                 4          417,144.53                0.14
New York                                                  45        7,131,428.42                2.44
North Carolina                                            55        4,751,682.91                1.63
Ohio                                                     110       10,814,065.31                3.70
Oklahoma                                                  23        1,787,803.42                0.61
Oregon                                                    35        3,777,687.03                1.29
Pennsylvania                                              51        5,463,939.42                1.87
Rhode Island                                               1          305,828.46                0.10
South Carolina                                            23        2,738,691.09                0.94
South Dakota                                               2          157,793.96                0.05
Tennessee                                                 41        3,473,442.30                1.19
Texas                                                    111        9,830,108.11                3.36
Utah                                                      10          853,855.43                0.29
Vermont                                                    1          205,787.92                0.07
Virginia                                                  70       11,157,859.68                3.82
Washington                                                72        8,040,253.92                2.75
West Virginia                                             12          923,694.36                0.32
Wisconsin                                                  7          898,582.37                0.31
Wyoming                                                    2          161,382.05                0.06
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

For internal use only. All Amounts subjects to change.              Page: 5 of 9

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                     1,213      149,550,277.69               51.17
Stated Income                                            876      116,608,676.88               39.90
No Income/No Asset Verifcation                            70       10,884,261.06                3.72
No Documentation                                         103        9,931,043.31                3.40
Limited Documentation                                     32        5,310,887.89                1.82
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
A+                                                       728       91,013,937.86               31.14
A                                                        152       21,648,337.90                7.41
A-                                                       106       15,911,747.57                5.44
Alt A                                                    957      116,922,215.06               40.00
B                                                         80       12,435,680.64                4.25
B-                                                        41        4,780,062.33                1.64
C                                                          7          869,706.32                0.30
FICO Enhanced                                            139       16,593,005.98                5.68
FICO Only                                                 84       12,110,453.17                4.14
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                   1,227      199,572,447.90               68.28
Fixed Rate Loan                                        1,067       92,712,698.93               31.72
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                              1,136      185,106,430.89               92.75
3/27 Loan Six-Month LIBOR                                 90       14,107,310.06                7.07
Six-Month LIBOR                                            1          358,706.95                0.18
----------------------------------------------------------------------------------------------------
Total                                                  1,227      199,572,447.90              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                  371       56,712,064.47               61.17
15 Year Balloon                                          463       24,326,000.03               26.24
15 Year Fixed-Rate Loan                                  222       10,225,864.18               11.03
20 Year Fixed-Rate Loan                                    9        1,076,080.58                1.16
25 Year Fixed-Rate Loan                                    1          221,331.69                0.24
10 Year Fixed-Rate Loan                                    1          151,357.98                0.16
----------------------------------------------------------------------------------------------------
Total                                                  1,067       92,712,698.93              100.00
====================================================================================================

For internal use only. All Amounts subjects to change.              Page: 6 of 9

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                             1,700      269,471,087.96               92.19
Second Lien                                              594       22,814,058.87                7.81
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      746       75,241,584.82               25.74
12                                                         6        1,019,114.92                0.35
24                                                       787      116,566,725.31               39.88
36                                                       319       43,663,945.88               14.94
60                                                       436       55,793,775.90               19.09
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.625 -  5.000                                           19        5,048,135.89                1.73
 5.001 -  5.500                                           63       14,023,698.13                4.80
 5.501 -  6.000                                          173       33,399,994.55               11.43
 6.001 -  6.500                                          235       43,796,908.72               14.98
 6.501 -  7.000                                          297       52,316,657.92               17.90
 7.001 -  7.500                                          248       39,275,788.87               13.44
 7.501 -  8.000                                          249       33,373,652.32               11.42
 8.001 -  8.500                                          159       17,637,749.25                6.03
 8.501 -  9.000                                          187       19,306,947.01                6.61
 9.001 -  9.500                                           89        8,245,112.57                2.82
 9.501 - 10.000                                          116        6,789,996.04                2.32
10.001 - 10.500                                           63        3,309,490.89                1.13
10.501 - 11.000                                           89        4,232,384.76                1.45
11.001 - 11.500                                           69        3,310,883.80                1.13
11.501 - 12.000                                           67        2,407,011.76                0.82
12.001 - 12.500                                           47        1,440,839.60                0.49
12.501 - 13.000                                          100        3,542,872.22                1.21
13.001 - 13.500                                           17          560,443.00                0.19
13.501 - 14.000                                            7          266,579.53                0.09
----------------------------------------------------------------------------------------------------
Total                                                  2,294      292,285,146.83              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2.750 - 3.000                                              2          581,665.28                0.29
3.501 - 4.000                                              6        1,597,122.48                0.80
4.001 - 4.500                                            130       24,215,319.23               12.13
4.501 - 5.000                                            140       25,654,558.68               12.85
5.001 - 5.500                                            150       24,976,814.05               12.52
5.501 - 6.000                                            219       37,119,910.41               18.60
6.001 - 6.500                                            259       42,061,699.81               21.08
6.501 - 7.000                                            171       24,912,779.38               12.48
7.001 - 7.500                                             78       10,099,102.84                5.06
7.501 - 8.000                                             65        7,307,183.78                3.66
8.001 - 8.500                                              7        1,046,291.96                0.52
----------------------------------------------------------------------------------------------------
Total                                                  1,227      199,572,447.90              100.00
====================================================================================================

For internal use only. All Amounts subjects to change.              Page: 7 of 9

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Maximum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11.625 - 12.000                                           18        4,672,978.17                2.34
12.001 - 12.500                                           59       13,064,903.09                6.55
12.501 - 13.000                                          136       24,981,325.24               12.52
13.001 - 13.500                                          181       32,777,159.87               16.42
13.501 - 14.000                                          197       35,778,080.99               17.93
14.001 - 14.500                                          165       27,253,673.52               13.66
14.501 - 15.000                                          187       26,850,608.10               13.45
15.001 - 15.500                                          105       13,410,361.26                6.72
15.501 - 16.000                                          106       12,856,428.67                6.44
16.001 - 16.500                                           46        5,353,239.15                2.68
16.501 - 17.000                                           20        1,682,551.92                0.84
17.001 - 17.500                                            5          512,291.90                0.26
17.501 - 18.000                                            1           58,957.05                0.03
18.001 - 18.125                                            1          319,888.97                0.16
----------------------------------------------------------------------------------------------------
Total                                                  1,227      199,572,447.90              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Minimum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.625 -  5.000                                           18        4,672,978.17                2.34
 5.001 -  5.500                                           57       12,807,451.24                6.42
 5.501 -  6.000                                          133       24,437,560.97               12.24
 6.001 -  6.500                                          181       32,560,342.83               16.32
 6.501 -  7.000                                          198       36,072,759.69               18.08
 7.001 -  7.500                                          167       27,727,942.41               13.89
 7.501 -  8.000                                          186       26,527,860.92               13.29
 8.001 -  8.500                                          105       13,410,361.26                6.72
 8.501 -  9.000                                          108       13,309,198.07                6.67
 9.001 -  9.500                                           46        5,353,239.15                2.68
 9.501 - 10.000                                           21        1,801,615.27                0.90
10.001 - 10.500                                            5          512,291.90                0.26
10.501 - 11.000                                            1           58,957.05                0.03
11.001 - 11.125                                            1          319,888.97                0.16
----------------------------------------------------------------------------------------------------
Total                                                  1,227      199,572,447.90              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
02/01/04                                                   1          358,706.95                0.18
12/01/04                                                   1          393,028.21                0.20
04/01/05                                                   2          269,645.69                0.14
05/01/05                                                   2          382,304.75                0.19
06/01/05                                                 109       15,978,134.80                8.01
07/01/05                                                 462       74,031,126.76               37.09
08/01/05                                                 559       93,907,690.68               47.05
08/10/05                                                   1          144,500.00                0.07
06/01/06                                                   6        1,092,937.50                0.55
07/01/06                                                  31        4,928,582.23                2.47
08/01/06                                                  53        8,085,790.33                4.05
----------------------------------------------------------------------------------------------------
Total                                                  1,227      199,572,447.90              100.00
====================================================================================================

For internal use only. All Amounts subjects to change.              Page: 8 of 9

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                      1          358,706.95                0.18
3.000                                                  1,226      199,213,740.95               99.82
----------------------------------------------------------------------------------------------------
Total                                                  1,227      199,572,447.90              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                  1,227      199,572,447.90              100.00
----------------------------------------------------------------------------------------------------
Total                                                  1,227      199,572,447.90              100.00
====================================================================================================

For internal use only. All Amounts subjects to change.              Page: 9 of 9

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

NovaStar 2003-3 Initial Mortgage Loans

                                                                                        Master &   Remaining
                                        % of     Gross    Gross    Gross      Gross     Sub Serv   Scheduled
FICO        Count       Balance        Balance    Rate   Margin   Lifecap   Lifefloor     Fees        Term
------------------------------------------------------------------------------------------------------------
   N/A          1   $     86,713.39     0.01%    6.500    0.000     0.000       0.000      0.510         179
501 - 510       1   $    107,916.82     0.02%    7.375    5.375    14.375       7.375      0.510         359
511 - 520       8   $  1,025,812.26     0.16%    8.177    6.406    15.080       8.080      0.510         359
521 - 530      80   $ 10,966,335.25     1.76%    8.146    6.680    15.135       8.144      0.510         356
531 - 540      81   $ 10,654,953.17     1.71%    7.998    6.617    14.959       7.959      0.510         353
541 - 550     129   $ 19,805,621.08     3.18%    7.734    6.425    14.683       7.683      0.510         354
551 - 560     139   $ 19,386,799.91     3.11%    7.718    6.365    14.673       7.680      0.510         347
561 - 570     139   $ 19,224,294.72     3.09%    7.629    6.235    14.540       7.555      0.510         353
571 - 580     165   $ 24,220,689.55     3.89%    7.709    6.305    14.545       7.545      0.510         345
581 - 590     165   $ 23,632,374.81     3.80%    7.684    6.182    14.537       7.558      0.510         341
591 - 600     179   $ 23,029,692.94     3.70%    7.602    6.165    14.530       7.538      0.510         344
601 - 610     171   $ 22,538,884.22     3.62%    7.633    6.426    14.728       7.728      0.510         348
611 - 620     156   $ 23,658,032.28     3.80%    7.353    6.204    14.337       7.370      0.510         352
621 - 630     235   $ 34,158,314.32     5.49%    7.066    5.701    13.958       6.958      0.510         348
631 - 640     268   $ 37,273,886.94     5.99%    7.113    5.671    13.883       6.903      0.510         342
641 - 650     261   $ 40,677,000.99     6.53%    6.789    5.357    13.647       6.647      0.510         342
651 - 660     265   $ 38,953,709.97     6.26%    6.687    5.342    13.631       6.631      0.510         339
661 - 670     349   $ 46,588,553.91     7.48%    6.740    5.137    13.413       6.423      0.510         339
671 - 680     292   $ 39,466,958.68     6.34%    6.806    5.082    13.306       6.306      0.510         328
681 - 690     259   $ 37,182,034.81     5.97%    6.713    5.000    13.162       6.162      0.510         326
691 - 700     193   $ 27,032,026.95     4.34%    6.521    4.881    13.112       6.124      0.510         335
701 - 710     193   $ 27,163,445.83     4.36%    6.422    4.766    13.069       6.069      0.510         328
711 - 720     140   $ 17,395,621.18     2.79%    6.710    4.738    13.108       6.108      0.510         319
721 - 730     162   $ 20,633,438.75     3.31%    6.607    4.889    13.257       6.289      0.510         335
731 - 740     102   $ 12,538,171.71     2.01%    6.556    4.664    13.037       6.037      0.510         333
741 - 750      80   $ 10,372,956.41     1.67%    6.277    4.696    12.908       5.908      0.510         328
751 - 760      75   $ 10,382,755.64     1.67%    6.276    4.951    13.173       6.198      0.510         325
761 - 770      67   $ 10,623,986.47     1.71%    6.055    4.790    13.001       6.001      0.510         329
771 - 780      47   $  5,713,526.26     0.92%    6.222    4.952    13.381       6.381      0.510         336
781 - 790      29   $  4,679,103.98     0.75%    5.832    4.290    12.533       5.533      0.510         323
791 - 800      16   $  1,985,467.56     0.32%    5.801    4.320    12.583       5.583      0.510         318
801 - 810      10   $  1,200,261.20     0.19%    5.325    3.991    12.047       5.047      0.510         313
891 - 900       1   $    114,111.00     0.02%    6.250    0.000     0.000       0.000      0.510         352
------------------------------------------------------------------------------------------------------------
ALL         4,458   $622,473,452.96   100.00%    7.005    5.651    13.927       6.935      0.510         339

                                                         Month
             Remaining   Original   Initial   Periodic   to Next   Provided   Known
FICO        Amort Term     Term       Cap        Cap       Adj        LTV     FICOs   Avg Balance   LTV**80w/MI
---------------------------------------------------------------------------------------------------------------
   N/A             179        180     0.000      0.000         0      60.00       0   $ 86,713.39         0.00%
501 - 510          359        360     3.000      1.000        23      58.38     505   $107,916.82         0.00%
511 - 520          359        360     3.000      1.000        23      78.21     519   $128,226.53         0.00%
521 - 530          358        358     3.000      1.000        24      77.42     526   $137,079.19         0.00%
531 - 540          353        355     3.000      1.000        23      77.02     535   $131,542.63         5.07%
541 - 550          357        355     3.000      1.000        23      78.28     545   $153,531.95         1.25%
551 - 560          350        349     3.000      1.000        23      76.22     555   $139,473.38         6.39%
561 - 570          355        355     3.000      1.000        24      79.38     565   $138,304.28         9.91%
571 - 580          354        347     3.000      1.000        23      80.46     575   $146,792.06        18.93%
581 - 590          352        343     3.000      1.000        23      79.00     586   $143,226.51        21.17%
591 - 600          350        345     3.000      1.000        23      78.05     596   $128,657.50        20.24%
601 - 610          352        350     3.000      1.000        23      82.80     605   $131,806.34        27.83%
611 - 620          354        353     3.000      1.000        23      82.47     616   $151,654.05        19.80%
621 - 630          353        350     3.000      1.000        23      80.43     625   $145,354.53        18.62%
631 - 640          348        343     3.000      1.000        23      81.76     636   $139,081.67        15.84%
641 - 650          351        343     2.996      1.000        24      82.18     646   $155,850.58        16.88%
651 - 660          346        340     3.000      1.000        24      80.64     656   $146,995.13        13.32%
661 - 670          350        340     2.972      1.000        23      81.76     666   $133,491.56        26.95%
671 - 680          349        330     3.000      1.000        24      83.23     676   $135,160.82        30.56%
681 - 690          342        328     3.000      1.000        23      83.22     686   $143,559.98        26.66%
691 - 700          346        337     2.962      1.000        23      81.80     695   $140,062.32        20.66%
701 - 710          344        329     3.000      1.000        24      80.81     705   $140,743.24        23.16%
711 - 720          345        321     3.000      1.000        23      82.61     715   $124,254.44        18.30%
721 - 730          348        336     3.000      1.000        23      82.58     726   $127,366.91        20.18%
731 - 740          344        334     3.000      1.000        24      80.63     735   $122,923.25        13.82%
741 - 750          337        330     3.000      1.000        24      82.04     745   $129,661.96        29.21%
751 - 760          334        327     3.000      1.000        25      79.51     756   $138,436.74        21.97%
761 - 770          341        331     3.000      1.000        22      74.64     765   $158,566.96        12.37%
771 - 780          345        337     3.000      1.000        23      76.47     775   $121,564.39        18.72%
781 - 790          337        325     3.000      1.000        22      77.03     785   $161,348.41        16.52%
791 - 800          348        320     3.000      1.000        22      74.35     794   $124,091.72         0.00%
801 - 810          327        314     3.000      1.000        26      67.34     803   $120,026.12         0.00%
891 - 900          352        360     0.000      0.000         0      89.84     894   $114,111.00         0.00%
---------------------------------------------------------------------------------------------------------------
ALL                349        341     2.996      1.000        23      80.77     648   $ 139,60.65        18.86%

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                Initial Mortgage Loans with No Doc and No Income
                             As of September 1, 2003

Number Of Loans:                                      660
Aggregate Outstanding Principal Balance:      $99,146,006

                                                                Minimum           Maximum
                                                                -------          --------
Average Outstanding Principal Balance:        $150,221          $13,790          $499,378

Weighted Average Current Mortgage Rate:          6.534%           4.500%           13.875%

Arm Characteristics:
Weighted Average Gross Margin:                   4.920%           3.875%            6.625%
Weighted Average Maximum Loan Rate:             13.264%          11.875%           15.500%
Weighted Average Minimum Loan Rate:              6.266%           4.875%            8.500%
Weighted Average Initial Periodic Rate Cap:      3.000%           3.000%            3.000%
Weighted Average Periodic Rate Cap:              1.000%           1.000%            1.000%
Weighted Average Months To Roll:                 23.61 months     20.00 months      35.00 months

Weighted Average Original Term:                    340 months       120 months        360 months
Weighted Average Remaining Term:                   338 months       117 months        359 months
Weighted Average Credit Score:                     694              620               806
Weighted Average Combined Original LTV:          78.71%           21.19%           100.00%

First Pay Date:   May 01, 2003   Sep 14, 2003
Maturity Date:    Jun 01, 2013   Aug 14, 2033

Top State Concentrations ($): 21.37% California, 18.62% Florida, 4.85% New York

For internal use only. All Amounts subject to change.              Page: 2 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 13,790.15 -  50,000.00                                   57        1,824,471.93                1.84
 50,000.01 - 100,000.00                                  161       12,620,277.76               12.73
100,000.01 - 150,000.00                                  179       22,214,495.34               22.41
150,000.01 - 200,000.00                                  100       17,704,191.76               17.86
200,000.01 - 250,000.00                                   72       16,022,971.79               16.16
250,000.01 - 300,000.00                                   49       13,455,793.65               13.57
300,000.01 - 350,000.00                                   23        7,501,156.19                7.57
350,000.01 - 400,000.00                                   11        4,121,654.14                4.16
400,000.01 - 450,000.00                                    4        1,756,569.74                1.77
450,000.01 - 499,378.07                                    4        1,924,423.55                1.94
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
620 - 620                                                  2          514,874.33                0.52
621 - 640                                                 63        9,399,310.74                9.48
641 - 660                                                 95       15,769,268.63               15.91
661 - 680                                                103       16,952,230.67               17.10
681 - 700                                                101       15,827,881.87               15.96
701 - 720                                                 71       11,241,043.27               11.34
721 - 740                                                 98       11,654,904.25               11.76
741 - 760                                                 62        8,527,249.24                8.60
761 - 780                                                 47        7,081,590.62                7.14
781 - 800                                                 16        1,991,900.94                2.01
801 - 806                                                  2          185,751.29                0.19
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
117 - 120                                                  2          200,201.06                0.20
151 - 180                                                119       10,333,959.21               10.42
211 - 240                                                  7          710,485.45                0.72
271 - 300                                                  1          221,331.69                0.22
301 - 359                                                531       87,680,028.44               88.44
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                  502       73,587,754.27               74.22
PUD                                                       89       14,600,276.45               14.73
Condo                                                     40        5,493,417.51                5.54
Multi-Unit                                                29        5,464,557.62                5.51
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 3 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                  658       98,712,732.26               99.56
Investment (Owner Occupied)                                2          433,273.59                0.44
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                       344       54,628,316.96               55.10
Purchase                                                 254       34,543,589.70               34.84
Rate/Term Refinance                                       62        9,974,099.19               10.06
-----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
=====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
21.19 -  25.00                                             2           99,141.99                0.10
25.01 -  30.00                                             2          111,359.85                0.11
30.01 -  35.00                                             2          201,760.48                0.20
35.01 -  40.00                                             4          500,000.32                0.50
40.01 -  45.00                                             8        1,628,702.35                1.64
45.01 -  50.00                                            15        1,849,184.24                1.87
50.01 -  55.00                                            18        1,884,337.29                1.90
55.01 -  60.00                                            21        2,799,352.30                2.82
60.01 -  65.00                                            29        4,437,263.01                4.48
65.01 -  70.00                                            37        5,216,332.62                5.26
70.01 -  75.00                                            57        9,646,870.25                9.73
75.01 -  80.00                                           202       32,846,988.76               33.13
80.01 -  85.00                                            41        7,771,399.55                7.84
85.01 -  90.00                                           135       22,867,220.50               23.06
90.01 -  95.00                                            42        5,638,554.89                5.69
95.01 - 100.00                                            45        1,647,537.45                1.66
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 4 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   26        3,097,164.89                3.12
Arkansas                                                   5          566,206.07                0.57
California                                               103       21,183,455.23               21.37
Colorado                                                  21        3,727,221.50                3.76
Connecticut                                                8        2,166,738.94                2.19
Delaware                                                   2          427,693.37                0.43
District of Columbia                                       2          243,800.89                0.25
Florida                                                  141       18,456,134.52               18.62
Georgia                                                   12        1,359,937.26                1.37
Idaho                                                      2          208,267.73                0.21
Illinois                                                  20        3,597,905.11                3.63
Indiana                                                    6          474,294.34                0.48
Iowa                                                       1          181,454.04                0.18
Kansas                                                     2          181,735.00                0.18
Kentucky                                                   9          719,564.34                0.73
Louisiana                                                 12        1,398,733.63                1.41
Maine                                                      6          849,104.56                0.86
Maryland                                                   9        1,996,523.77                2.01
Massachusetts                                             12        2,120,385.62                2.14
Michigan                                                  13        1,805,115.44                1.82
Minnesota                                                  7        1,057,723.90                1.07
Mississippi                                                2          139,672.32                0.14
Missouri                                                  12          978,837.91                0.99
Nevada                                                    22        2,986,610.64                3.01
New Hampshire                                              1          119,812.21                0.12
New Jersey                                                17        2,954,587.58                2.98
New York                                                  24        4,807,001.63                4.85
North Carolina                                            10        1,318,908.50                1.33
Ohio                                                      30        4,288,804.33                4.33
Oklahoma                                                   2          171,849.03                0.17
Oregon                                                     8          939,445.84                0.95
Pennsylvania                                               8          856,946.36                0.86
Rhode Island                                               1           99,591.09                0.10
South Carolina                                            11        1,284,032.96                1.30
Tennessee                                                  8        1,503,497.42                1.52
Texas                                                     38        4,382,058.48                4.42
Utah                                                       3          316,374.76                0.32
Virginia                                                  20        3,004,774.08                3.03
Washington                                                20        2,636,225.72                2.66
Wisconsin                                                  4          537,814.84                0.54
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Documentation                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
No Documentation                                         502       72,134,480.25               72.76
No Income/No Asset Vertification                         158       27,011,525.60               27.24
----------------------------------------------------------------------------------------------------
                                                         660       99,146,005.85              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 5 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
A+                                                         1           88,242.56                0.09
Alt A                                                    659       99,057,763.29               99.91
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                     308       52,964,535.24               53.42
Fixed Rate Loan                                          352       46,181,470.61               46.58
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                                275       47,346,400.53               89.39
3/27 Loan Six-Month LIBOR                                 33        5,618,134.71               10.61
----------------------------------------------------------------------------------------------------
Total                                                    308       52,964,535.24              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                  223       34,715,493.20               75.17
15 Year Fixed-Rate Loan                                   55        5,291,116.97               11.46
15 Year Balloon                                           64        5,042,842.24               10.92
20 Year Fixed-Rate Loan                                    7          710,485.45                1.54
25 Year Fixed-Rate Loan                                    1          221,331.69                0.48
10 Year Fixed-Rate Loan                                    2          200,201.06                0.43
----------------------------------------------------------------------------------------------------
Total                                                    352       46,181,470.61              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                               601       97,059,371.51               97.90
Second Lien                                               59        2,086,634.34                2.10
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      234       33,562,140.12               33.85
12                                                         2          441,822.90                0.45
24                                                       206       32,552,103.69               32.83
36                                                       100       15,614,893.89               15.75
60                                                       118       16,975,045.25               17.12
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 6 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.500 -  4.500                                            1          134,643.77                0.14
 4.501 -  5.000                                           11        2,170,784.78                2.19
 5.001 -  5.500                                           54        9,592,416.23                9.68
 5.501 -  6.000                                          136       23,215,564.80               23.42
 6.001 -  6.500                                          153       24,064,879.37               24.27
 6.501 -  7.000                                          128       20,052,459.49               20.23
 7.001 -  7.500                                           72       10,827,219.45               10.92
 7.501 -  8.000                                           27        3,914,306.47                3.95
 8.001 -  8.500                                           12        1,906,861.34                1.92
 8.501 -  9.000                                            6          841,260.33                0.85
 9.001 -  9.500                                            2          389,148.06                0.39
 9.501 - 10.000                                            3          180,714.23                0.18
10.001 - 10.500                                            2           65,747.47                0.07
10.501 - 11.000                                            8          320,473.65                0.32
11.001 - 11.500                                            7          203,110.24                0.20
11.501 - 12.000                                            8          300,049.32                0.30
12.001 - 12.500                                            5          159,961.06                0.16
12.501 - 13.000                                           22          702,691.16                0.71
13.001 - 13.500                                            2           48,899.50                0.05
13.501 - 13.875                                            1           54,815.13                0.06
----------------------------------------------------------------------------------------------------
Total                                                    660       99,146,005.85              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.875 - 4.000                                              6        1,076,122.49                2.03
4.001 - 4.500                                             68       10,907,727.64               20.59
4.501 - 5.000                                            128       22,582,747.60               42.64
5.001 - 5.500                                             68       12,383,081.61               23.38
5.501 - 6.000                                             25        3,975,810.85                7.51
6.001 - 6.500                                             12        1,950,802.49                3.68
6.501 - 6.625                                              1           88,242.56                0.17
----------------------------------------------------------------------------------------------------
Total                                                    308       52,964,535.24              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Maximum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11.875 - 12.000                                            8        1,517,220.49                2.86
12.001 - 12.500                                           31        5,956,688.17               11.25
12.501 - 13.000                                           78       14,190,388.71               26.79
13.001 - 13.500                                           98       15,518,065.62               29.30
13.501 - 14.000                                           54        9,450,477.73               17.84
14.001 - 14.500                                           27        4,539,899.48                8.57
14.501 - 15.000                                            9        1,428,449.43                2.70
15.001 - 15.500                                            3          363,345.61                0.69
----------------------------------------------------------------------------------------------------
Total                                                    308       52,964,535.24              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 7 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Minimum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
4.875 - 5.000                                              8        1,517,220.49                2.86
5.001 - 5.500                                             31        5,956,688.17               11.25
5.501 - 6.000                                             78       14,190,388.71               26.79
6.001 - 6.500                                             97       15,423,095.37               29.12
6.501 - 7.000                                             54        9,450,477.73               17.84
7.001 - 7.500                                             28        4,634,869.73                8.75
7.501 - 8.000                                              9        1,428,449.43                2.70
8.001 - 8.500                                              3          363,345.61                0.69
----------------------------------------------------------------------------------------------------
Total                                                    308       52,964,535.24              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
05/01/05                                                   1          119,338.81                0.23
06/01/05                                                  38        6,150,810.07               11.61
07/01/05                                                 111       20,498,472.62               38.70
07/15/05                                                   1          375,986.61                0.71
08/01/05                                                 123       19,992,992.42               37.75
08/14/05                                                   1          208,800.00                0.39
07/01/06                                                  11        1,644,620.48                3.11
08/01/06                                                  22        3,973,514.23                7.50
----------------------------------------------------------------------------------------------------
Total                                                    308       52,964,535.24              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.000                                                    308       52,964,535.24              100.00
----------------------------------------------------------------------------------------------------
Total                                                    308       52,964,535.24              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                    308       52,964,535.24              100.00
----------------------------------------------------------------------------------------------------
Total                                                    308       52,964,535.24              100.00
====================================================================================================

For internal use only. All Amounts subject to change.              Page: 8 of 31

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                 Initial Mortgage Loans with No MI and LTV * 60%
                             As of September 1, 2003

Number Of Loans:                                      300
Aggregate Outstanding Principal Balance:      $39,911,220

                                                                   Minimum           Maximum
                                                                   -------           --------
Average Outstanding Principal Balance:           $133,037          $39,739           $619,368

Weighted Average Current Mortgage Rate:             6.410%           3.990%             9.990%

Arm Characteristics:
Weighted Average Gross Margin:                      5.151%           3.500%             7.500%
Weighted Average Maximum Loan Rate:                13.564%          10.990%            16.990%
Weighted Average Minimum Loan Rate:                 6.570%           3.990%             9.990%
Weighted Average Initial Periodic Rate Cap:         3.000%           3.000%             3.000%
Weighted Average Periodic Rate Cap:                 1.000%           1.000%             1.000%
Weighted Average Months To Roll:                    23.09 months     21.00 months       35.00 months

Weighted Average Original Term:                       323 months       120 months         360 months
Weighted Average Remaining Term:                      321 months       117 months         359 months
Weighted Average Credit Score:                        647              505                805
Weighted Average Combined Original LTV:             49.34%           12.17%             59.89%

First Pay Date:   Jul 01, 2003   Sep 01, 2003
Maturity Date:    Jun 01, 2013   Aug 01, 2033

Top State Concentrations ($): 41.07% California, 14.08% Florida, 6.92% New York

For internal use only. All Amounts subject to change.              Page: 9 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 39,738.54 -  50,000.00                                   27        1,241,391.23                3.11
 50,000.01 - 100,000.00                                  109        8,499,073.54               21.29
100,000.01 - 150,000.00                                   74        8,965,245.15               22.46
150,000.01 - 200,000.00                                   47        8,081,465.19               20.25
200,000.01 - 250,000.00                                   16        3,574,231.17                8.96
250,000.01 - 300,000.00                                   11        3,049,648.18                7.64
300,000.01 - 350,000.00                                    5        1,633,330.52                4.09
350,000.01 - 400,000.00                                    5        1,937,112.88                4.85
400,000.01 - 450,000.00                                    3        1,266,538.84                3.17
450,000.01 - 500,000.00                                    1          499,378.07                1.25
500,000.01 - 550,000.00                                    1          544,437.68                1.36
600,000.01 - 619,367.89                                    1          619,367.89                1.55
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
505 - 520                                                  1          107,916.82                0.27
521 - 540                                                 12        1,491,184.61                3.74
541 - 560                                                 28        3,344,747.58                8.38
561 - 580                                                 25        2,443,810.38                6.12
581 - 600                                                 32        4,293,020.80               10.76
601 - 620                                                 20        2,997,654.13                7.51
621 - 640                                                 38        5,524,780.07               13.84
641 - 660                                                 29        3,422,070.54                8.57
661 - 680                                                 29        4,318,478.81               10.82
681 - 700                                                 20        2,508,895.17                6.29
701 - 720                                                 16        2,635,905.48                6.60
721 - 740                                                 13        1,388,232.46                3.48
741 - 760                                                 11        1,237,414.96                3.10
761 - 780                                                 18        3,258,642.03                8.16
781 - 800                                                  4          564,451.43                1.41
801 - 805                                                  4          374,015.07                0.94
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
117 - 120                                                  4          324,649.98                0.81
151 - 180                                                 60        7,149,470.61               17.91
211 - 240                                                  6          981,212.86                2.46
301 - 359                                                230       31,455,886.89               78.81
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 10 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                  239       31,055,510.72               77.81
Multi-Unit                                                25        3,851,780.44                9.65
PUD                                                       23        3,444,529.18                8.63
Condo                                                     13        1,559,400.00                3.91
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                  276       36,092,523.22               90.43
Investment (Non-Owner Occupied)                           20        3,133,837.02                7.85
Investment (Owner Occupied)                                2          503,362.29                1.26
Secondary                                                  2          181,497.81                0.45
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                       240       31,559,045.63               79.07
Rate/Term Refinance                                       42        6,221,831.27               15.59
Purchase                                                  18        2,130,343.44                5.34
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
12.17 - 15.00                                              2          117,893.42                0.30
15.01 - 20.00                                              3          250,771.45                0.63
20.01 - 25.00                                             10          782,002.01                1.96
25.01 - 30.00                                              5          316,152.38                0.79
30.01 - 35.00                                             15        2,012,486.02                5.04
35.01 - 40.00                                             20        2,219,284.39                5.56
40.01 - 45.00                                             30        4,610,643.85               11.55
45.01 - 50.00                                             56        7,223,380.96               18.10
50.01 - 55.00                                             68        9,030,268.55               22.63
55.01 - 59.89                                             91       13,348,337.31               33.45
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 11 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                    6          820,593.34                2.06
Arkansas                                                   1           54,918.10                0.14
California                                                90       16,391,814.74               41.07
Colorado                                                   6          532,780.41                1.33
Connecticut                                                7        1,166,119.86                2.92
District of Columbia                                       4          518,528.34                1.30
Florida                                                   54        5,618,917.56               14.08
Georgia                                                    5          532,539.69                1.33
Idaho                                                      1           64,887.76                0.16
Illinois                                                   6          613,686.44                1.54
Kansas                                                     3          470,332.72                1.18
Kentucky                                                   2          171,228.83                0.43
Louisiana                                                  7          638,206.00                1.60
Maine                                                      2          112,828.78                0.28
Maryland                                                   6        1,161,774.50                2.91
Massachusetts                                             11        1,566,313.25                3.92
Michigan                                                   5          347,403.26                0.87
Minnesota                                                  2          199,710.00                0.50
Mississippi                                                1           46,699.34                0.12
Missouri                                                   8          444,524.88                1.11
Nevada                                                     5          578,402.58                1.45
New Hampshire                                              2          194,747.81                0.49
New Jersey                                                 9          911,914.92                2.28
New York                                                  20        2,760,169.52                6.92
North Carolina                                             3          251,684.35                0.63
Ohio                                                       4          308,263.36                0.77
Oklahoma                                                   2          195,983.70                0.49
Oregon                                                     3          404,299.59                1.01
Pennsylvania                                               7          708,589.21                1.78
Rhode Island                                               1           99,591.09                0.25
Texas                                                      3          250,719.75                0.63
Virginia                                                   3          760,703.08                1.91
Washington                                                 8          811,092.05                2.03
Wisconsin                                                  3          201,251.53                0.50
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Stated Income                                            103       16,597,108.13               41.59
Full Documentation                                       124       14,329,397.21               35.90
No Documentation                                          64        7,807,024.50               19.56
No Income/No Asset Verification                            4          644,130.83                1.61
Limited Documentation                                      5          533,559.67                1.34
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 12 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
A+                                                        82       11,944,752.68               29.93
A                                                         40        4,779,007.84               11.97
A-                                                        29        4,110,365.80               10.30
Alt A                                                     95       13,294,435.31               33.31
B                                                         17        1,444,582.23                3.62
B-                                                         5          626,418.26                1.57
C                                                          3          285,601.71                0.72
FICO Only                                                 29        3,426,056.51                8.58
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                     108       13,759,774.63               34.48
Fixed Rate Loan                                          192       26,151,445.71               65.52
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                                100       12,803,726.45               93.05
3/27 Loan Six-Month LIBOR                                  8          956,048.18                6.95
----------------------------------------------------------------------------------------------------
Total                                                    108       13,759,774.63              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                  122       17,696,112.26               67.67
15 Year Fixed-Rate Loan                                   55        6,741,080.72               25.78
20 Year Fixed-Rate Loan                                    6          981,212.86                3.75
15 Year Balloon                                            5          408,389.89                1.56
10 Year Fixed-Rate Loan                                    4          324,649.98                1.24
----------------------------------------------------------------------------------------------------
Total                                                    192       26,151,445.71              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                               300       39,911,220.34              100.00
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                       92       12,730,490.61               31.90
24                                                        67        8,687,616.15               21.77
36                                                        57        6,591,748.91               16.52
60                                                        84       11,901,364.67               29.82
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 13 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.990 - 4.000                                              1           77,887.42                0.20
4.001 - 4.500                                              3          453,465.18                1.14
4.501 - 5.000                                             15        2,284,491.57                5.72
5.001 - 5.500                                             33        5,046,353.12               12.64
5.501 - 6.000                                             61        9,143,037.27               22.91
6.001 - 6.500                                             48        6,721,138.24               16.84
6.501 - 7.000                                             56        7,554,012.44               18.93
7.001 - 7.500                                             36        3,448,751.77                8.64
7.501 - 8.000                                             30        3,198,219.86                8.01
8.001 - 8.500                                              9        1,307,413.72                3.28
8.501 - 9.000                                              4          299,945.27                0.75
9.001 - 9.500                                              1           90,902.77                0.23
9.501 - 9.990                                              3          285,601.71                0.72
----------------------------------------------------------------------------------------------------
Total                                                    300       39,911,220.34              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.500 - 3.500                                              1           77,887.42                0.57
3.501 - 4.000                                              9          948,659.98                6.89
4.001 - 4.500                                             13        2,044,814.58               14.86
4.501 - 5.000                                             21        2,954,535.17               21.47
5.001 - 5.500                                             28        3,544,127.32               25.76
5.501 - 6.000                                             23        3,090,274.58               22.46
6.001 - 6.500                                              8          629,420.30                4.57
6.501 - 7.000                                              3          245,157.71                1.78
7.001 - 7.500                                              2          224,897.57                1.63
----------------------------------------------------------------------------------------------------
Total                                                    108       13,759,774.63              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Maximum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
10.990 - 11.000                                            1           77,887.42                0.57
11.001 - 11.500                                            2          189,498.66                1.38
11.501 - 12.000                                            3          437,859.31                3.18
12.001 - 12.500                                           10        1,427,511.47               10.37
12.501 - 13.000                                           15        2,465,582.19               17.92
13.001 - 13.500                                           17        2,703,725.29               19.65
13.501 - 14.000                                           21        2,713,176.07               19.72
14.001 - 14.500                                           19        1,873,853.31               13.62
14.501 - 15.000                                           11        1,064,839.29                7.74
15.001 - 15.500                                            5          420,671.90                3.06
15.501 - 16.000                                            2          160,272.15                1.16
16.501 - 16.990                                            2          224,897.57                1.63
----------------------------------------------------------------------------------------------------
Total                                                    108       13,759,774.63              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 14 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Minimum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.990 - 4.000                                              1           77,887.42                0.57
4.001 - 4.500                                              2          189,498.66                1.38
4.501 - 5.000                                              3          437,859.31                3.18
5.001 - 5.500                                             10        1,427,511.47               10.37
5.501 - 6.000                                             15        2,465,582.19               17.92
6.001 - 6.500                                             17        2,703,725.29               19.65
6.501 - 7.000                                             20        2,628,290.51               19.10
7.001 - 7.500                                             19        1,873,853.31               13.62
7.501 - 8.000                                             12        1,149,724.85                8.36
8.001 - 8.500                                              5          420,671.90                3.06
8.501 - 9.000                                              2          160,272.15                1.16
9.501 - 9.990                                              2          224,897.57                1.63
----------------------------------------------------------------------------------------------------
Total                                                    108       13,759,774.63              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
06/01/05                                                  13        2,267,928.29               16.48
07/01/05                                                  38        4,855,688.92               35.29
08/01/05                                                  49        5,680,109.24               41.28
06/01/06                                                   3          322,764.83                2.35
07/01/06                                                   2          161,718.35                1.18
08/01/06                                                   3          471,565.00                3.43
----------------------------------------------------------------------------------------------------
Total                                                    108       13,759,774.63              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.000                                                    108       13,759,774.63              100.00
----------------------------------------------------------------------------------------------------
Total                                                    108       13,759,774.63              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                    108       13,759,774.63              100.00
----------------------------------------------------------------------------------------------------
Total                                                    108       13,759,774.63              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 15 of 31

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                Initial Mortgage Loans with No MI and LTV **= 60%
                             As of September 1, 2003

Number Of Loans:                                     2,314
Aggregate Outstanding Principal Balance:      $295,042,142

                                                                    Minimum           Maximum
                                                                    -------          --------
Average Outstanding Principal Balance:            $127,503          $10,495          $908,980

Weighted Average Current Mortgage Rate:              7.393%           4.625%           14.000%

Arm Characteristics:
Weighted Average Gross Margin:                       5.804%           2.750%            8.500%
Weighted Average Maximum Loan Rate:                 14.032%          11.625%           18.125%
Weighted Average Minimum Loan Rate:                  7.043%           4.625%           11.125%
Weighted Average Initial Periodic Rate Cap:          2.996%           1.000%            3.000%
Weighted Average Periodic Rate Cap:                  1.000%           1.000%            1.000%
Weighted Average Months To Roll:                     23.22 months      5.00 months      35.00 months

Weighted Average Original Term:                        338 months       120 months        360 months
Weighted Average Remaining Term:                       337 months       119 months        359 months
Weighted Average Credit Score:                         632              511               894
Weighted Average Combined Original LTV:              84.97%           60.00%           100.00%

First Pay Date:   Jan 01, 2003   Sep 10, 2003
Maturity Date:    Aug 01, 2013   Aug 10, 2033

Top State Concentrations ($): 28.81% California, 17.66% Florida, 3.78% Virginia

For internal use only. All Amounts subject to change.             Page: 16 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 10,494.57 -  50,000.00                                  506       15,958,221.16                5.41
 50,000.01 - 100,000.00                                  669       50,918,483.44               17.26
100,000.01 - 150,000.00                                  457       57,274,547.01               19.41
150,000.01 - 200,000.00                                  271       47,002,386.80               15.93
200,000.01 - 250,000.00                                  136       30,293,191.10               10.27
250,000.01 - 300,000.00                                  117       32,114,566.58               10.88
300,000.01 - 350,000.00                                   71       22,840,111.31                7.74
350,000.01 - 400,000.00                                   39       14,501,409.01                4.92
400,000.01 - 450,000.00                                   23        9,809,311.51                3.32
450,000.01 - 500,000.00                                   10        4,793,090.54                1.62
500,000.01 - 550,000.00                                    2        1,055,527.31                0.36
550,000.01 - 600,000.00                                    6        3,453,978.56                1.17
600,000.01 - 650,000.00                                    2        1,258,085.22                0.43
650,000.01 - 700,000.00                                    2        1,334,713.67                0.45
700,000.01 - 750,000.00                                    1          742,458.73                0.25
750,000.01 - 800,000.00                                    1          783,079.55                0.27
900,000.01 - 908,980.30                                    1          908,980.30                0.31
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                        1           86,713.39                0.03
501 - 520                                                  8        1,025,812.26                0.35
521 - 540                                                115       15,272,313.47                5.18
541 - 560                                                184       28,587,844.25                9.69
561 - 580                                                184       27,993,121.05                9.49
581 - 600                                                170       23,005,328.39                7.80
601 - 620                                                145       20,299,203.70                6.88
621 - 640                                                266       35,588,937.60               12.06
641 - 660                                                282       40,592,472.56               13.76
661 - 680                                                332       36,455,319.31               12.36
681 - 700                                                241       29,218,335.90                9.90
701 - 720                                                178       20,032,887.35                6.79
721 - 740                                                118        9,755,898.89                3.31
741 - 760                                                 51        4,495,286.94                1.52
761 - 780                                                 28        1,821,493.74                0.62
781 - 800                                                 10          697,062.00                0.24
881 - 894                                                  1          114,111.00                0.04
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
119 - 120                                                  1          151,357.98                0.05
151 - 180                                                687       34,803,247.63               11.80
211 - 240                                                  9        1,076,080.58                0.36
271 - 300                                                  1          221,331.69                0.08
301 - 359                                              1,616      258,790,123.92               87.71
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 17 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                1,730      219,730,090.31               74.47
PUD                                                      330       44,483,632.71               15.08
Condo                                                    178       18,783,854.55                6.37
Multi-Unit                                                76       12,044,564.23                4.08
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                2,237      285,475,166.29               96.76
Investment (Non-Owner Occupied)                           59        6,540,620.66                2.22
Investment (Owner Occupied)                               12        2,397,323.87                0.81
Secondary                                                  6          629,030.98                0.21
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     1,068      160,341,893.00               54.35
Purchase                                               1,117      116,880,287.24               39.61
Rate/Term Refinance                                      129       17,819,961.56                6.04
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
60.00 -  60.00                                            20        2,756,994.97                0.93
60.01 -  65.00                                            36        5,540,294.57                1.88
65.01 -  70.00                                            60       11,530,194.30                3.91
70.01 -  75.00                                           151       22,495,512.94                7.62
75.01 -  80.00                                           565       93,862,949.65               31.81
80.01 -  85.00                                           219       36,373,884.38               12.33
85.01 -  90.00                                           325       50,209,172.92               17.02
90.01 -  95.00                                           204       27,475,351.26                9.31
95.01 - 100.00                                           734       44,797,786.81               15.18
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 18 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   74        6,288,791.29                2.13
Arkansas                                                  14          989,989.98                0.34
California                                               448       84,992,106.21               28.81
Colorado                                                  49        6,700,565.39                2.27
Connecticut                                               36        4,584,911.89                1.55
Delaware                                                   5          744,105.08                0.25
District of Columbia                                       5        1,404,891.82                0.48
Florida                                                  445       52,113,291.33               17.66
Georgia                                                   40        4,721,084.67                1.60
Idaho                                                     23        1,696,211.36                0.57
Illinois                                                  30        3,796,820.77                1.29
Indiana                                                   35        3,058,741.94                1.04
Iowa                                                       5          580,349.18                0.20
Kansas                                                     8          738,021.18                0.25
Kentucky                                                  33        2,054,385.36                0.70
Louisiana                                                 46        4,053,033.16                1.37
Maine                                                      5          539,084.17                0.18
Maryland                                                  52        8,663,864.29                2.94
Massachusetts                                             18        4,334,215.68                1.47
Michigan                                                  43        5,353,922.90                1.81
Minnesota                                                 33        4,390,836.84                1.49
Mississippi                                               26        2,018,875.80                0.68
Missouri                                                  47        3,460,055.09                1.17
Montana                                                    1           98,852.60                0.03
Nebraska                                                   4          262,102.09                0.09
Nevada                                                    74        8,055,081.53                2.73
New Hampshire                                              8        1,012,085.60                0.34
New Jersey                                                30        5,277,100.46                1.79
New Mexico                                                 4          417,144.53                0.14
New York                                                  45        7,131,428.42                2.42
North Carolina                                            55        4,751,682.91                1.61
Ohio                                                     111       10,900,865.28                3.69
Oklahoma                                                  23        1,787,803.42                0.61
Oregon                                                    35        3,777,687.03                1.28
Pennsylvania                                              51        5,463,939.42                1.85
Rhode Island                                               1          305,828.46                0.10
South Carolina                                            23        2,738,691.09                0.93
South Dakota                                               2          157,793.96                0.05
Tennessee                                                 41        3,473,442.30                1.18
Texas                                                    111        9,830,108.11                3.33
Utah                                                      10          853,855.43                0.29
Vermont                                                    1          205,787.92                0.07
Virginia                                                  70       11,157,859.68                3.78
Washington                                                73        8,121,187.40                2.75
West Virginia                                             12          923,694.36                0.31
Wisconsin                                                  7          898,582.37                0.30
Wyoming                                                    2          161,382.05                0.05
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 19 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                     1,220      150,356,210.47               50.96
Stated Income                                            885      117,937,055.58               39.97
No Income/No Asset Verification                           70       10,884,261.06                3.69
No Documentation                                         107       10,553,726.80                3.58
Limited Documentation                                     32        5,310,887.89                1.80
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
A+                                                       735       91,956,509.68               31.17
A                                                        153       21,690,304.32                7.35
A-                                                       112       16,890,031.89                5.72
Alt A                                                    961      117,544,898.55               39.84
B                                                         80       12,435,680.64                4.21
B-                                                        42        4,867,010.96                1.65
C                                                          7          869,706.32                0.29
FICO Enhanced                                            139       16,593,005.98                5.62
FICO Only                                                 85       12,194,993.46                4.13
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                   1,237      200,986,498.64               68.12
Fixed Rate Loan                                        1,077       94,055,643.16               31.88
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                              1,145      186,333,062.96               92.71
3/27 Loan Six-Month LIBOR                                 91       14,294,728.73                7.11
Six-Month LIBOR                                            1          358,706.95                0.18
----------------------------------------------------------------------------------------------------
Total                                                  1,237      200,986,498.64              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 20 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                  379       57,803,625.28               61.46
15 Year Balloon                                          464       24,490,670.06               26.04
15 Year Fixed-Rate Loan                                  223       10,312,577.57               10.96
20 Year Fixed-Rate Loan                                    9        1,076,080.58                1.14
25 Year Fixed-Rate Loan                                    1          221,331.69                0.24
10 Year Fixed-Rate Loan                                    1          151,357.98                0.16
----------------------------------------------------------------------------------------------------
Total                                                  1,077       94,055,643.16              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                             1,720      272,228,082.93               92.27
Second Lien                                              594       22,814,058.87                7.73
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      748       75,518,992.57               25.60
12                                                         6        1,019,114.92                0.35
24                                                       794      117,393,132.15               39.79
36                                                       323       44,495,532.95               15.08
60                                                       443       56,615,369.21               19.19
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.625 -  5.000                                           19        5,048,135.89                1.71
 5.001 -  5.500                                           66       14,416,163.17                4.89
 5.501 -  6.000                                          176       34,044,162.95               11.54
 6.001 -  6.500                                          237       44,182,742.90               14.98
 6.501 -  7.000                                          302       52,836,728.37               17.91
 7.001 -  7.500                                          250       39,566,648.60               13.41
 7.501 -  8.000                                          252       33,765,355.57               11.44
 8.001 -  8.500                                          160       17,682,694.54                5.99
 8.501 -  9.000                                          188       19,393,895.64                6.57
 9.001 -  9.500                                           89        8,245,112.57                2.79
 9.501 - 10.000                                          116        6,789,996.04                2.30
10.001 - 10.500                                           63        3,309,490.89                1.12
10.501 - 11.000                                           89        4,232,384.76                1.43
11.001 - 11.500                                           69        3,310,883.80                1.12
11.501 - 12.000                                           67        2,407,011.76                0.82
12.001 - 12.500                                           47        1,440,839.60                0.49
12.501 - 13.000                                          100        3,542,872.22                1.20
13.001 - 13.500                                           17          560,443.00                0.19
13.501 - 14.000                                            7          266,579.53                0.09
----------------------------------------------------------------------------------------------------
Total                                                  2,314      295,042,141.80              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 21 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2.750 - 3.000                                              2          581,665.28                0.29
3.501 - 4.000                                              7        1,718,700.98                0.86
4.001 - 4.500                                            130       24,215,319.23               12.05
4.501 - 5.000                                            141       25,953,679.47               12.91
5.001 - 5.500                                            154       25,531,108.62               12.70
5.501 - 6.000                                            222       37,472,018.66               18.64
6.001 - 6.500                                            260       42,148,648.44               20.97
6.501 - 7.000                                            171       24,912,779.38               12.40
7.001 - 7.500                                             78       10,099,102.84                5.02
7.501 - 8.000                                             65        7,307,183.78                3.64
8.001 - 8.500                                              7        1,046,291.96                0.52
----------------------------------------------------------------------------------------------------
Total                                                  1,237      200,986,498.64              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Maximum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11.625 - 12.000                                           18        4,672,978.17                2.33
12.001 - 12.500                                           59       13,064,903.09                6.50
12.501 - 13.000                                          137       25,281,004.52               12.58
13.001 - 13.500                                          182       33,076,280.66               16.46
13.501 - 14.000                                          200       36,112,308.36               17.97
14.001 - 14.500                                          166       27,295,639.94               13.58
14.501 - 15.000                                          189       27,157,771.06               13.51
15.001 - 15.500                                          106       13,455,306.55                6.69
15.501 - 16.000                                          107       12,943,377.30                6.44
16.001 - 16.500                                           46        5,353,239.15                2.66
16.501 - 17.000                                           20        1,682,551.92                0.84
17.001 - 17.500                                            5          512,291.90                0.25
17.501 - 18.000                                            1           58,957.05                0.03
18.001 - 18.125                                            1          319,888.97                0.16
----------------------------------------------------------------------------------------------------
Total                                                  1,237      200,986,498.64              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 22 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Minimum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.625 -  5.000                                           18        4,672,978.17                2.33
 5.001 -  5.500                                           57       12,807,451.24                6.37
 5.501 -  6.000                                          134       24,737,240.25               12.31
 6.001 -  6.500                                          182       32,859,463.62               16.35
 6.501 -  7.000                                          201       36,406,987.06               18.11
 7.001 -  7.500                                          168       27,769,908.83               13.82
 7.501 -  8.000                                          188       26,835,023.88               13.35
 8.001 -  8.500                                          106       13,455,306.55                6.69
 8.501 -  9.000                                          109       13,396,146.70                6.67
 9.001 -  9.500                                           46        5,353,239.15                2.66
 9.501 - 10.000                                           21        1,801,615.27                0.90
10.001 - 10.500                                            5          512,291.90                0.25
10.501 - 11.000                                            1           58,957.05                0.03
11.001 - 11.125                                            1          319,888.97                0.16
----------------------------------------------------------------------------------------------------
Total                                                  1,237      200,986,498.64              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
02/01/04                                                   1          358,706.95                0.18
12/01/04                                                   1          393,028.21                0.20
04/01/05                                                   2          269,645.69                0.13
05/01/05                                                   2          382,304.75                0.19
06/01/05                                                 111       16,396,999.88                8.16
07/01/05                                                 466       74,410,299.42               37.02
08/01/05                                                 562       94,336,285.01               46.94
08/10/05                                                   1          144,500.00                0.07
06/01/06                                                   7        1,280,356.17                0.64
07/01/06                                                  31        4,928,582.23                2.45
08/01/06                                                  53        8,085,790.33                4.02
----------------------------------------------------------------------------------------------------
Total                                                  1,237      200,986,498.64              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                      1          358,706.95                0.18
3.000                                                  1,236      200,627,791.69               99.82
----------------------------------------------------------------------------------------------------
Total                                                  1,237      200,986,498.64              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                  1,237      200,986,498.64              100.00
----------------------------------------------------------------------------------------------------
Total                                                  1,237      200,986,498.64              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 23 of 31

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                         Initial Mortgage Loans with MI
                             As of September 1, 2003

Number Of Loans:                                     1,844
Aggregate Outstanding Principal Balance:      $287,520,091

                                                                    Minimum          Maximum
                                                                    -------          --------
Average Outstanding Principal Balance:            $155,922          $39,932          $564,380

Weighted Average Current Mortgage Rate:              6.690%           4.250%            9.990%

Arm Characteristics:
Weighted Average Gross Margin:                       5.508%           0.225%            8.125%
Weighted Average Maximum Loan Rate:                 13.832%          11.250%           17.875%
Weighted Average Minimum Loan Rate:                  6.835%           4.250%           10.875%
Weighted Average Initial Periodic Rate Cap:          2.996%           1.000%            3.000%
Weighted Average Periodic Rate Cap:                  1.000%           1.000%            1.000%
Weighted Average Months To Roll:                     23.42 months      1.00 months      35.00 months

Weighted Average Original Term:                        346 months       120 months        360 months
Weighted Average Remaining Term:                       344 months       119 months        359 months
Weighted Average Credit Score:                         664              521               806
Weighted Average Combined Original LTV:              80.83%           60.11%           100.00%

First Pay Date:   Jan 01, 2000   Sep 14, 2003
Maturity Date:    Aug 01, 2013   Aug 14, 2033

Top State Concentrations ($): 24.54% California, 12.61% Florida, 5.06% Ohio

For internal use only. All Amounts subject to change.             Page: 24 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 39,932.00 -  50,000.00                                   42        1,938,097.01                0.67
 50,000.01 - 100,000.00                                  434       33,905,795.92               11.79
100,000.01 - 150,000.00                                  588       72,322,981.16               25.15
150,000.01 - 200,000.00                                  330       57,799,576.49               20.10
200,000.01 - 250,000.00                                  225       50,182,764.32               17.45
250,000.01 - 300,000.00                                  115       31,364,415.89               10.91
300,000.01 - 350,000.00                                   61       19,670,420.18                6.84
350,000.01 - 400,000.00                                   24        8,931,082.58                3.11
400,000.01 - 450,000.00                                   14        5,939,553.95                2.07
450,000.01 - 500,000.00                                    8        3,875,406.48                1.35
500,000.01 - 550,000.00                                    2        1,025,616.42                0.36
550,000.01 - 564,380.42                                    1          564,380.42                0.20
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
521 - 540                                                 34        4,857,790.34                1.69
541 - 560                                                 56        7,259,829.16                2.52
561 - 580                                                 95       13,008,052.84                4.52
581 - 600                                                142       19,363,718.56                6.73
601 - 620                                                162       22,900,058.67                7.96
621 - 640                                                199       30,318,483.59               10.54
641 - 660                                                215       35,616,167.86               12.39
661 - 680                                                280       45,281,714.47               15.75
681 - 700                                                191       32,486,830.69               11.30
701 - 720                                                139       21,890,274.18                7.61
721 - 740                                                133       22,027,479.11                7.66
741 - 760                                                 93       15,023,010.15                5.23
761 - 780                                                 68       11,257,376.96                3.92
781 - 800                                                 31        5,403,058.11                1.88
801 - 806                                                  6          826,246.13                0.29
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
119 - 120                                                  1          118,159.64                0.04
151 - 180                                                157       20,678,360.45                7.19
211 - 240                                                 23        3,027,550.69                1.05
301 - 359                                              1,663      263,696,020.04               91.71
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 25 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                1,415      213,722,648.87               74.33
PUD                                                      199       35,810,187.20               12.45
Multi-Unit                                               119       21,012,456.48                7.31
Condo                                                    111       16,974,798.27                5.90
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                1,709      270,475,277.55               94.07
Investment (Non-Owner Occupied)                          101       12,070,382.52                4.20
Secondary                                                 27        3,539,104.73                1.23
Investment (Owner Occupied)                                7        1,435,326.02                0.50
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     1,015      159,079,294.19               55.33
Purchase                                                 562       86,140,081.34               29.96
Rate/Term Refinance                                      267       42,300,715.29               14.71
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
60.11  -  65.00                                          106       15,668,749.40                5.45
65.01  -  70.00                                          180       27,858,159.27                9.69
70.01  -  75.00                                          214       34,278,742.47               11.92
75.01  -  80.00                                          604       92,303,629.46               32.10
80.01  -  85.00                                          184       30,937,733.52               10.76
85.01  -  90.00                                          365       57,834,661.88               20.11
90.01  -  95.00                                          170       26,597,177.51                9.25
95.01  - 100.00                                           21        2,041,237.31                0.71
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 26 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   41        5,051,128.06                1.76
Arkansas                                                  17        1,684,245.97                0.59
California                                               324       70,565,960.11               24.54
Colorado                                                  33        6,172,744.40                2.15
Connecticut                                               40        6,537,506.53                2.27
Delaware                                                   3          433,347.39                0.15
District of Columbia                                       9        1,247,031.22                0.43
Florida                                                  272       36,265,528.76               12.61
Georgia                                                   29        3,457,366.66                1.20
Idaho                                                     12        1,407,128.84                0.49
Illinois                                                  41        7,253,591.78                2.52
Indiana                                                   20        2,256,025.24                0.78
Iowa                                                       2          355,810.49                0.12
Kansas                                                    12        1,291,360.97                0.45
Kentucky                                                  39        4,387,016.02                1.53
Louisiana                                                 47        5,785,364.54                2.01
Maine                                                      8        1,353,464.72                0.47
Maryland                                                  36        7,199,746.22                2.50
Massachusetts                                             32        5,944,928.83                2.07
Michigan                                                  62        7,630,332.03                2.65
Minnesota                                                 16        2,564,457.38                0.89
Mississippi                                               25        2,270,960.30                0.79
Missouri                                                  46        4,611,327.75                1.60
Montana                                                    4          618,465.97                0.22
Nebraska                                                   1          126,268.03                0.04
Nevada                                                    42        7,219,694.31                2.51
New Hampshire                                              3          539,242.41                0.19
New Jersey                                                29        5,427,127.75                1.89
New Mexico                                                 2          453,989.23                0.16
New York                                                  48        9,955,398.36                3.46
North Carolina                                            36        5,135,813.25                1.79
Ohio                                                     110       14,557,411.49                5.06
Oklahoma                                                  18        1,948,548.95                0.68
Oregon                                                    24        3,456,142.33                1.20
Pennsylvania                                              60        7,979,990.14                2.78
South Carolina                                            30        3,719,002.54                1.29
Tennessee                                                 23        2,992,220.05                1.04
Texas                                                    101       13,827,360.25                4.81
Utah                                                       5          821,994.87                0.29
Virginia                                                  61       10,660,909.18                3.71
Washington                                                50        8,507,094.11                2.96
West Virginia                                             14        1,267,805.57                0.44
Wisconsin                                                 14        2,176,007.30                0.76
Wyoming                                                    3          403,230.52                0.14
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 27 of 31

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                       941      135,830,962.93               47.24
Stated Income                                            458       77,778,511.47               27.05
No Documentation                                         331       53,773,728.95               18.70
No Income/No Asset Verification                           84       15,483,133.71                5.39
Limited Documentation                                     30        4,653,753.76                1.62
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
AA                                                         3          269,883.82                0.09
A+                                                       645       98,630,872.59               34.30
A                                                        140       19,739,332.74                6.87
A-                                                       100       14,377,388.76                5.00
Alt A                                                    733      121,179,234.57               42.15
B                                                         73        9,096,132.47                3.16
FICO Enhanced                                             55        7,377,530.16                2.57
FICO Only                                                 95       16,849,715.71                5.86
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                   1,078      167,328,895.73               58.20
Fixed Rate Loan                                          766      120,191,195.09               41.80
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                                996      154,285,132.61               92.20
3/27 Loan Six-Month LIBOR                                 80       12,725,839.58                7.61
Six-Month LIBOR                                            2          317,923.54                0.19
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                  585       96,367,124.31               80.18
15 Year Fixed-Rate Loan                                  100       12,568,613.06               10.46
15 Year Balloon                                           57        8,109,747.39                6.75
20 Year Fixed-Rate Loan                                   23        3,027,550.69                2.52
10 Year Fixed-Rate Loan                                    1          118,159.64                0.10
----------------------------------------------------------------------------------------------------
Total                                                    766      120,191,195.09              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 28 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                             1,844      287,520,090.82              100.00
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      457       77,515,810.99               26.96
12                                                         6        1,224,921.16                0.43
24                                                       585       90,050,558.23               31.32
36                                                       359       55,798,916.36               19.41
60                                                       437       62,929,884.08               21.89
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans     the Cutoff Date    the Cutoff Date
----------------------------------------------------------------------------------------------------
4.250 - 4.500                                              6        1,100,280.40                0.38
4.501 - 5.000                                             48        8,848,832.45                3.08
5.001 - 5.500                                            131       25,492,951.25                8.87
5.501 - 6.000                                            313       54,879,735.69               19.09
6.001 - 6.500                                            323       51,189,119.63               17.80
6.501 - 7.000                                            366       56,495,716.33               19.65
7.001 - 7.500                                            237       35,208,492.05               12.25
7.501 - 8.000                                            196       26,539,796.14                9.23
8.001 - 8.500                                            115       14,621,037.43                5.09
8.501 - 9.000                                             71        8,564,221.72                2.98
9.001 - 9.500                                             30        3,782,363.97                1.32
9.501 - 9.990                                              8          797,543.76                0.28
----------------------------------------------------------------------------------------------------
Total                                                  1,844      287,520,090.82              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans     the Cutoff Date    the Cutoff Date
----------------------------------------------------------------------------------------------------
0.225 - 0.500                                              1          126,053.59                0.08
3.501 - 4.000                                             13        2,514,560.08                1.50
4.001 - 4.500                                            118       18,568,592.04               11.10
4.501 - 5.000                                            183       30,441,898.54               18.19
5.001 - 5.500                                            234       38,061,373.87               22.75
5.501 - 6.000                                            217       33,543,286.83               20.05
6.001 - 6.500                                            179       26,652,914.85               15.93
6.501 - 7.000                                            101       13,677,342.14                8.17
7.001 - 7.500                                             25        2,867,675.83                1.71
7.501 - 8.000                                              6          771,742.45                0.46
8.001 - 8.125                                              1          103,455.51                0.06
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 29 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Maximum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11.250 - 11.500                                            4          816,683.04                0.49
11.501 - 12.000                                           22        3,643,253.82                2.18
12.001 - 12.500                                           58       10,931,807.15                6.53
12.501 - 13.000                                          162       28,124,131.38               16.81
13.001 - 13.500                                          172       28,200,966.84               16.85
13.501 - 14.000                                          220       33,854,007.00               20.23
14.001 - 14.500                                          145       22,524,103.39               13.46
14.501 - 15.000                                          134       18,866,867.41               11.28
15.001 - 15.500                                           84       10,602,339.32                6.34
15.501 - 16.000                                           49        6,485,466.58                3.88
16.001 - 16.500                                           19        2,385,391.18                1.43
16.501 - 17.000                                            6          584,618.30                0.35
17.001 - 17.500                                            2          207,813.76                0.12
17.501 - 17.875                                            1          101,446.56                0.06
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Minimum Loan Rate (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.250 -  4.500                                            4          816,683.04                0.49
 4.501 -  5.000                                           22        3,643,253.82                2.18
 5.001 -  5.500                                           58       10,931,807.15                6.53
 5.501 -  6.000                                          161       28,003,530.38               16.74
 6.001 -  6.500                                          170       27,794,472.87               16.61
 6.501 -  7.000                                          221       33,974,608.00               20.30
 7.001 -  7.500                                          147       22,930,597.36               13.70
 7.501 -  8.000                                          134       18,866,867.41               11.28
 8.001 -  8.500                                           84       10,602,339.32                6.34
 8.501 -  9.000                                           49        6,485,466.58                3.88
 9.001 -  9.500                                           19        2,385,391.18                1.43
 9.501 - 10.000                                            6          584,618.30                0.35
10.001 - 10.500                                            2          207,813.76                0.12
10.501 - 10.875                                            1          101,446.56                0.06
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 30 of 31

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
10/01/03                                                   1           82,269.08                0.05
11/01/03                                                   2          198,650.60                0.12
12/01/03                                                   2          172,679.78                0.10
02/01/04                                                   2          317,923.54                0.19
03/01/04                                                   1           99,885.79                0.06
05/01/05                                                   2          195,660.81                0.12
06/01/05                                                  48        7,763,087.17                4.64
07/01/05                                                 297       46,620,942.24               27.86
07/15/05                                                   1          375,986.61                0.22
08/01/05                                                 641       98,567,170.53               58.91
08/14/05                                                   1          208,800.00                0.12
06/01/06                                                   1          104,340.78                0.06
07/01/06                                                  20        3,008,300.99                1.80
08/01/06                                                  59        9,613,197.81                5.75
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                      2          317,923.54                0.19
3.000                                                  1,076      167,010,972.19               99.81
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                  1,078      167,328,895.73              100.00
----------------------------------------------------------------------------------------------------
Total                                                  1,078      167,328,895.73              100.00
====================================================================================================

For internal use only. All Amounts subject to change.             Page: 31 of 31

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

                              NOVASTAR 2003-3, ALL

-----------------------------------------------------------------------------------------
                                       % of                    WA    Combined   Effective
Bucket      Count       Balance       Balance   Avg Balance   FICO     LTV         LTV
-----------------------------------------------------------------------------------------
FICO NA         1   $     86,713.39      0.01%  $ 86,713.39      0      60.00       60.00
501 - 525      46   $  6,437,191.07      1.03%  $139,938.94    522      75.59       74.37
526 - 550     253   $ 36,123,447.51      5.80%  $142,780.42    540      78.07       73.97
551 - 575     365   $ 51,550,812.00      8.28%  $141,235.10    563      78.38       72.37
576 - 600     422   $ 57,943,039.93      9.31%  $137,305.78    588      78.99       68.53
601 - 625     450   $ 64,451,481.99     10.35%  $143,225.52    614      81.89       68.80
626 - 650     641   $ 93,854,636.76     15.08%  $146,419.09    639      81.79       70.59
651 - 675     757   $104,176,418.94     16.74%  $137,617.46    663      81.72       69.13
676 - 700     601   $ 85,046,865.38     13.66%  $141,508.93    687      82.63       68.12
701 - 725     399   $ 52,306,675.23      8.40%  $131,094.42    711      81.72       68.58
726 - 750     278   $ 35,796,958.65      5.75%  $128,766.04    735      81.67       64.13
751 - 775     162   $ 24,071,175.47      3.87%  $148,587.50    762      76.79       59.10
776 - 800      72   $  9,313,664.44      1.50%  $129,356.45    785      76.77       59.48
801 - 825      10   $  1,200,261.20      0.19%  $120,026.12    803      67.34       55.12
876 - 900       1   $    114,111.00      0.02%  $114,111.00    894      89.84       89.84
-----------------------------------------------------------------------------------------
ALL         4,458   $622,473,452.96    100.00%  $139,630.65    648      80.77       68.83
-----------------------------------------------------------------------------------------

                           NOVASTAR 2003-3, GROUP III

----------------------------------------------------------------------------------------
                                      % of                    WA    Combined   Effective
Bucket      Count       Balance      Balance   Avg Balance   FICO     LTV         LTV
----------------------------------------------------------------------------------------
501 - 525       1   $    78,356.04      0.25%  $ 78,356.04    524      80.00       80.00
526 - 550       1   $   489,627.15      1.57%  $489,627.15    531      75.39       75.39
551 - 575       5   $ 1,403,151.64      4.51%  $280,630.33    568      85.04       76.18
576 - 600       1   $   449,184.18      1.44%  $449,184.18    577      70.87       70.87
601 - 625      14   $   485,326.89      1.56%  $ 34,666.21    619      99.08       99.08
626 - 650      73   $ 3,259,280.79     10.47%  $ 44,647.68    638      93.09       92.61
651 - 675     136   $ 5,627,569.45     18.08%  $ 41,379.19    667      96.34       96.34
676 - 700     151   $ 7,777,943.95     24.99%  $ 51,509.56    687      96.20       93.47
701 - 725     118   $ 5,259,708.66     16.90%  $ 44,573.80    712      95.30       91.52
726 - 750      75   $ 3,813,861.25     12.25%  $ 50,851.48    735      92.01       86.39
751 - 775      26   $ 1,251,132.67      4.02%  $ 48,120.49    762      94.29       87.68
776 - 800      17   $ 1,229,461.66      3.95%  $ 72,321.27    784      89.52       73.75
----------------------------------------------------------------------------------------
ALL           618   $31,124,604.33    100.00%  $ 50,363.44    684      93.70       90.35
----------------------------------------------------------------------------------------

!  Z_NFHE0303_MKT.CDI #CMOVER_3.0B ASSET_BACKED_HOMEEQUITY ! MAX_CF_VECTSIZE 555
!
!! Created by Intex Deal Maker v3.5.229, subroutines 3.0f2
!!    08/26/2003 2:37 PM
!
!  Modeled in the Intex CMO Modeling Language, (GPWWS199)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1 2 3
 GROUP 1 = "1F" "1A"
 GROUP 2 = "2F" "2A"
 GROUP 3 = "3F" "3A"
!
  DEFINE PREPAY PPC GROUP "1F" RISE_PERS 10 START_CPR 2 END_CPR 20
  DEFINE PREPAY PPC GROUP "1A" RISE_PERS 1 START_CPR 28 END_CPR 28
  DEFINE PREPAY PPC GROUP "2F" RISE_PERS 10 START_CPR 2 END_CPR 20
  DEFINE PREPAY PPC GROUP "2A" RISE_PERS 1 START_CPR 28 END_CPR 28
  DEFINE PREPAY PPC GROUP "3F" RISE_PERS 10 START_CPR 2 END_CPR 20
  DEFINE PREPAY PPC GROUP "3A" RISE_PERS 1 START_CPR 28 END_CPR 28
!
  DEFINE CONSTANT #OrigCollBal = 1499999999.96
  DEFINE CONSTANT #OrigCollBal1 = 1246180829.20
  DEFINE CONSTANT #OrigCollBal2 = 178816925.63
  DEFINE CONSTANT #OrigCollBal3 = 75002245.13
!
  DEFINE CONSTANT #OrigBondBal = 1477499000.00
  DEFINE CONSTANT #OrigBondBal1 = 1246180829.20
  DEFINE CONSTANT #OrigBondBal2 = 178816925.63
  DEFINE CONSTANT #OrigBondBal3 = 75002245.13
!
  DEFINE CONSTANT #SpecSenEnhPct = 25.5000000006%
  DEFINE CONSTANT #SNRTargPct = 74.499999999400%
  DEFINE CONSTANT #MM1TargPct = 83.499999999640%
  DEFINE CONSTANT #MM2TargPct = 90.999999999840%
  DEFINE CONSTANT #MM3TargPct = 92.999999999893%
  DEFINE CONSTANT #BM1TargPct = 94.999999999947%
  DEFINE CONSTANT #BM2TargPct = 97.000000000000%
  DEFINE #BondBal = 1477499000.00
!
       FULL_DEALNAME:   Z_NFHE0303_MKT
!
       DEAL SIZE:       $1477499000.00
       PRICING SPEED:   GROUP "1F" PPC 100%
       PRICING SPEED:   GROUP "1A" PPC 100%
       PRICING SPEED:   GROUP "2F" PPC 100%
       PRICING SPEED:   GROUP "2A" PPC 100%
       PRICING SPEED:   GROUP "3F" PPC 100%
       PRICING SPEED:   GROUP "3A" PPC 100%
!      ISSUE DATE:      20030901
       SETTLEMENT DATE: 20030916
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  TRUSTEE_FEE 0.001
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE       20030901 _
       DEAL_FIRSTPAY_DATE   20031025
!
                                     Page 1

!
 DEFINE TABLE "SwapNotional" (35, 2) = "CURMONTH" "Balance"
    1.1    400,000,000
    2.1    400,000,000
    3.1    400,000,000
    4.1    400,000,000
    5.1    400,000,000
    6.1    400,000,000
    7.1    400,000,000
    8.1    400,000,000
    9.1    400,000,000
    10.1   400,000,000
    11.1   400,000,000
    12.1   400,000,000
    13.1   400,000,000
    14.1   400,000,000
    15.1   400,000,000
    16.1   400,000,000
    17.1   400,000,000
    18.1   400,000,000
    19.1   400,000,000
    20.1   400,000,000
    21.1   400,000,000
    22.1   400,000,000
    23.1   150,000,000
    24.1   150,000,000
    25.1   150,000,000
    26.1   150,000,000
    27.1   150,000,000
    28.1   150,000,000
    29.1   150,000,000
    30.1   150,000,000
    31.1   150,000,000
    32.1   150,000,000
    33.1   150,000,000
    34.1   150,000,000
    35.1   0
!
 DEFINE TABLE "SwapRateSch" (35, 2) = "CURMONTH" "Rate"
    1.1    1.9325
    2.1    1.9325
    3.1    1.9325
    4.1    1.9325
    5.1    1.9325
    6.1    1.9325
    7.1    1.9325
    8.1    1.9325
    9.1    1.9325
    10.1   1.9325
    11.1   1.9325
    12.1   1.9325
    13.1   1.9325
    14.1   1.9325
    15.1   1.9325
    16.1   1.9325
    17.1   1.9325
    18.1   1.9325
    19.1   1.9325
    20.1   1.9325
    21.1   1.9325
    22.1   1.9325
    23.1   2.3075
    24.1   2.3075

    25.1   2.3075
    26.1   2.3075
    27.1   2.3075
    28.1   2.3075
    29.1   2.3075
    30.1   2.3075
    31.1   2.3075
    32.1   2.3075
    33.1   2.3075
    34.1   2.3075
    35.1   0
!
  DEFINE DYNAMIC #SwapBal = LOOKUP_TBL("STEP", Curmonth, "SwapNotional", "CURMONTH", "Balance")
!
  DEFINE DYNAMIC #SwapBalEnd = LOOKUP_TBL("STEP", Curmonth + 1, "SwapNotional", "CURMONTH", "Balance")
!
  DEFINE DYNAMIC #SwapRate = LOOKUP_TBL("STEP", Curmonth, "SwapRateSch", "CURMONTH", "Rate")
!
!
 DEFINE TABLE "CapNotional" (36, 2) = "CURMONTH" "Balance"
    1.1    350,000,000.00
    2.1    350,000,000.00
    3.1    350,000,000.00
    4.1    350,000,000.00
    5.1    350,000,000.00
    6.1    350,000,000.00
    7.1    350,000,000.00
    8.1    350,000,000.00
    9.1    350,000,000.00
    10.1   350,000,000.00
    11.1   350,000,000.00
    12.1   350,000,000.00
    13.1   350,000,000.00
    14.1   350,000,000.00
    15.1   350,000,000.00
    16.1   350,000,000.00
    17.1   350,000,000.00
    18.1   350,000,000.00
    19.1   350,000,000.00
    20.1   350,000,000.00
    21.1   350,000,000.00
    22.1   350,000,000.00
    23.1   200,000,000.00
    24.1   200,000,000.00
    25.1   200,000,000.00
    26.1   200,000,000.00
    27.1   200,000,000.00
    28.1   200,000,000.00
    29.1   200,000,000.00
    30.1   200,000,000.00
    31.1   200,000,000.00
    32.1   200,000,000.00
    33.1   200,000,000.00
    34.1   200,000,000.00
    35.1   100,000,000.00
    36.1   0.00
!
 DEFINE TABLE "CapRateSch" (36, 2) = "CURMONTH" "Rate"
    1.1    1.68571
    2.1    1.68571

    3.1    1.68571
    4.1    1.68571
    5.1    1.68571
    6.1    1.68571
    7.1    1.68571
    8.1    1.68571
    9.1    1.68571
    10.1   1.68571
    11.1   1.68571
    12.1   1.68571
    13.1   1.68571
    14.1   1.68571
    15.1   1.68571
    16.1   1.68571
    17.1   1.68571
    18.1   1.68571
    19.1   1.68571
    20.1   1.68571
    21.1   1.68571
    22.1   1.68571
    23.1   1.90000
    24.1   1.90000
    25.1   1.90000
    26.1   1.90000
    27.1   1.90000
    28.1   1.90000
    29.1   1.90000
    30.1   1.90000
    31.1   1.90000
    32.1   1.90000
    33.1   1.90000
    34.1   1.90000
    35.1   2.00000
    36.1   0.00000
!
  DEFINE DYNAMIC #CapBal = LOOKUP_TBL("STEP", Curmonth, "CapNotional", "CURMONTH", "Balance")
!
  DEFINE DYNAMIC #CapBalEnd = LOOKUP_TBL("STEP", Curmonth + 1, "CapNotional", "CURMONTH", "Balance")
!
  DEFINE DYNAMIC #CapRate = LOOKUP_TBL("STEP", Curmonth, "CapRateSch", "CURMONTH", "Rate")
!
!
  DEFINE #FloorCollat       = 0.50% * #OrigCollBal
  DEFINE #TrigDelinqFrac    = 0
  DEFINE #CumLossShft       = 0
  DEFINE #TrigCumLossFrac   = 0
  DEFINE #SDTrigDelinqFrac  = 0
  DEFINE #SDCumLossShft     = 0
  DEFINE #SDTrigCumLossFrac = 0
  DEFINE #SpecOCTarg        = 1.5% * #OrigCollBal
ifndef #cmover_3.0d _
  DEFINE #OC                = 22500999.96
!
ifdef #cmover_3.0d _
  DEFINE STANDARDIZE OC_ACTUAL_VAL               #OC           = 22500999.96
!
  DEFINE STANDARDIZE OCT_INITVAL        CONSTANT #InitOCTarg   = 1.5% *
#OrigCollBal
  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH CONSTANT #StepDownDate = 37
  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC CONSTANT #StepOCFrac    = 0.03

  DEFINE STANDARDIZE EXCESS_INTEREST             #XSSpread     = 0
  DEFINE STANDARDIZE OCT_FLOOR          CONSTANT #FloorOCTarg  = #FloorCollat
  DEFINE STANDARDIZE OCT_VAL            DYNAMIC  #Octval       = #SpecOCTarg
!
  DEFINE DYNAMIC STICKY #NetRate = (COLL_I_MISC("COUPON")) / COLL_PREV_BAL *
  1200
  DEFINE DYNAMIC STICKY #NetRate1 = (COLL_I_MISC("COUPON", 1)) / COLL_PREV_BAL
  (1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = (COLL_I_MISC("COUPON", 2)) / COLL_PREV_BAL
  (2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = (COLL_I_MISC("COUPON", 3)) / COLL_PREV_BAL
  (3) * 1200
!
  DEFINE DYNAMIC #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE, MONTHS_ADD(CURDATE,-1))
!
!
  DEFINE TABLE "OC_SDCUMLOSS0" (24, 2) = "MONTH" "OC_SDCUMLOSS_FRAC0"
     37.1   0.046
     38.1   0.0464
     39.1   0.0468
     40.1   0.0472
     41.1   0.0476
     42.1   0.048
     43.1   0.0483
     44.1   0.0487
     45.1   0.0491
     46.1   0.0495
     47.1   0.0499
     48.1   0.0503
     49.1   0.0507
     50.1   0.0511
     51.1   0.0515
     52.1   0.0519
     53.1   0.0523
     54.1   0.0527
     55.1   0.053
     56.1   0.0534
     57.1   0.0538
     58.1   0.0542
     59.1   0.0546
     360.1  0.055
!
  DEFINE TABLE "OC_CUMLOSS0" (24, 2) = "MONTH" "OC_CUMLOSS_FRAC0"
     37.1   0.046
     38.1   0.0464
     39.1   0.0468
     40.1   0.0472
     41.1   0.0476
     42.1   0.048
     43.1   0.0483
     44.1   0.0487
     45.1   0.0491
     46.1   0.0495
     47.1   0.0499
     48.1   0.0503
     49.1   0.0507
     50.1   0.0511
     51.1   0.0515
     52.1   0.0519
     53.1   0.0523
     54.1   0.0527
     55.1   0.053
     56.1   0.0534

     57.1   0.0538
     58.1   0.0542
     59.1   0.0546
     360.1   0.055
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
!
!! ************* CUSTOM SCRIPT **********************
DEFINE TRANCHE "SWAP_IN", "SWAP_OUT", "CAP_IN", "A-1", "A-2", "A-3", "R_PP", "M-1", "M-2", "M-3", "M-4", "M-5", "OC"
DEFINE DYNAMIC #DBal         =
BBAL("A-1","A-2","A-3","R_PP","M-1","M-2","M-3","M-4","M-5")
DEFINE DYNAMIC #BegRemainder = MOD((#SwapBal-#DBal), 25000000)
DEFINE DYNAMIC #EndRemainder = MOD((#SwapBalEnd-#DBal), 25000000)
DEFINE DYNAMIC #BeginSwapBal = _
        IF (#SwapBal - #DBal) GT 0.01 _
        THEN #SwapBal - (((#SwapBal-#DBal) - #BegRemainder)/25000000 + (#BegRemainder GT 0.01)) * 25000000 _
    ELSE #SwapBal
!
DEFINE DYNAMIC #EndSwapBal = _
        IF (#SwapBalEnd - #DBal) GT 0.01 _
        THEN #SwapBalEnd - (((#SwapBalEnd-#DBal) - #EndRemainder)/25000000 + (#EndRemainder GT 0.01)) * 25000000 _
    ELSE #SwapBalEnd
!
 DEFINE DYNAMIC #Int1 = COLL_I(1) + COLL_I(2)
 DEFINE DYNAMIC #Int2 = COLL_I(3)
 DEFINE DYNAMIC #SwapFrac1 = (COLL_BAL(1)+COLL_BAL(2)) / COLL_BAL
 DEFINE DYNAMIC #SwapFrac2 = COLL_BAL(3) / COLL_BAL
 DEFINE DYNAMIC #SwapCash = OPTIMAL_INTPMT("SWAP_OUT")
 DEFINE DYNAMIC #Swap1 = #SwapCash * #SwapFrac1
 DEFINE DYNAMIC #Swap2 = #SwapCash * #SwapFrac2
 DEFINE DYNAMIC #Denom1 = COLL_BAL(1) +  COLL_BAL(2)

 DEFINE DYNAMIC #Denom2 = COLL_BAL(3)
 DEFINE DYNAMIC #Dys = NDAYS_ACCRUE_INT("M-3")
 DEFINE DYNAMIC #Cap1 = (#Int1 - #Swap1) / #Denom1 *1200 * 30 / #Dys
 DEFINE DYNAMIC #Cap2 = (#Int2 - #Swap2) / #Denom2 *1200 * 30 / #Dys
 DEFINE DYNAMIC #Cap3 = MIN(#Cap1, #Cap2)
!! ************* END CUSTOM SCRIPT **********************
  INITIAL INDEX    LIBOR_1MO          1.11
  INITIAL INDEX    LIBOR_6MO          1.19
!
!!!DEFINE TRANCHE "SWAP_IN", "SWAP_OUT", "CAP_IN", "A-1", "A-2", "A-3", "M-1", "M-2", "M-3", "M-4", "M-5", "R_PP", "OC"
!
!
!
Tranche "SWAP_IN" PSEUDO HEDGE
   Block $850,000,000 at 1.1075 FLOAT NOTIONAL WITH FORMULA _
                  BEGIN (#BeginSwapBal); _
                  END (#EndSwapBal); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _
          Delay 0 Dated 20030916  Next 20031025
     1 * LIBOR_1MO + 0
     0     999
!
Tranche "SWAP_OUT" PSEUDO HEDGE
   Block $850,000,000 at 2.101382352941180 FLOAT NOTIONAL WITH FORMULA _
                BEGIN (#BeginSwapBal); _

                END (#EndSwapBal); _
        DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
         Delay 24  Dated 20030825  Next 20031025
     (#SwapRate);
     0     999
!! ******************** END CUSTOM SCRIPT -- NOTIONAL BAL **********************
****

!
Tranche "CAP_IN" PSEUDO HEDGE
   Block $ 150,000,000 FLOAT NOTIONAL WITH FORMULA BEGIN (#CapBal); END (#CapBalEnd); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _
          Delay 0  Dated 20030916  Next 20031025
     1 * LIBOR_1MO + (-1.70)
     0     999
!
Tranche "A-1" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 1087293000.00 at 1.465 GROUP 1  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE (#Cap1); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
0.71 ELSE 0.355))
     0     999
!
Tranche "A-2" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 156018000.00 at 1.48 GROUP 2  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE (#Cap1); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
0.74 ELSE 0.37))
     0     999
!
Tranche "A-3" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 65438000.00 at 1.66 GROUP 3  FREQ M FLOAT RESET M _
         COUPONCAP 30360 NONE (#Cap2); _
         DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
         Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
1.1 ELSE 0.55))
     0    999
!
Tranche "M-1" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 67500000.00 at 1.86  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE (#Cap3); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
1.125 ELSE 0.75))
     0     999
!
Tranche "M-2" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 56250000.00 at 2.86  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE (#Cap3); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
2.625 ELSE 1.75))
     0     999
!
Tranche "M-3" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 15000000.00 at 3.36  FREQ M FLOAT RESET M _

          COUPONCAP 30360 NONE (#Cap3); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
3.375 ELSE 2.25))
     0     999
!
Tranche "M-4" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 15000000.00 at 4.36  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE (#Cap3); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 0. ELSE 3.25))
     0     999
!
Tranche "M-5" JUN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 15000000.00 at 5.36  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE (#Cap3); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030916  Next 20031025
     (1 * LIBOR_1MO + (IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
6.375 ELSE 4.25))
     0     999
!
Tranche "R" JUN_RES_NO
   Block 1499999999.96 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
         DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
         FREQ M  Delay 0  Dated 20030925  Next 20031025
!
Tranche "R_PP" JUN_PEN_NO
   Block 1499999999.96 at 0 NOTIONAL WITH GROUP 0 _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M  Delay 0  Dated 20030925  Next 20031025
!
Tranche "OC" JUN_OC_RES
   Block 22500999.96 at 0 _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M  Delay 24  Dated 20030901  Next 20031025
!
!
  Tranche "#OC"           SYMVAR
  Tranche "#SpecOCTarg"   SYMVAR
!
Tranche "DEAL_PLUGIN" PSEUDO
   Block USE PCT 100.0 100.0 OF "A-1#1"
   Block USE PCT 100.0 100.0 OF "A-2#1"
   Block USE PCT 100.0 100.0 OF "A-3#1"
   Block USE PCT 100.0 100.0 OF "M-1#1"
   Block USE PCT 100.0 100.0 OF "M-2#1"
   Block USE PCT 100.0 100.0 OF "M-3#1"
   Block USE PCT 100.0 100.0 OF "M-4#1"
   Block USE PCT 100.0 100.0 OF "M-5#1"
   Block USE PCT   0.0 100.0 OF "R#1"
   Block USE PCT   0.0 100.0 OF "R_PP#1"
   Block USE PCT 100.0 100.0 OF "OC#1"
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20030901 Next 20031025 Settle 20030916
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20030901 Next 20031025 Settle 20030916
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20030901 Next 20031025 Settle 20030916
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20030901 Next 20031025 Settle 20030916
!
  HEDGE "Swap" _
                    TYPE  SWAP _
                    LEG  "OUT_LEG"  DEAL_PAYS      OPTIMAL_INTPMT  "SWAP_OUT" _
_
                    LEG  "IN_LEG"   DEAL_RECEIVES  OPTIMAL_INTPMT  "SWAP_IN"
!
  HEDGE "Cap" _
                    TYPE  CAP _
                    LEG  "FLT"  DEAL_RECEIVES  OPTIMAL_INTPMT  "CAP_IN"
!

  CLASS "SNR_1"     NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "A-1"
  CLASS "SNR_2"     NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "A-2"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "A-3"
  CLASS "M-1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-1"
  CLASS "M-2"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-2"
  CLASS "M-3"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-3"
  CLASS "B-1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-4"
  CLASS "B-2"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-5"
  CLASS "RESID"     = "R#1" "R_PP#1" "OC#1"
  CLASS "SNR" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "SNR_1" "SNR_2" "SNR_3"
!
!
  CLASS "ROOT" _
                 WRITEDOWN_BAL RULES _
                 DISTRIB_CLASS RULES _
                 SHORTFALL_EARN_INT INTEREST TRUE _
                   = "SNR" "M-1" "M-2" "M-3" "B-1" "B-2" "RESID"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR" Delay 0 Dated 20030916 Next 20031025 DAYCOUNT ACTUAL360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0

!
TRIGGER "StepUp-DlqRatio" _
        FULL_NAME   "Step Up Delinquency Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        (#TrigDelinqFrac); _
        ORIG_TARGETVAL  17% _
        TARGETVAL       (17%); _
        TRIGVAL          LODIFF
!
TRIGGER "StepUp-CumLoss" _
        FULL_NAME   "Step Up Cumulative Loss Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        (#TrigCumLossFrac); _
        ORIG_TARGETVAL  4.60000% _
        TARGETVAL       (#CumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPUP_TRIGGER" _
        FULL_NAME   "Step Up Trigger" _
        DEFINITION "A Step Up Trigger exists, if_
;(1) the quotient of (A) the aggregate principal balance of all_
 mortgage loans 90 or more days delinquent and (B) the principal_
 balance of the loans, exceeds 17%._
 or;(2) a percentage calculated as the quotient of the amount of cumulative_ realized losses divided by the original collateral balance exceeds the target defined by a schedule;_
           Month <=   %;_
                 37    4.60000%; _
                 38    4.64000%; _
                 39    4.68000%; _
                 40    4.72000%; _
                 41    4.76000%; _
                 42    4.80000%; _
                 43    4.83000%; _
                 44    4.87000%; _
                 45    4.91000%; _
                 46    4.95000%; _
                 47    4.99000%; _
                 48    5.03000%; _
                 49    5.07000%; _
                 50    5.11000%; _
                 51    5.15000%; _
                 52    5.19000%; _
                 53    5.23000%; _
                 54    5.27000%; _
                 55    5.30000%; _
                 56    5.34000%; _
                 57    5.38000%; _
                 58    5.42000%; _
                 59    5.46000%; _
                 360   5.50000%; _
"_
        IMPACT "If a Step Up Trigger is in effect the OC target will change to_ the last value before the trigger occurred if a stepdown has not occurred,_ or 100% of the balance when the trigger first occurred if a stepdown has occurred."
_
        TRIGVAL FORMULA (min(TRIGGER("StepUp-DlqRatio","TRIGVAL"),
TRIGGER("StepUp-CumLoss","TRIGVAL")));
!
TRIGGER "StepDown-DlqRatio" _
        FULL_NAME  "Step Down Delinquency Trigger" _
        ORIG_TESTVAL  0.000% _
        TESTVAL  (#SDTrigDelinqFrac); _

        ORIG_TARGETVAL  17% _
        TARGETVAL       (17%); _
        TRIGVAL          LODIFF
!
TRIGGER "StepDown-CumLoss" _
        FULL_NAME   "Step Down Cumulative Loss Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        (#SDTrigCumLossFrac); _
        ORIG_TARGETVAL  4.60000% _
        TARGETVAL       (#SDCumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPDOWN_TRIGGER" _
        FULL_NAME   "Step Down Trigger" _
        DEFINITION "A Step Down Trigger exists, if_
;(1) the quotient of (A) the aggregate principal balance of all_
 mortgage loans 90 or more days delinquent and (B) the principal_
 balance of the loans, exceeds 17%._
 or;(2) a percentage calculated as the quotient of the amount of cumulative_ realized losses divided by the collateral balance exceeds the target defined by a schedule;_
           Month <=    %;_
                37    4.60000%; _
                38    4.64000%; _
                39    4.68000%; _
                40    4.72000%; _
                41    4.76000%; _
                42    4.80000%; _
                43    4.83000%; _
                44    4.87000%; _
                45    4.91000%; _
                46    4.95000%; _
                47    4.99000%; _
                48    5.03000%; _
                49    5.07000%; _
                50    5.11000%; _
                51    5.15000%; _
                52    5.19000%; _
                53    5.23000%; _
                54    5.27000%; _
                55    5.30000%; _
                56    5.34000%; _
                57    5.38000%; _
                58    5.42000%; _
                59    5.46000%; _
                360   5.50000%; _
"_
        IMPACT     "If a Step Down Trigger is in effect the OC target CANNOT
stepdown to_
 3.0% of the current balance of the collateral."  _
        TRIGVAL FORMULA (min(TRIGGER("StepDown-DlqRatio","TRIGVAL"),
TRIGGER("StepDown-CumLoss","TRIGVAL")));
!
  OPTIONAL REDEMPTION:    "CLEANUP" _
                          COLL_FRAC 10% _
                          PRICE_P (COLL_BAL);
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
 DEFINE MACRO BLOCK #SNR_Int =

{
------------------------------------
        from :  CLASS ("SNR")
         pay :  CLASS INTEREST PRO_RATA  ("SNR_1"; "SNR_2"; "SNR_3")
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_InS =
{
------------------------------------
        from :  CLASS ("SNR")
         pay :  CLASS INTSHORT PRO_RATA  ("SNR_1"; "SNR_2"; "SNR_3")
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_Prn[1] =
{
------------------------------------
        when :  IS_TRUE({#1})
   calculate : #SeniorPrinc = #PrincPmt / #DistribAmt * #ClassSNRPDA calculate : #SeniorXtraP = #ClassSNRPDA - #SeniorPrinc
!
   calculate :  #SeniorPDA1  = MAX(0, MIN(#ClassSNR_1PDA, #SenDistribAmt1
)) + _
                               MIN(#ClassSNR_1PDADefic,
#ClassSNR_1PDADefic/#TotalSenPDADefic * #TotalExcessDistrib)
   calculate :  #SeniorPDA2  = MAX(0, MIN(#ClassSNR_2PDA, #SenDistribAmt2
)) + _
                               MIN(#ClassSNR_2PDADefic,
#ClassSNR_2PDADefic/#TotalSenPDADefic * #TotalExcessDistrib)
   calculate :  #SeniorPDA3  = MAX(0, MIN(#ClassSNR_3PDA, #SenDistribAmt3
)) + _
                               MIN(#ClassSNR_3PDADefic,
#ClassSNR_3PDADefic/#TotalSenPDADefic * #TotalExcessDistrib)
------------------------------------
        from :  SUBACCOUNT (#SeniorPDA1, CLASS "SNR")
         pay :  CLASS BALANCE SEQUENTIAL ("SNR_1")
------------------------------------
        from :  SUBACCOUNT (#SeniorPDA2, CLASS "SNR")
         pay :  CLASS BALANCE SEQUENTIAL ("SNR_2")
------------------------------------
        from :  SUBACCOUNT (#SeniorPDA3, CLASS "SNR")
         pay :  CLASS BALANCE SEQUENTIAL ("SNR_3")
------------------------------------
        from :  CLASS ("SNR")
         pay :  CLASS BALANCE PRO_RATA ("SNR_1"; "SNR_2"; "SNR_3")
------------------------------------
!
------------------------------------
        from :  CLASS ("SNR_1")
         pay :  SEQUENTIAL ("A-1#1")
------------------------------------
        from :  CLASS ("SNR_2")
         pay :  SEQUENTIAL ("A-2#1")
------------------------------------
        from :  CLASS ("SNR_3")
         pay :  SEQUENTIAL ("A-3#1")
------------------------------------
}
 DEFINE MACRO BLOCK #MM1_Prn =
{
------------------------------------
        from :  CLASS ("M-1")
         pay :  SEQUENTIAL ("M-1#1")
------------------------------------

}
 DEFINE MACRO BLOCK #MM2_Prn =
{
------------------------------------
        from :  CLASS ("M-2")
         pay :  SEQUENTIAL ("M-2#1")
------------------------------------
}
 DEFINE MACRO BLOCK #MM3_Prn =
{
------------------------------------
        from :  CLASS ("M-3")
         pay :  SEQUENTIAL ("M-3#1")
------------------------------------
}
 DEFINE MACRO BLOCK #BM1_Prn =
{
------------------------------------
        from :  CLASS ("B-1")
         pay :  SEQUENTIAL ("M-4#1")
------------------------------------
}
 DEFINE MACRO BLOCK #BM2_Prn =
{
------------------------------------
        from :  CLASS ("B-2")
         pay :  SEQUENTIAL ("M-5#1")
------------------------------------
}
!
 CMO Block Payment Rules
------------------------------------
   calculate : #HedgePaySave = MAX(0.00, -1 * HEDGE("SWAP","OPTIMAL_PMT"))
------------------------------------
        from :  CASH_ACCOUNT (100)
         pay :  HEDGE ("SWAP")
------------------------------------
   calculate :  #PrincFrac1         = COLL_P(1) / COLL_P
   calculate :  #PrincFrac2         = COLL_P(2) / COLL_P
   calculate :  #PrincFrac3         = COLL_P(3) / COLL_P
!
   calculate :  #XtraPFrac1         = COLL_P(1) / COLL_P
   calculate :  #XtraPFrac2         = COLL_P(2) / COLL_P
   calculate :  #XtraPFrac3         = COLL_P(3) / COLL_P
!
   calculate :  #Princ              = COLL_P
!
   calculate :  #Interest           = COLL_I
!
   calculate :  #PrevSpecOC         = #SpecOCTarg
!
   calculate :  #CurrentOC          = MAX(0, COLL_BAL - (BBAL("A-1#1", "A-2#1",
"A-3#1", "M-1#1", "M-2#1", "M-3#1", "M-4#1", "M-5#1") - #Princ))
!
   calculate :  #XSSpread           = MAX(0, #Interest - OPTIMAL_INTPMT("ROOT")
- INTSHORT_ACCUM("ROOT") + COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #FloorOCTotal       = #FloorOCTarg
!
   calculate :  #StepOCTarg         = COLL_BAL * #StepOCFrac
!
   calculate :  #StepDownDatePass   = CURMONTH GE #StepDownDate
!

   calculate :  #StepDownBal        = COLL_BAL < #OrigCollBal * 50%
!
   calculate :  #SDTrigDelinqFrac   = AVG_COLL("RATE",-1,3,1)
!
   calculate :  #SDTrigDelinq       = TRIGGER("StepDown-DlqRatio")
!
   calculate :  #SDCumLossShft      = LOOKUP_TBL("STEP", CURMONTH,
"OC_SDCUMLOSS0", "MONTH", "OC_SDCUMLOSS_FRAC0")
   calculate :  #SDTrigCumLossFrac  = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #SDTrigCumLoss      = TRIGGER("StepDown-CumLoss")
!
   calculate :  #SDTrigEvent        = TRIGGER("STEPDOWN_TRIGGER")
!
   calculate :  #StepDown           = #StepDown OR (BBAL("SNR") LT 0.01) OR ((
#StepDownDatePass AND #StepDownBal) AND NOT #SDTrigEvent)
!
   calculate :  #TrigDelinqFrac     = AVG_COLL("RATE",-1,3,1)
!
   calculate :  #TrigDelinq         = TRIGGER("StepUp-DlqRatio")
!
   calculate :  #CumLossShft        = LOOKUP_TBL("STEP", CURMONTH,
"OC_CUMLOSS0", "MONTH", "OC_CUMLOSS_FRAC0")
   calculate :  #TrigCumLossFrac    = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #TrigCumLoss        = TRIGGER("StepUp-CumLoss")
!
   calculate :  #TrigEvent          = TRIGGER("STEPUP_TRIGGER")
!
   calculate :  #TrigOCTargPre      = #PrevSpecOC
!
   calculate :  #TrigOCTargPost     = #PrevSpecOC
!
   calculate :  #SpecOCTarg         = IF #StepDown _
                                    THEN IF #TrigEvent _
                                       THEN MAX(MIN(#InitOCTarg, #StepOCTarg)
, #TrigOCTargPost, #FloorOCTotal) _
                                       ELSE MAX(MIN(#InitOCTarg, #StepOCTarg)
, #FloorOCTotal)  _
                                    ELSE IF #TrigEvent _
                                       THEN MAX(#InitOCTarg, #TrigOCTargPre,
#FloorOCTotal) _
                                       ELSE MAX(#InitOCTarg, #FloorOCTotal)
!
   calculate :  #SpecOCTarg         = MIN(#SpecOCTarg, COLL_BAL)
!
   calculate :  #SpecOCTarg         = #Octval
!
   calculate :  #OCDeficiency       = MAX(0, #SpecOCTarg - #CurrentOC)
!
   calculate :  #OCSurplus          = MINMAX(0, #CurrentOC -
#SpecOCTarg, COLL_P)
!
   calculate :  #PrincPmt           = MAX(0, COLL_P - #OCSurplus)
!
!
   calculate :  #XSIntRem           = MAX(0, #Interest - OPTIMAL_INTPMT("ROOT")
- INTSHORT_ACCUM("ROOT") + #OCSurplus + COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #SubDefic           = MAX (0, (BBAL("ROOT") - BBAL("OC#1") -
#Princ) - COLL_BAL)
!
   calculate :  #AddPrinc           = MIN(#XSIntRem, #SubDefic)
   calculate :  #XSIntRem           = MAX(0, #XSIntRem - #AddPrinc)

!
   calculate :  #XtraPDA            = MIN(#OCDeficiency, #XSIntRem)
   calculate :  #XSIntRem           = MAX(0, #XSIntRem - #XtraPDA)
!
   calculate :  #DistribAmt         = #PrincPmt + #AddPrinc + #XtraPDA
!
   calculate :  #SenDistribAmt1     = #PrincPmt * #PrincFrac1 + (#DistribAmt -
#PrincPmt) * #XtraPFrac1
   calculate :  #SenDistribAmt2     = #PrincPmt * #PrincFrac2 + (#DistribAmt -
#PrincPmt) * #XtraPFrac2
   calculate :  #SenDistribAmt3     = #PrincPmt * #PrincFrac3 + (#DistribAmt -
#PrincPmt) * #XtraPFrac3
!
   calculate :  #FloorOCTotal1      = 6230904.15
   calculate :  #FloorOCTotal2      = 894084.63
   calculate :  #FloorOCTotal3      = 375011.23
!
   calculate :  #ClassSNR_1PDA      = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                       THEN #SenDistribAmt1 _
                                       ELSE BBAL("A-1") _
                                       - MIN(COLL_BAL(1) - #FloorOCTotal1,
#SNRTargPct * COLL_BAL(1))
   calculate :  #ClassSNR_1PDA      = MAX(0.0, MIN(BBAL("A-1"), #ClassSNR_1PDA
))
   calculate :  #ClassSNR_2PDA      = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                       THEN #SenDistribAmt2 _
                                       ELSE BBAL("A-2") _
                                       - MIN(COLL_BAL(2) - #FloorOCTotal2,
#SNRTargPct * COLL_BAL(2))
   calculate :  #ClassSNR_2PDA      = MAX(0.0, MIN(BBAL("A-2"), #ClassSNR_2PDA
))
   calculate :  #ClassSNR_3PDA      = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                       THEN #SenDistribAmt3 _
                                       ELSE BBAL("A-3") _
                                       - MIN(COLL_BAL(3) - #FloorOCTotal3,
#SNRTargPct * COLL_BAL(3))
   calculate :  #ClassSNR_3PDA      = MAX(0.0, MIN(BBAL("A-3"), #ClassSNR_3PDA
))
!
   calculate :  #ClassSNR_1PDADefic = MAX(0.0, #ClassSNR_1PDA -
#SenDistribAmt1)
   calculate :  #ClassSNR_2PDADefic = MAX(0.0, #ClassSNR_2PDA -
#SenDistribAmt2)
   calculate :  #ClassSNR_3PDADefic = MAX(0.0, #ClassSNR_3PDA -
#SenDistribAmt3)
   calculate :  #TotalSenPDADefic   = #ClassSNR_1PDADefic + #ClassSNR_2PDADefic
+ #ClassSNR_3PDADefic
!
   calculate :  #ExcessDistrib1     = MAX(0.0, #SenDistribAmt1 -
#ClassSNR_1PDA)
   calculate :  #ExcessDistrib2     = MAX(0.0, #SenDistribAmt2 -
#ClassSNR_2PDA)
   calculate :  #ExcessDistrib3     = MAX(0.0, #SenDistribAmt3 -
#ClassSNR_3PDA)
   calculate : #TotalExcessDistrib = #ExcessDistrib1 + #ExcessDistrib2 + #ExcessDistrib3
!
   calculate :  #ExcessBalance1     = BBAL("SNR_1") - MIN(#SenDistribAmt1,
#ClassSNR_1PDA)
   calculate :  #ExcessBalance2     = BBAL("SNR_2") - MIN(#SenDistribAmt2,
#ClassSNR_2PDA)
   calculate :  #ExcessBalance3     = BBAL("SNR_3") - MIN(#SenDistribAmt3,
#ClassSNR_3PDA)
   calculate :  #ExcessBalance      = #ExcessBalance1 + #ExcessBalance2 +
#ExcessBalance3
!
   calculate :  #ExcessDistrib      = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                       THEN MIN(#ExcessBalance, #ExcessDistrib1
+ #ExcessDistrib2 + #ExcessDistrib3) _
                                       ELSE 0
!
   calculate :  #ClassSNRPDA        = #ClassSNR_1PDA + #ClassSNR_2PDA +

#ClassSNR_3PDA + #ExcessDistrib
   calculate : #ClassSNRPDA = MIN(#ClassSNRPDA, #DistribAmt)
!
   calculate : #ClassMM1PDA = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                 THEN #DistribAmt - #ClassSNRPDA _
                                 ELSE BBAL("A-1", "A-2", "A-3", "M-1") -
#ClassSNRPDA _
                                 - MIN(COLL_BAL - #FloorOCTotal, #MM1TargPct
* COLL_BAL)
   calculate : #ClassMM1PDA = MAX(0.0, MIN(BBAL("M-1"), #ClassMM1PDA))
   calculate : #ClassMM1PDA = MAX(0, MIN(#ClassMM1PDA, #DistribAmt - #ClassSNRPDA))
!
!
   calculate : #ClassMM2PDA = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                 THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA _
                                 ELSE BBAL("A-1", "A-2", "A-3", "M-1", "M-2")
- #ClassSNRPDA - #ClassMM1PDA _
                                 - MIN(COLL_BAL - #FloorOCTotal, #MM2TargPct
* COLL_BAL)
   calculate : #ClassMM2PDA = MAX(0.0, MIN(BBAL("M-2"), #ClassMM2PDA))
   calculate : #ClassMM2PDA = MAX(0, MIN(#ClassMM2PDA, #DistribAmt - #ClassSNRPDA - #ClassMM1PDA))
!
!
   calculate : #ClassMM3PDA = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                 THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA _
                                 ELSE BBAL("A-1", "A-2", "A-3", "M-1", "M-2",
"M-3") - #ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA _
                                    - MIN(COLL_BAL - #FloorOCTotal,  #MM3TargPct
* COLL_BAL)
   calculate : #ClassMM3PDA = MAX(0.0, MIN(BBAL("M-3"), #ClassMM3PDA))
   calculate : #ClassMM3PDA = MAX(0, MIN( #ClassMM3PDA, #DistribAmt - #ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA))
!
!
   calculate : #ClassBM1PDA = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                 THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA _
                                 ELSE BBAL ("A-1", "A-2", "A-3", "M-1", "M-2",
"M-3", "M-4") - #ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA _
                                     - MIN(COLL_BAL - #FloorOCTotal, #BM1TargPct
* COLL_BAL)
   calculate : #ClassBM1PDA = MAX(0.0, MIN(BBAL("M-4"), #ClassBM1PDA))
   calculate : #ClassBM1PDA = MAX(0, MIN(#ClassBM1PDA, #DistribAmt - #ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA))
!
!
   calculate : #ClassBM2PDA = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                 THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassBM1PDA _
                                 ELSE BBAL("A-1", "A-2", "A-3", "M-1", "M-2",
"M-3", "M-4", "M-5") - #ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA
-
#ClassBM1PDA _
                                 - MIN(COLL_BAL - #FloorOCTotal, #BM2TargPct
* COLL_BAL)
   calculate : #ClassBM2PDA = MAX(0.0, MIN(BBAL("M-5"), #ClassBM2PDA)) calculate : #ClassBM2PDA = MAX(0, MIN(#ClassBM2PDA, #DistribAmt -
#ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassBM1PDA))
!
!

  calculate :  "SNR" _
 NO_CHECK  CUSTOM   AMOUNT = #ClassSNRPDA
!
  calculate :  "M-1" _
 NO_CHECK  CUSTOM   AMOUNT = #ClassMM1PDA
!
  calculate :  "M-2" _
 NO_CHECK  CUSTOM   AMOUNT = #ClassMM2PDA
!
  calculate :  "M-3" _
 NO_CHECK  CUSTOM   AMOUNT = #ClassMM3PDA
!
  calculate :  "B-1" _
 NO_CHECK  CUSTOM   AMOUNT = #ClassBM1PDA
!
  calculate :  "B-2" _
 NO_CHECK  CUSTOM   AMOUNT = #ClassBM2PDA
!
  calculate :  "RESID" _
 NO_CHECK  CUSTOM   AMOUNT = MAX(0, #Princ - OPTIMAL_PRINCPMT("SNR", "M-1",
"M-2", "M-3", "B-1", "B-2"))
!
--------------------------------
      pay : CLASS INTEREST  PRO_RATA ("SNR")
--------------------------------
   {#SNR_Int}
--------------------------------
      pay : CLASS INTSHORT  PRO_RATA ("SNR")
--------------------------------
   {#SNR_InS}
--------------------------------
      pay : CLASS INTEREST PRO_RATA ("M-1")
      pay : CLASS INTSHORT PRO_RATA ("M-1")
      pay : CLASS INTEREST PRO_RATA ("M-2")
      pay : CLASS INTSHORT PRO_RATA ("M-2")
      pay : CLASS INTEREST PRO_RATA ("M-3")
      pay : CLASS INTSHORT PRO_RATA ("M-3")
      pay : CLASS INTEREST PRO_RATA ("B-1")
      pay : CLASS INTSHORT PRO_RATA ("B-1")
      pay : CLASS INTEREST PRO_RATA ("B-2")
      pay : CLASS INTSHORT PRO_RATA ("B-2")
      pay : CLASS PRINCIPAL SEQUENTIAL ("SNR")
--------------------------------
   {#SNR_Prn}{1}
--------------------------------
          pay : CLASS PRINCIPAL SEQUENTIAL ("M-1")
--------------------------------
   {#MM1_Prn}
--------------------------------
          pay : CLASS PRINCIPAL SEQUENTIAL ("M-2")
--------------------------------
   {#MM2_Prn}
--------------------------------
          pay : CLASS PRINCIPAL SEQUENTIAL ("M-3")
--------------------------------
   {#MM3_Prn}
--------------------------------
          pay : CLASS PRINCIPAL SEQUENTIAL ("B-1")
--------------------------------
   {#BM1_Prn}
--------------------------------
          pay : CLASS PRINCIPAL SEQUENTIAL ("B-2")
--------------------------------

   {#BM2_Prn}
--------------------------------
         from : CLASS ("ROOT")
          pay : CLASS COUPONCAP_SHORT PRO_RATA ("SNR_1"; "SNR_2"; "SNR_3")
--------------------------------
         from : CLASS ("ROOT")
          pay : CLASS COUPONCAP_SHORT PRO_RATA ("M-1")
--------------------------------
         from : CLASS ("ROOT")
          pay : CLASS COUPONCAP_SHORT PRO_RATA ("M-2")
--------------------------------
         from : CLASS ("ROOT")
          pay : CLASS COUPONCAP_SHORT PRO_RATA ("M-3")
--------------------------------
         from : CLASS ("ROOT")
          pay : CLASS COUPONCAP_SHORT PRO_RATA ("B-1")
--------------------------------
         from : CLASS ("ROOT")
          pay : CLASS COUPONCAP_SHORT PRO_RATA ("B-2")
--------------------------------
         from : HEDGE ("SWAP")
   subject to : CEILING ((HEDGE ("SWAP", "OPTIMAL_PMT") - HEDGE ("SWAP", "ACTUAL_PMT")))
          pay : CLASS COUPONCAP_SHORT PRO_RATA("SNR_1" ; "SNR_2" ; "SNR_3" ; "M-1" ; "M-2" ; "M-3" ; "B-1" ; "B-2")
--------------------------------
         from : HEDGE ("SWAP")
          pay : AS_INTEREST ("R#1")
--------------------------------
         from : HEDGE ("CAP")
          pay : AS_INTEREST ("R#1")
--------------------------------
!
         from : CLASS ("ROOT")
          pay : CLASS PRINCIPAL SEQUENTIAL ("RESID")
          pay : AS_INTEREST ("OC#1")
--------------------------------
          pay : SEQUENTIAL ("OC#1")
--------------------------------
    calculate : #WriteDown = MIN(DELINQ_NET_LOSS, MAX(0.0,
BBAL("A-1#1","A-2#1", "A-3#1","M-1#1","M-2#1","M-3#1","M-4#1","M-5#1","OC#1") -
COLL_BAL))
--------------------------------
         from : SUBACCOUNT (#Writedown)
          pay : WRITEDOWN PRO_RATA ("OC#1")
--------------------------------
         from : SUBACCOUNT (#Writedown)
          pay : WRITEDOWN SEQUENTIAL ("M-5#1")
--------------------------------
         from : SUBACCOUNT (#Writedown)
          pay : WRITEDOWN SEQUENTIAL ("M-4#1")
--------------------------------
         from : SUBACCOUNT (#Writedown)
          pay : WRITEDOWN SEQUENTIAL ("M-3#1")
--------------------------------
         from : SUBACCOUNT (#Writedown)
          pay : WRITEDOWN SEQUENTIAL ("M-2#1")
--------------------------------
         from : SUBACCOUNT (#Writedown)
          pay : WRITEDOWN SEQUENTIAL ("M-1#1")
--------------------------------
    calculate : #BondBal =
BBAL("A-1#1","A-2#1","A-3#1","M-1#1","M-2#1", "M-3#1","M-4#1","M-5#1")
    calculate : #OC = MAX(0, COLL_BAL - #BondBal)
    calculate : #IncrOC = MAX(0, #OC - BBAL("OC#1"))
--------------------------------
          pay :  INCREMENT (BALANCE "OC#1", BY #IncrOC)
--------------------------------
!
 Collateral OVER
!
!  Factor --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030901    9999 9999   FALSE
!
! Pool#  Type  Gross  Current  Original  --Fee--  Maturity  Orig  ARM
   Gross #mos #mos P#mos P#mos Life Reset Life Max Look
! Coupon Factor Balance P/Y BV P/Y BV Term Index Margin ToRst RstPer ToRst RstPer Cap Cap Floor Negam Back
!! BEGINNING OF COLLATERAL
M 1 "FRM Balloon, 0 PPP" WL 00 WAC 7.502460 (5483166.73 / 5483166.73);
5483166.73 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" TEASER

M 2 "FRM Balloon, 2 PPP" WL 00 WAC 7.855000 (3011635.97 / 3011635.97);
3011635.97 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" TEASER

M 3 "FRM Balloon, 3 PPP" WL 00 WAC 7.432760 (6480971.57/6480971.57); 6480971.57
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" TEASER

M 4 "FRM Balloon, 5 PPP" WL 00 WAC 7.442030 (10478145.15/10478145.15);
10478145.15 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" TEASER

M 5 "FRM, 0 PPP" WL 00 WAC 6.914550 (79412085.28/79412085.28); 79412085.28 0.983
0.983 334:1 334:1 335 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" TEASER

M 6 "FRM, 2 PPP" WL 00 WAC 6.771980 (26249485.80/26249485.80); 26249485.80 0.983
0.983 344:1 344:1 345 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" TEASER

M 7 "FRM, 3 PPP" WL 00 WAC 6.719160 (67586034.51/67586034.51); 67586034.51 0.983
0.983 338:1 338:1 339 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" TEASER

M 8 "FRM, 5 PPP" WL 00 WAC 6.523160 (121614012.48/121614012.48); 121614012.48
0.983 0.983 327:0 327:0 327 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000

0 0 GROUP "1F" TEASER

M 9 "FRM Balloon, 2 PPP" WL 00 WAC 8.750000 (217548.92/217548.92 ); 217548.92
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" TEASER

M 10 "FRM Balloon, 3 PPP" WL 00 WAC 8.536200 (444140.40/444140.40 ); 444140.40
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" TEASER

M 11 "FRM Balloon, 5 PPP" WL 00 WAC 9.106610 (665196.65/665196.65 ); 665196.65
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" TEASER

M 12 "FRM, 2 PPP" WL 00 WAC 6.750000 (254029.27/254029.27 ); 254029.27 0.983
0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" TEASER

M 13 "FRM, 3 PPP" WL 00 WAC 7.001170 (1115993.76/1115993.76 ); 1115993.76 0.983
0.983 291:1 291:1 292 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" TEASER

M 14 "FRM, 5 PPP" WL 00 WAC 7.350490 (6612344.14/6612344.14 ); 6612344.14 0.983
0.983 322:1 322:1 323 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" TEASER

M 15 "FRM, 3 PPP" WL 00 WAC 7.608080 (644705.26/644705.26 ); 644705.26 0.983
0.983 326:1 326:1 327 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" TEASER

M 16 "FRM Balloon, 0 PPP" WL 00 WAC 9.990000 (162598.76/162598.76 ); 162598.76
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "2F" TEASER

M 17 "FRM Balloon, 2 PPP" WL 00 WAC 6.750000 (822426.81/822426.81 ); 822426.81
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "2F" TEASER

M 18 "FRM Balloon, 5 PPP" WL 00 WAC 6.991310 (1175323.10/1175323.10 );
1175323.10 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "2F" TEASER

M 19 "FRM, 0 PPP" WL 00 WAC 6.508060 (

15135471.04 / 15135471.04); 15135471.04 0.983 0.983 356:1 356:1
357 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000 0.000000 0.000000 0 0
GROUP "2F" TEASER

M 20 "FRM, 2 PPP" WL 00 WAC 6.216430 (4780571.41 / 4780571.41); 4780571.41
0.983 0.983 331:1 331:1 332 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "2F" TEASER

M 21 "FRM, 3 PPP" WL 00 WAC 6.292740 (11741457.07 / 11741457.07); 11741457.07
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "2F" TEASER

M 22 "FRM, 5 PPP" WL 00 WAC 5.998010 (15753026.82 / 15753026.82); 15753026.82
0.983 0.983 335:1 335:1 336 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "2F" TEASER

M 23 "FRM, 5 PPP" WL 00 WAC 9.875000 (127558.54 / 127558.54); 127558.54 0.983
0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "2F" TEASER

M 24 "FRM Balloon, 0 PPP" WL 00 WAC 11.287390 (16391745.59 / 16391745.59);
16391745.59 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F" TEASER

M 25 "FRM Balloon, 2 PPP" WL 00 WAC 10.937660 (8719758.40 / 8719758.40);
8719758.40 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F" TEASER

M 26 "FRM Balloon, 3 PPP" WL 00 WAC 10.111750 (2407146.05 / 2407146.05);
2407146.05 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F" TEASER

M 27 "FRM Balloon, 5 PPP" WL 00 WAC 9.749370 (1810061.56 / 1810061.56);
1810061.56 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F" TEASER

M 28 "FRM, 0 PPP" WL 00 WAC 10.494220 (10014056.86 / 10014056.86); 10014056.86
0.983 0.983 209:0 209:0 209 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "3F" TEASER

M 29 "FRM, 2 PPP" WL 00 WAC 9.439250 (1997907.43 / 1997907.43); 1997907.43
0.983 0.983 238:1 238:1 239 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000

0 0 GROUP "3F" TEASER

M 30 "FRM, 3 PPP" WL 00 WAC 7.662550 (1458360.43 / 1458360.43); 1458360.43
0.983 0.983 288:1 288:1 289 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "3F" TEASER

M 31 "FRM, 5 PPP" WL 00 WAC 6.756830 (1952882.54 / 1952882.54); 1952882.54
0.983 0.983 261:1 261:1 262 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "3F" TEASER

M 32 "FRM Balloon, 2 PPP" WL 00 WAC 10.750000 (61438.12 / 61438.12); 61438.12
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F" TEASER

M 33 "FRM, 3 PPP" WL 00 WAC 8.875000 (37010.84 / 37010.84); 37010.84 0.983
0.983 179:1 179:1 180 NO_CHECK ARM LIBOR_6MO 0.000000 1 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "3F" TEASER

M 34 "FRM Balloon, 0 PPP" WL 00 WAC 7.502460 (1993878.81 / 1993878.81);
1993878.81 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F"
PREFUND 3 at 0.983 TEASER

M 35 "FRM Balloon, 2 PPP" WL 00 WAC 7.855000 (1095140.35 / 1095140.35);
1095140.35 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F"
PREFUND 3 at 0.983 TEASER

M 36 "FRM Balloon, 3 PPP" WL 00 WAC 7.432760 (2356716.93 / 2356716.93);
2356716.93 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F"
PREFUND 3 at 0.983 TEASER

M 37 "FRM Balloon, 5 PPP" WL 00 WAC 7.442030 (3810234.60 / 3810234.60);
3810234.60 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F"
PREFUND 3 at 0.983 TEASER

M 38 "FRM, 0 PPP" WL 00 WAC 6.914550 (28877121.92 / 28877121.92); 28877121.92
0.983 0.983 335:0 335:0 335 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "1F" PREFUND 3 at 0.983 TEASER

M 39 "FRM, 2 PPP" WL 00 WAC 6.771980 (9545267.56 / 9545267.56); 9545267.56
0.983 0.983 345:0 345:0 345 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "1F" PREFUND 3 at 0.983 TEASER

M 40 "FRM, 3 PPP" WL 00 WAC 6.719160 (

24576739.82 / 24576739.82); 24576739.82 0.983 0.983 339:0 339:0
339 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000 0.000000 0.000000 0 0
GROUP "1F" PREFUND 3 at 0.983 TEASER

M 41 "FRM, 5 PPP" WL 00 WAC 6.523160 (44223277.27 / 44223277.27); 44223277.27
0.983 0.983 327:0 327:0 327 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "1F" PREFUND 3 at 0.983 TEASER

M 42 "FRM Balloon, 2 PPP" WL 00 WAC 8.750000 (79108.70 / 79108.70); 79108.70
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F" PREFUND 3 at
0.983 TEASER

M 43 "FRM Balloon, 3 PPP" WL 00 WAC 8.536200 (161505.60 / 161505.60);
161505.60 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F"
PREFUND 3 at 0.983 TEASER

M 44 "FRM Balloon, 5 PPP" WL 00 WAC 9.106610 (241889.69 / 241889.69);
241889.69 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "1F"
PREFUND 3 at 0.983 TEASER

M 45 "FRM, 2 PPP" WL 00 WAC 6.750000 (92374.28 / 92374.28); 92374.28 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" PREFUND 3 at 0.983 TEASER

M 46 "FRM, 3 PPP" WL 00 WAC 7.001170 (405815.91 / 405815.91); 405815.91 0.983
0.983 292:0 292:0 292 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" PREFUND 3 at 0.983 TEASER

M 47 "FRM, 5 PPP" WL 00 WAC 7.350490 (2404488.78 / 2404488.78); 2404488.78
0.983 0.983 323:0 323:0 323 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "1F" PREFUND 3 at 0.983 TEASER

M 48 "FRM, 3 PPP" WL 00 WAC 7.608080 (234438.28 / 234438.28); 234438.28 0.983
0.983 327:0 327:0 327 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "1F" PREFUND 3 at 0.983 TEASER

M 49 "FRM Balloon, 0 PPP" WL 00 WAC 9.990000 (59126.82 / 59126.82); 59126.82
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "2F"
PREFUND 3 at 0.983 TEASER

M 50 "FRM Balloon, 2 PPP" WL 00 WAC 6.750000 (299064.29 / 299064.29);
299064.29 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000

0 0 BALLOON SCHED_BOTH 180 GROUP "2F" PREFUND 3 at 0.983 TEASER

M 51 "FRM Balloon, 5 PPP" WL 00 WAC 6.991310 (427390.22 / 427390.22);
427390.22 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "2F"
PREFUND 3 at 0.983 TEASER

M 52 "FRM, 0 PPP" WL 00 WAC 6.508060 (5503807.65 / 5503807.65); 5503807.65
0.983 0.983 357:0 357:0 357 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "2F" PREFUND 3 at 0.983 TEASER

M 53 "FRM, 2 PPP" WL 00 WAC 6.216430 (1738389.60 / 1738389.60); 1738389.60
0.983 0.983 332:0 332:0 332 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "2F" PREFUND 3 at 0.983 TEASER

M 54 "FRM, 3 PPP" WL 00 WAC 6.292740 (4269620.75 / 4269620.75); 4269620.75
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "2F" PREFUND 3 at 0.983 TEASER

M 55 "FRM, 5 PPP" WL 00 WAC 5.998010 (5728373.39 / 5728373.39); 5728373.39
0.983 0.983 336:0 336:0 336 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "2F" PREFUND 3 at 0.983 TEASER

M 56 "FRM, 5 PPP" WL 00 WAC 9.875000 (46384.92 / 46384.92); 46384.92 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "2F" PREFUND 3 at 0.983 TEASER

M 57 "FRM Balloon, 0 PPP" WL 00 WAC 11.287390 (5960634.76 / 5960634.76);
5960634.76 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F"
PREFUND 3 at 0.983 TEASER

M 58 "FRM Balloon, 2 PPP" WL 00 WAC 10.937660 (3170821.24 / 3170821.24);
3170821.24 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F"
PREFUND 3 at 0.983 TEASER

M 59 "FRM Balloon, 3 PPP" WL 00 WAC 10.111750 (875325.84 / 875325.84);
875325.84 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F"
PREFUND 3 at 0.983 TEASER

M 60 "FRM Balloon, 5 PPP" WL 00 WAC 9.749370 (658204.20 / 658204.20);
658204.20 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6
SYNC_INT 0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F"
PREFUND 3 at 0.983 TEASER

M 61 "FRM, 0 PPP" WL 00 WAC 10.494220 (

3641475.22 / 3641475.22); 3641475.22
0.983 0.983 209:0 209:0 209 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 GROUP "3F" PREFUND 3 at 0.983 TEASER

M 62 "FRM, 2 PPP" WL 00 WAC 9.439250 (726511.79 / 726511.79); 726511.79 0.983
0.983 239:0 239:0 239 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "3F" PREFUND 3 at 0.983 TEASER

M 63 "FRM, 3 PPP" WL 00 WAC 7.662550 (530312.88 / 530312.88); 530312.88 0.983
0.983 289:0 289:0 289 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "3F" PREFUND 3 at 0.983 TEASER

M 64 "FRM, 5 PPP" WL 00 WAC 6.756830 (710139.11 / 710139.11); 710139.11 0.983
0.983 262:0 262:0 262 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "3F" PREFUND 3 at 0.983 TEASER

M 65 "FRM Balloon, 2 PPP" WL 00 WAC 10.750000 (22341.13 / 22341.13); 22341.13
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT
0.000000 0.000000 0.000000 0 0 BALLOON SCHED_BOTH 180 GROUP "3F" PREFUND 3 at
0.983 TEASER

M 66 "FRM, 3 PPP" WL 00 WAC 8.875000 (13458.49 / 13458.49); 13458.49 0.983
0.983 180:0 180:0 180 NO_CHECK ARM LIBOR_6MO 0.000000 4 6 SYNC_INT 0.000000
0.000000 0.000000 0 0 GROUP "3F" PREFUND 3 at 0.983 TEASER

M 67 "2/28, 0 PPP" WL 00 WAC 7.108150 (127218381.77 / 127218381.77);
127218381.77 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.534770 24 6
SYNC_INT 14.108150 1.000000 7.108150 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 68 "2/28, 2 PPP" WL 00 WAC 6.931730 (283807442.28 / 283807442.28);
283807442.28 0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.619140 24 6
SYNC_INT 13.929070 1.000000 6.935070 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 69 "2/28, 3 PPP" WL 00 WAC 7.124210 (54867907.06 / 54867907.06); 54867907.06
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 6.009620 24 6 SYNC_INT
14.102060 1.000000 7.124210 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 70 "2/28, 5 PPP" WL 00 WAC 6.974350 (62836910.90 / 62836910.90); 62836910.90
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 6.032160 24 6 SYNC_INT
13.981190 1.000000 6.981190 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 71 "3/27, 0 PPP" WL 00 WAC 6.345370 (6225547.06 / 6225547.06); 6225547.06
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 4.971570 36 6 SYNC_INT
13.345370 1.000000 6.345370

0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 72 "3/27, 3 PPP" WL 00 WAC 6.809950 (35273667.05 / 35273667.05); 35273667.05
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.511590 36 6 SYNC_INT
13.780860 1.000000 6.809950 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 73 "6ML, w/PPP" WL 00 WAC 4.971940 (561816.56 / 561816.56); 561816.56 0.983
0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 4.710730 6 6 SYNC_INT 11.971940
1.000000 4.971940 0 0 GROUP "1A" TEASER

M 74 "2/28, 2 PPP" WL 00 WAC 7.022870 (4946478.70 / 4946478.70); 4946478.70
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.675420 24 6 SYNC_INT
14.022870 1.000000 7.022870 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 75 "2/28, 3 PPP" WL 00 WAC 7.326840 (1709416.16 / 1709416.16); 1709416.16
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 6.442770 24 6 SYNC_INT
14.326840 1.000000 7.326840 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 76 "2/28, 5 PPP" WL 00 WAC 7.529190 (2752489.16 / 2752489.16); 2752489.16
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 6.116300 24 6 SYNC_INT
14.529190 1.000000 7.529190 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 77 "3/27, 3 PPP" WL 00 WAC 7.633780 (1034255.32 / 1034255.32); 1034255.32
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 6.307770 36 6 SYNC_INT
14.633780 1.000000 7.633780 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 78 "2/28, 2 PPP" WL 00 WAC 7.142510 (1061648.15 / 1061648.15); 1061648.15
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.652650 24 6 SYNC_INT
14.142510 1.000000 7.142510 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 79 "2/28, 3 PPP" WL 00 WAC 7.922160 (457544.16 / 457544.16); 457544.16 0.983
0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 6.278780 24 6 SYNC_INT 14.922160
1.000000 7.922160 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 80 "3/27, 3 PPP" WL 00 WAC 7.058060 (842941.21 / 842941.21); 842941.21 0.983
0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.662720 36 6 SYNC_INT 14.058060
1.000000 7.058060 0 0 INIT_PERCAP 3.000000 GROUP "1A" TEASER

M 81 "2/28, 0 PPP" WL 00 WAC 6.656160 (27697634.46 / 27697634.46); 27697634.46
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.306070 24 6 SYNC_INT
13.656160 1.000000 6.656160 0 0 INIT_PERCAP 3.000000 GROUP "2A" TEASER

M 82 "2/28, 2 PPP" WL 00 WAC 6.598280 (

38547315.35 / 38547315.35); 38547315.35 0.983 0.983 359:1 359:1 360 NO_CHECK ARM
LIBOR_6MO 5.585630 24 6 SYNC_INT 13.598280 1.000000 6.598280 0 0 INIT_PERCAP
3.000000 GROUP "2A" TEASER

M 83 "2/28, 3 PPP" WL 00 WAC 6.647550 (5487394.44 / 5487394.44); 5487394.44
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.897230 24 6 SYNC_INT
13.616670 1.000000 6.647550 0 0 INIT_PERCAP 3.000000 GROUP "2A" TEASER

M 84 "2/28, 5 PPP" WL 00 WAC 6.891270 (4452161.46 / 4452161.46); 4452161.46
0.983 0.983 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO 6.262210 23 6 SYNC_INT
13.939490 1.000000 6.939490 0 0 INIT_PERCAP 3.000000 GROUP "2A" TEASER

M 85 "3/27, 0 PPP" WL 00 WAC 5.514780 (1897251.37 / 1897251.37); 1897251.37
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 4.249360 36 6 SYNC_INT
12.514780 1.000000 5.514780 0 0 INIT_PERCAP 3.000000 GROUP "2A" TEASER

M 86 "3/27, 3 PPP" WL 00 WAC 6.657110 (2718334.81 / 2718334.81); 2718334.81
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.538550 36 6 SYNC_INT
13.410370 1.000000 6.657110 0 0 INIT_PERCAP 3.000000 GROUP "2A" TEASER

M 87 "6ML, w/PPP" WL 00 WAC 5.500000 (633886.70 / 633886.70); 633886.70 0.983
0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.000000 6 6 SYNC_INT 12.500000
1.000000 5.500000 0 0 GROUP "2A" TEASER

M 88 "2/28, 0 PPP" WL 00 WAC 6.616090 (3293145.50 / 3293145.50); 3293145.50
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.209560 24 6 SYNC_INT
13.616090 1.000000 6.616090 0 0 INIT_PERCAP 3.000000 GROUP "3A" TEASER

M 89 "2/28, 2 PPP" WL 00 WAC 6.473270 (5411430.19 / 5411430.19); 5411430.19
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.473920 24 6 SYNC_INT
13.473270 1.000000 6.473270 0 0 INIT_PERCAP 3.000000 GROUP "3A" TEASER

M 90 "3/27, 3 PPP" WL 00 WAC 6.709090 (1446702.92 / 1446702.92); 1446702.92
0.983 0.983 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO 5.561310 36 6 SYNC_INT
13.563660 1.000000 6.709090 0 0 INIT_PERCAP 3.000000 GROUP "3A" TEASER

M 91 "2/28, 0 PPP" WL 00 WAC 7.108150 (46261229.73 / 46261229.73); 46261229.73
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.534770 28 6 SYNC_INT
14.108150 1.000000 7.108150 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at
0.983 TEASER

M 92 "2/28, 2 PPP" WL 00 WAC 6.931730 (103202706.28 / 103202706.28);
103202706.28 0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.619140 28 6
SYNC_INT 13.929070 1.000000 6.935070

0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at 0.983 TEASER

M 93 "2/28, 3 PPP" WL 00 WAC 7.124210 (19951966.20 / 19951966.20); 19951966.20
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 6.009620 28 6 SYNC_INT
14.102060 1.000000 7.124210 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at
0.983 TEASER

M 94 "2/28, 5 PPP" WL 00 WAC 6.974350 (22849785.78 / 22849785.78); 22849785.78
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 6.032160 28 6 SYNC_INT
13.981190 1.000000 6.981190 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at
0.983 TEASER

M 95 "3/27, 0 PPP" WL 00 WAC 6.345370 (2263835.29 / 2263835.29); 2263835.29
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 4.971570 40 6 SYNC_INT
13.345370 1.000000 6.345370 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at
0.983 TEASER

M 96 "3/27, 3 PPP" WL 00 WAC 6.809950 (12826788.02 / 12826788.02); 12826788.02
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.511590 40 6 SYNC_INT
13.780860 1.000000 6.809950 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at
0.983 TEASER

M 97 "6ML, w/PPP" WL 00 WAC 4.971940 (204296.93 / 204296.93); 204296.93 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 4.710730 10 6 SYNC_INT 11.971940
1.000000 4.971940 0 0 GROUP "1A" PREFUND 3 at 0.983 TEASER

M 98 "2/28, 2 PPP" WL 00 WAC 7.022870 (1798719.53 / 1798719.53); 1798719.53
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.675420 28 6 SYNC_INT
14.022870 1.000000 7.022870 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at
0.983 TEASER

M 99 "2/28, 3 PPP" WL 00 WAC 7.326840 (621605.88 / 621605.88); 621605.88 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 6.442770 28 6 SYNC_INT 14.326840
1.000000 7.326840 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at 0.983 TEASER

M 100 "2/28, 5 PPP" WL 00 WAC 7.529190 (1000905.15 / 1000905.15); 1000905.15
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 6.116300 28 6 SYNC_INT
14.529190 1.000000 7.529190 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at
0.983 TEASER

M 101 "3/27, 3 PPP" WL 00 WAC 7.633780 (376092.84 / 376092.84); 376092.84 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 6.307770 40 6 SYNC_INT 14.633780
1.000000 7.633780 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at 0.983 TEASER

M 102 "2/28, 2 PPP" WL 00 WAC 7.142510 (386053.87 / 386053.87); 386053.87 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.652650 28 6 SYNC_INT 14.142510
1.000000 7.142510 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at 0.983 TEASER

M 103 "2/28, 3 PPP" WL 00 WAC 7.922160 (

166379.69 / 166379.69); 166379.69 0.983 0.983 360:0 360:0 360 NO_CHECK ARM
LIBOR_6MO 6.278780 28 6 SYNC_INT 14.922160 1.000000 7.922160 0 0 INIT_PERCAP
3.000000 GROUP "1A" PREFUND 3 at 0.983 TEASER

M 104 "3/27, 3 PPP" WL 00 WAC 7.058060 (306524.08 / 306524.08); 306524.08 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.662720 40 6 SYNC_INT 14.058060
1.000000 7.058060 0 0 INIT_PERCAP 3.000000 GROUP "1A" PREFUND 3 at 0.983 TEASER

M 105 "2/28, 0 PPP" WL 00 WAC 6.656160 (10071867.08 / 10071867.08); 10071867.08
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.306070 28 6 SYNC_INT
13.656160 1.000000 6.656160 0 0 INIT_PERCAP 3.000000 GROUP "2A" PREFUND 3 at
0.983 TEASER

M 106 "2/28, 2 PPP" WL 00 WAC 6.598280 (14017205.58 / 14017205.58); 14017205.58
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.585630 28 6 SYNC_INT
13.598280 1.000000 6.598280 0 0 INIT_PERCAP 3.000000 GROUP "2A" PREFUND 3 at
0.983 TEASER

M 107 "2/28, 3 PPP" WL 00 WAC 6.647550 (1995416.16 / 1995416.16); 1995416.16
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.897230 28 6 SYNC_INT
13.616670 1.000000 6.647550 0 0 INIT_PERCAP 3.000000 GROUP "2A" PREFUND 3 at
0.983 TEASER

M 108 "2/28, 5 PPP" WL 00 WAC 6.891270 (1618967.80 / 1618967.80); 1618967.80
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 6.262210 28 6 SYNC_INT
13.939490 1.000000 6.939490 0 0 INIT_PERCAP 3.000000 GROUP "2A" PREFUND 3 at
0.983 TEASER

M 109 "3/27, 0 PPP" WL 00 WAC 5.514780 (689909.59 / 689909.59); 689909.59 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 4.249360 40 6 SYNC_INT 12.514780
1.000000 5.514780 0 0 INIT_PERCAP 3.000000 GROUP "2A" PREFUND 3 at 0.983 TEASER

M 110 "3/27, 3 PPP" WL 00 WAC 6.657110 (988485.39 / 988485.39); 988485.39 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.538550 40 6 SYNC_INT 13.410370
1.000000 6.657110 0 0 INIT_PERCAP 3.000000 GROUP "2A" PREFUND 3 at 0.983 TEASER

M 111 "6ML, w/PPP" WL 00 WAC 5.500000 (230504.25 / 230504.25); 230504.25 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.000000 10 6 SYNC_INT 12.500000
1.000000 5.500000 0 0 GROUP "2A" PREFUND 3 at 0.983 TEASER

M 112 "2/28, 0 PPP" WL 00 WAC 6.616090 (1197507.45 / 1197507.45); 1197507.45
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.209560 28 6 SYNC_INT
13.616090 1.000000 6.616090 0 0 INIT_PERCAP 3.000000 GROUP "3A" PREFUND 3 at
0.983 TEASER

M 113 "2/28, 2 PPP" WL 00 WAC 6.473270 (1967792.80 / 1967792.80); 1967792.80
0.983 0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.473920 28 6 SYNC_INT
13.473270 1.000000 6.473270

0 0 INIT_PERCAP 3.000000 GROUP "3A" PREFUND 3 at 0.983 TEASER

M 114 "3/27, 3 PPP" WL 00 WAC 6.709090 (526073.79 / 526073.79); 526073.79 0.983
0.983 360:0 360:0 360 NO_CHECK ARM LIBOR_6MO 5.561310 40 6 SYNC_INT 13.563660
1.000000 6.709090 0 0 INIT_PERCAP 3.000000 GROUP "3A" PREFUND 3 at 0.983 TEASER

              NovaStar Home Equity Loan Asset-Backed Certificates,
                                  Series 2003-3

                          $1,477,499,000 (Approximate)

                      NovaStar Mortgage Funding Corporation
                                    Depositor

                             NovaStar Mortgage, Inc.
                               Seller and Servicer

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

                              Co-Lead Underwriters

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                            Date Prepared: August 22, 2003

                          $1,477,499,000 (Approximate)

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3

----------------------------------------------------------------------
                    Principal      WAL (Years)      Payment Window
Class/(1,2,3)/      Amount ($)    Call/Mat/(4)/   (Mths) Call/Mat/(4)/
--------------   --------------   -------------   --------------------
A-2              $  156,018,000       2.99/3.25             1-98/1-219
A-3              $   65,438,000       3.48/3.86             1-98/1-183
M-1              $   67,500,000       5.41/5.94           38-98/38-179
M-2              $   56,250,000       5.40/5.81           37-98/37-148
M-3              $   15,000,000       5.40/5.65           37-98/37-122
B-1              $   15,000,000       5.40/5.50           37-98/37-112
B-2              $   15,000,000       5.20/5.20            37-98/37-98
----------------------------------------------------------------------
Total:           $1,477,499,000
----------------------------------------------------------------------

--------------------------------------------------------------------------------------
                   Expected Rating         Assumed Final            Certificate
Class/(1,2,3)/   S&P / Moody's / Fitch   Distribution Date              Type
--------------   ---------------------   -----------------   -------------------------
A-2                        AAA/Aaa/AAA       December 2033        Floating Rate Senior
A-3                        AAA/Aa1/AAA       December 2033   Floating Rate Senior Mezz
M-1                          AA/Aa2/AA       December 2033   Floating Rate Subordinate
M-2                             A/A2/A       December 2033   Floating Rate Subordinate
M-3                           A-/A3/A-       December 2033   Floating Rate Subordinate
B-1                     BBB+/Baa1/BBB+       December 2033   Floating Rate Subordinate
B-2                       BBB/Baa2/BBB       December 2033   Floating Rate Subordinate
--------------------------------------------------------------------------------------
Total:
--------------------------------------------------------------------------------------

(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are backed by the cash flows from the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class A-1, Class A-2 and Class A-3 Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates will increase by 1.5x after the clean-up call date.
(3)  See "Available Funds Cap Rate" herein.
(4)  See "Pricing Prepayment Speed" herein.

Depositor:                   NovaStar Mortgage Funding Corporation.

Seller and Servicer:         NovaStar Mortgage, Inc. ("NovaStar").

Co-Lead Underwriters:        Greenwich Capital Markets, Inc. ("RBS Greenwich
                             Capital") and Wachovia Capital Markets, LLC
                             ("Wachovia Securities").

Co-Underwriter:              Morgan Stanley.

Trustee:                     JP Morgan Chase Bank.

Custodian:                   Wachovia Bank, N.A.

Swap Provider:               Greenwich Capital Derivatives, Inc.

Cap Provider:                Citibank, N.A.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:        The Class A-1 Certificates (the "Group I
                             Certificates"), the Class A-2 Certificates (the
                             "Group II Certificates") and the Class A-3
                             Certificates (the "Group III Certificates," together with the Group I Certificates and Group II
                             Certificates, the "Class A Certificates" or "Senior
                             Certificates"), and the Class M-1, Class M-2, Class
                             M-3, Class B-1 and Class B-2 Certificates
                             (together, the "Subordinate Certificates"). The
                             Senior Certificates along with the Subordinate
                             Certificates are referred to herein as the "Offered
                             Certificates."

Federal Tax Status:          The Offered Certificates will represent, in part,
                             ownership of REMIC regular interests for tax purposes.

Registration:                The Offered Certificates will be available in
                             book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear
                             System.

Cut-off Date:                For each Mortgage Loan, generally the later of (i)
                             close of business on September 1, 2003, and (ii) the date of origination of such Mortgage Loan.

Expected Pricing Date:       On or about August 27, 2003.

Expected Closing Date:       On or about September 16, 2003.

Expected Settlement Date:    On or about September 16, 2003.

Distribution Date:           The 25th day of each month (or if not a business
                             day, the next succeeding business day) commencing in October 2003.

Accrued Interest:            The price to be paid by investors for the Offered
                             Certificates will not include accrued interest
                             (settling flat).

Interest Accrual Period:     The interest accrual period for each Distribution
                             Date with respect to the Offered Certificates will be the period beginning with the previous
                             Distribution Date (or, in the case of the first
                             Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:           After the end of the Pre-funding Period, the
                             Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:           After the end of the Pre-funding Period, the Class
                             A-1 and Class A-2 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class A-3 and Subordinate
                             Certificates are not expected to constitute
                             "mortgage related securities" for purposes of SMMEA.

Denomination:                $25,000 minimum and multiples of $1,000 in excess
                             thereafter.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:        The terms of the transaction allow for a clean-up
                             call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing
                             Date.

Pricing Prepayment Speed:    The Offered Certificates will be priced based on
                             the following collateral prepayment assumptions
                             (100% PPC):
                             FRM Loans: 20% HEP (2.0% - 20% CPR over 10 months, 20% CPR thereafter)
                             ARM Loans: 28% CPR

Initial Mortgage Loans:      As of the Cut-off Date, the aggregate principal
                             balance of the Initial Mortgage Loans was approximately $622,473,453, of which: (i) approximately $517,142,989 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group I Initial Mortgage Loans"), (ii) approximately $74,205,859 consisted of a pool of non-conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group II Initial
                             Mortgage Loans") and (iii) approximately
                             $31,124,604 consisted of a pool of fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the "Group
                             III Initial Mortgage Loans" together with the Group
                             I and Group II Initial Mortgage Loans, the "Initial
                             Mortgage Loans").

                             With respect to approximately 17.17% of the Initial Mortgage Loans, NovaStar also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

                             On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:   On the Closing Date, "Additional Mortgage Loans"
                             will be added to the mortgage loan pool. The
                             Additional Mortgage Loans are expected to have an aggregate principal balance of approximately
                             $477,526,547 as of the related Cut-off Date, which will consist of approximately $396,722,952 of mortgage loans related to Group I, approximately
                             $56,926,553 of mortgage loans related to Group II and approximately $23,877,042 of mortgage loans related to Group III. It is expected that the composition and characteristics of the Additional
                             Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and
                             Additional Mortgage Loans will comprise the "Closing Date Mortgage Loans." The aggregate principal balance of the Closing Date Mortgage
                             Loans will be approximately $1,100,000,000, which will consist of approximately $913,865,941 of mortgage loans related to Group I, approximately
                             $131,132,412 of mortgage loans related to Group II and approximately $55,001,646 of mortgage loans related to Group III.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:          On the Closing Date, the Trust will deposit
                             approximately $400,000,000 (the "Pre-funding
                             Amount"), which will consist of approximately
                             $332,314,888 related to Group I, approximately
                             $47,684,514 related to Group II and approximately
                             $20,000,599 related to Group III, into an account
                             (the "Pre-funding Account"). Funds on deposit in the Pre-funding Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent
                             Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

                             The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) December 12, 2003.

                             To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by December 12, 2003, the Trust will apply the remaining amounts as a prepayment of principal to the Offered Certificates on the Distribution Date in December 2003. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:           The "Pass-Through Rate" on each Class of Offered
                             Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available
                             Funds Cap Rate.

Formula Rate:                The "Formula Rate" on each Class of Offered
                             Certificates will be equal to One Month LIBOR plus the related margin for such Class.

Class A-1/ A-2 Available
Funds Cap Rate:              The "Class A-1/A-2 Available Funds Cap Rate" on any
                             Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans and Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group I
                             Mortgage Loans and Group II Mortgage Loans, and less (iii) generally the pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of
                             (i) the actual number of days in the related
                             Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage
                             Loans and Group II Mortgage Loans.

Class A-3 Available
Funds Cap Rate:              The "Class A-3 Available Funds Cap Rate" on any
                             Distribution Date is equal to (a) an amount equal to (i) interest due on the Group III Mortgage
                             Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group III Mortgage Loans, and less (iii) generally the pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of
                             (i) the actual number of days in the related
                             Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group III
                             Mortgage Loans.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available
Funds Cap Rate:              The "Subordinate Available Funds Cap Rate" on any
                             Distribution Date is equal to the lower of (a) the Class A-1/A-2 Available Funds Cap Rate and (b) the
                             Class A-3 Available Funds Cap Rate.

                             If either (a) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group III Mortgage loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group or Groups with an aggregate principal balance greater than zero.

Available Funds
Cap Shortfall:               If on any Distribution Date the related
                             Pass-Through Rate for any class of Offered
                             Certificates is limited by the related Available
                             Funds Cap Rate, the "Available Funds Cap Shortfall" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related
                             Formula Rate over (b) the amount of interest accrued on such class based on the related
                             Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap
                             Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap
                             Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:   The Servicer is required to advance scheduled
                             principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Swap Agreements:             On the Closing Date, the Trustee will enter into
                             multiple "Swap Agreements" with an aggregate notional amount of $400,000,000. Under each Swap
                             Agreement, the trust shall make a payment equal to interest at the fixed-rate shown below on the related swap notional balance to the Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional balance from the Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

                             --------------------------------------------
                             Notional Amount   Fixed Rate   Maturity Date
                             --------------------------------------------
                               $125,000,000      1.5950%      July 2005
                             --------------------------------------------
                               $125,000,000      1.8200%      July 2005
                             --------------------------------------------
                               $ 75,000,000      2.0900%      July 2006
                             --------------------------------------------
                               $ 75,000,000      2.5250%      July 2006
                             --------------------------------------------

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cap Agreements:              On the Closing Date, the Trustee will enter into
                             multiple "Cap Agreements" with an aggregate notional amount of $350,000,000 solely to make payments in respect of any Available Funds Cap
                             Shortfalls on the Offered Certificates. Under each
                             Cap Agreement, the trust will receive a payment of interest equal to the excess, if any of (i) One
                             Month LIBOR over (ii) the related Strike Rate shown below, on the related cap notional balance from the Cap Provider on each Distribution Date, accrued during the related cap accrual period, until the related cap is retired.

                             --------------------------------------------
                             Notional Amount   Fixed Rate   Maturity Date
                             --------------------------------------------
                               $150,000,000      1.4000%      June 2005
                             --------------------------------------------
                               $100,000,000      1.8000%      June 2006
                             --------------------------------------------
                               $100,000,000      2.0000%      July 2006
                             --------------------------------------------

                             If on any Distribution Date the aggregate of the swap and cap notional balances exceeds the aggregate principal balance of the Offered Certificates, such excess notional balance (in increments of $25,000,000) will be released from the Swap Agreements and Cap Agreements and reassigned to NovaStar or its affiliate.

Credit Enhancement:          Consists of the following:
                                  1) Mortgage Insurance;
                                  2) Excess Cashflow;
                                  3) the Overcollateralization Amount; and
                                  4) Subordination

Mortgage Insurance
Policies:                    Approximately 46.19% of the Initial Mortgage Loans
                             are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC") or
                             PMI Mortgage Insurance Co. ("PMI") (such loans are the "Insured Mortgage Loans"). Approximately 46.96% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 6.85% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% and are not insured.

                             Each mortgage insurance policy provided by MGIC and PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% and 51%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.66% and 0.34% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

                             Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement
Percentages:

                             ---------------------------------------------------------------------
                                 Initial Credit Enhancement           Target Credit Enhancement
                                      On Closing Date                On or After Crossover Date
                             ---------------------------------------------------------------------
                                      Rating           Percent            Rating           Percent
                             -----------------------   -------   -----------------------   -------
                             Class A-1 and Class A-2    17.11    Class A-1 and Class A-2    29.23
                                    Class A-3           12.75           Class A-3           25.50
                                    Class M-1            8.25           Class M-1           16.50
                                    Class M-2            4.50           Class M-2            9.00
                                    Class M-3            3.50           Class M-3            7.00
                                    Class B-1            2.50           Class B-1            5.00
                                    Class B-2            1.50           Class B-2            3.00
                             ---------------------------------------------------------------------

Excess Cashflow:             The "Excess Cashflow" for any Distribution Date
                             will be equal to the interest funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under "Priority of Distributions."

Overcollateralization
Amount: The "Overcollateralization Amount" is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.50% of the sum of
                             (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Required
Overcollateralization
Amount: On any Distribution Date, the "Required Overcollateralization Amount" is equal to:
                             (i) prior to the Crossover Date, 1.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date.
                             (ii) on or after the Crossover Date, the greater
                                  of:
                                  a.   the lesser of:
                                            (1)  1.50% of the sum of (i) the
                                                 aggregate principal balance of
                                                 the Closing Date Mortgage Loans
                                                 as of the Cut-off Date and (ii)
                                                 the Pre-funding Amount as of
                                                 the Closing Date; and
                                            (2)  3.00% of the current aggregate
                                                 principal balance of the
                                                 Mortgage Loans; and
                                  b.   0.50% of the sum of (i) the aggregate
                                       principal balance of the Closing Date
                                       Mortgage Loans as of the Cut-off Date and
                                       (ii) the Pre-funding Amount as of the
                                       Closing Date (the "OC Floor").

                             On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required
                             Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:              The earlier to occur of:
                                  (i)  the Distribution Date on which the
                                       principal balance of the Class A
                                       Certificates has been reduced to zero,
                                       and
                                  (ii) the later to occur of:
                                       a.   the Distribution Date occurring in
                                            October 2006; and
                                       b.   the first Distribution Date on which
                                            the Credit Enhancement Percentage is
                                            greater than or equal to 25.50%.

Credit Enhancement
Percentage:                  The "Credit Enhancement Percentage" for a
                             Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate
                             Certificates and (b) the Overcollateralization
                             Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Limited
Cross-collateralization:     Under certain circumstances to the extent available
                             funds from one Group are insufficient to make a required payment of interest or principal on its related class of Class A Certificates, then any remaining funds from the other Groups (after paying such amounts to the related class of Class A
                             Certificates) may be used to make such required payments of interest and principal.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trigger Event:               A "Trigger Event" is in effect on any Distribution
                             Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date
                             Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

                             Period   Losses   Period   Losses      Period      Losses
                             ------   ------   ------   ------   ------------   ------
                               37      4.00%     45      4.52%        53         5.04%
                               38      4.07%     46      4.59%        54         5.11%
                               39      4.13%     47      4.65%        55         5.17%
                               40      4.20%     48      4.72%        56         5.24%
                               41      4.26%     49      4.78%        57         5.30%
                               42      4.33%     50      4.85%        58         5.37%
                               43      4.39%     51      4.91%        59         5.43%
                               44      4.46%     52      4.98%   60 and after    5.50%

Realized Losses:             If a Mortgage Loan becomes a liquidated loan, the
                             net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage
                             Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses on the Mortgage
                             Loans will, be absorbed first, by the Excess
                             Cashflow, and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-2
                             Certificates, second to the Class B-1 Certificates, third to the Class M-3 Certificates, fourth to the Class M-2 Certificates, fifth to the Class M-1
                             Certificates, and sixth to the Class A-3
                             Certificates. Realized losses will not be allocated to the Class A-1 or Class A-2 Certificates.

Conversion Feature of
Certain Mortgage Loans:      Approximately 55.51% of the Initial Mortgage Loans
                             are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined below a certain level since the date of the original loan; and (d) the borrower meets
                             NovaStar's property and credit standards.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Removal of Converted
Mortgage Loans Pursuant
to the Conversion
Feature: In the event of a conversion of a convertible Mortgage Loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of NovaStar, will be obligated to purchase the Mortgage Loan from the trust at the outstanding principal balance of the Mortgage Loan plus accrued interest. That is, the converted Mortgage Loans will be bought out of, and thus removed from, the trust after the conversion, causing an acceleration of principal distributions on the Offered Certificates in accordance with their terms. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock Exchange under the symbol NFI.

Priority of
Distributions:               Available funds from the Mortgage Loans will be
                             distributed as follows:

                             1) Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust I, net swap payments owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A-1, Class A-2 and Class A-3 Certificates, generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, and eighth, monthly interest plus any previously unpaid interest to the Class B-2 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

                             2)   Principal funds (including any amounts
                                  required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1, Class A-2 and Class A-3 Certificates, generally based on principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown," then monthly principal to the Class M-3 Certificates as described under "Principal Paydown," then monthly principal to the Class B-1 Certificates as described under "Principal Paydown," and then monthly principal to the Class B-2 Certificates as described under "Principal Paydown."

                             3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust I.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:           Prior to the Crossover Date or if a Trigger Event
                             is in effect, 100% of principal (including Excess
                             Cashflow used to pay principal) will be paid to the Class A-1, Class A-2 and Class A-3 Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however if the Class A-1, Class A-2 and Class A-3
                             Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2
                             Certificates, 3) Class M-3 Certificates, 4) Class
                             B-1 Certificates and 5) Class B-2 Certificates.

                             On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Class A-1, Class A-2 and Class A-3 Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A-1, Class A-2 and Class A-3 Certificates will have at least 25.50% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 16.50% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 9.00% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 7.00% credit enhancement, fifth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 5.00% credit enhancement, and sixth, to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 3.00% credit enhancement (subject, in each case, to any overcollateralization floors).

Supplemental Interest        Funds deposited into the Supplemental Interest
Trust I:                     Trust I on a Distribution Date will include:

                             (i)  the net swap payments owed to the Swap
                                  Provider for such Distribution Date,
                             (ii) any net swap payments received from the Swap
                                  Provider for such Distribution Date, and
                             (iii) Excess Cashflow deposited therein pursuant to
                                  3) of "Priority of Distributions."

                             Funds in the Supplemental Interest Trust I will be distributed as follows:

                             1) First, to the Swap Provider, the net swap payments owed for such Distribution Date, if any.
                             2) Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate balance.
                             3)   Third, to the Swap Provider, any swap
                                  termination payment.
                             4) Fourth, to the holders of the non-offered certificates, any remaining amounts.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Supplemental Interest
Trust II:                    Funds deposited into the Supplemental Interest
                             Trust II on a Distribution Date will include any cap payments received from the Cap Provider for such Distribution Date.

                             Funds in the Supplemental Interest Trust II will be distributed as follows:

                             1) First, any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts, pro-rata to the Offered Certificates based on certificate balance.
                             2) Second, to the holders of the non-offered certificates, any remaining amounts.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables


Class A-2 to Optional Termination

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            18.28       5.66       3.96       2.99       2.35       1.89       1.26
MDUR (yr)           15.53       5.25       3.75       2.86       2.27       1.84       1.24
First Prin Pay     10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay      09/25/31   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

Class A-2 to Maturity

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            18.38       6.08       4.29       3.25       2.57       2.07       1.35
MDUR (yr)           15.60       5.57       4.02       3.09       2.46       2.00       1.32
First Prin Pay     10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay      09/25/33   11/25/30   07/25/26   12/25/21   08/25/18   12/25/15   07/25/12
---------------------------------------------------------------------------------------------

Class A-3 to Optional Termination

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            13.17       6.33       4.53       3.48       2.80       2.32       1.66
MDUR (yr)           11.61       5.79       4.24       3.30       2.68       2.24       1.62
First Prin Pay     10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay      02/25/23   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

Class A-3 to Maturity

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            13.17       6.41       4.86       3.86       3.16       2.63       1.89
MDUR (yr)           11.61       5.85       4.51       3.63       2.99       2.51       1.83
First Prin Pay     10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay      02/25/23   11/25/24   11/25/20   12/25/18   08/25/18   07/25/17   10/25/13
---------------------------------------------------------------------------------------------

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class M-1 to Optional Termination

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.54      10.16       7.12       5.41       4.53       4.13       3.77
MDUR (yr)           20.07       9.08       6.55       5.07       4.29       3.94       3.61
First Prin Pay     12/25/24   09/25/08   02/25/07   11/25/06   01/25/07   02/25/07   06/25/07
Last Prin Pay      09/25/31   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

Class M-1 to Maturity

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.76      10.95       7.76       5.94       4.96       4.49       4.78
MDUR (yr)           20.20       9.64       7.05       5.51       4.66       4.25       4.52
First Prin Pay     12/25/24   09/25/08   02/25/07   11/25/06   01/25/07   02/25/07   09/25/07
Last Prin Pay      05/25/33   07/25/26   03/25/21   08/25/18   04/25/16   03/25/14   04/25/11
---------------------------------------------------------------------------------------------

Class M-2 to Optional Termination

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.16      10.16       7.12       5.40       4.46       3.97       3.69
MDUR (yr)           17.59       8.56       6.27       4.89       4.11       3.69       3.46
First Prin Pay     07/25/24   09/25/08   02/25/07   10/25/06   11/25/06   12/25/06   02/25/07
Last Prin Pay      09/25/31   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

Class M-2 to Maturity

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.33      10.78       7.63       5.81       4.80       4.24       3.92
MDUR (yr)           17.67       8.95       6.63       5.20       4.38       3.92       3.65
First Prin Pay     07/25/24   09/25/08   02/25/07   10/25/06   11/25/06   12/25/06   02/25/07
Last Prin Pay      02/25/33   09/25/24   04/25/19   01/25/16   06/25/13   09/25/11   06/25/09
---------------------------------------------------------------------------------------------

Class M-3 to Optional Termination

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.15      10.16       7.12       5.40       4.44       3.90       3.49
MDUR (yr)           16.59       8.32       6.14       4.80       4.03       3.59       3.24
First Prin Pay     06/25/24   09/25/08   02/25/07   10/25/06   11/25/06   11/25/06   01/25/07
Last Prin Pay      09/25/31   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

Class M-3 to Maturity

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.27      10.55       7.45       5.65       4.65       4.07       3.61
MDUR (yr)           16.64       8.55       6.36       4.99       4.20       3.73       3.34
First Prin Pay     06/25/24   09/25/08   02/25/07   10/25/06   11/25/06   11/25/06   01/25/07
Last Prin Pay      08/25/32   09/25/21   02/25/17   11/25/13   10/25/11   04/25/10   05/25/08
---------------------------------------------------------------------------------------------

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your
                    Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class B-1 to Optional Termination

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.15      10.16       7.12       5.40       4.42       3.88       3.42
MDUR (yr)           14.84       7.86       5.89       4.64       3.91       3.48       3.11
First Prin Pay     06/25/24   09/25/08   02/25/07   10/25/06   10/25/06   11/25/06   12/25/06
Last Prin Pay      09/25/31   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

Class B-1 to Maturity

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.20      10.33       7.26       5.50       4.51       3.95       3.47
MDUR (yr)           14.86       7.95       5.97       4.72       3.98       3.54       3.15
First Prin Pay     06/25/24   09/25/08   02/25/07   10/25/06   10/25/06   11/25/06   12/25/06
Last Prin Pay      04/25/32   05/25/20   01/25/16   01/25/13   01/25/11   09/25/09   12/25/07
---------------------------------------------------------------------------------------------

Class B-2 to Optional Termination

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.03       9.91       6.87       5.20       4.26       3.73       3.27
MDUR (yr)           13.32       7.32       5.50       4.36       3.69       3.28       2.92
First Prin Pay     05/25/24   09/25/08   02/25/07   10/25/06   10/25/06   10/25/06   11/25/06
Last Prin Pay      09/25/31   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

Class B-2 to Maturity

---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC     50% PPC    75% PPC   100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.03       9.91       6.87       5.20       4.26       3.73       3.27
MDUR (yr)           13.32       7.32       5.50       4.36       3.69       3.28       2.92
First Prin Pay     05/25/24   09/25/08   02/25/07   10/25/06   10/25/06   10/25/06   11/25/06
Last Prin Pay      09/25/31   08/25/18   07/25/14   11/25/11   02/25/10   12/25/08   06/25/07
---------------------------------------------------------------------------------------------

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                             Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                     4,458
Aggregate Outstanding Principal Balance:      $622,473,453

                                                                    Minimum           Maximum
                                                                    -------          --------
Average Outstanding Principal Balance:            $139,631          $10,495          $908,980

Weighted Average Current Mortgage Rate:              7.005%           3.990%           14.000%

Arm Characteristics:
Weighted Average Gross Margin:                       5.651%           0.225%            8.500%
Weighted Average Maximum Loan Rate:                 13.927%          10.990%           18.125%
Weighted Average Minimum Loan Rate:                  6.935%           3.990%           11.125%
Weighted Average Initial Periodic Rate Cap:          2.996%           1.000%            3.000%
Weighted Average Periodic Rate Cap:                  1.000%           1.000%            1.000%
Weighted Average Months To Roll:                        23 months         1 months         35 months

Weighted Average Original Term:                        341 months       120 months        360  months
Weighted Average Remaining Term:                       339 months       117 months        359 months
Weighted Average Credit Score:                         648              505               894
Weighted Average Combined Original LTV:              80.77%           12.17%           100.00%

First Pay Date:                               Jan 01, 2000   Sep 14, 2003
Maturity Date:                                Jun 01, 2013   Aug 14, 2033

Top State Concentrations ($): 27.62 % California, 15.10 % Florida, 4.14 % Ohio Maximum Zip Code Concentration ($): 0.48 % 93033

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 10,494.57 -  50,000.00                                  575     $ 19,137,709.40                3.07
 50,000.01 - 100,000.00                                1,212       93,323,352.90               14.99
100,000.01 - 150,000.00                                1,119      138,562,773.32               22.26
150,000.01 - 200,000.00                                  648      112,883,428.48               18.13
200,000.01 - 250,000.00                                  377       84,050,186.59               13.50
250,000.01 - 300,000.00                                  243       66,528,630.65               10.69
300,000.01 - 350,000.00                                  137       44,143,862.01                7.09
350,000.01 - 400,000.00                                   68       25,369,604.47                4.08
400,000.01 - 450,000.00                                   40       17,015,404.30                2.73
450,000.01 - 500,000.00                                   19        9,167,875.09                1.47
500,000.01 - 550,000.00                                    5        2,625,581.41                0.42
550,000.01 - 600,000.00                                    7        4,018,358.98                0.65
600,000.01 - 650,000.00                                    3        1,877,453.11                0.30
650,000.01 - 700,000.00                                    2        1,334,713.67                0.21
700,000.01 - 750,000.00                                    1          742,458.73                0.12
750,000.01 - 800,000.00                                    1          783,079.55                0.13
900,000.01 - 908,980.30                                    1          908,980.30                0.15
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                        1     $     86,713.39                0.01
501 - 520                                                  9        1,133,729.08                0.18
521 - 540                                                161       21,621,288.42                3.47
541 - 560                                                268       39,192,420.99                6.30
561 - 580                                                304       43,444,984.27                6.98
581 - 600                                                344       46,662,067.75                7.50
601 - 620                                                327       46,196,916.50                7.42
621 - 640                                                503       71,432,201.26               11.48
641 - 660                                                526       79,630,710.96               12.79
661 - 680                                                641       86,055,512.59               13.82
681 - 700                                                452       64,214,061.76               10.32
701 - 720                                                333       44,559,067.01                7.16
721 - 740                                                264       33,171,610.46                5.33
741 - 760                                                155       20,755,712.05                3.33
761 - 780                                                114       16,337,512.73                2.62
781 - 800                                                 45        6,664,571.54                1.07
801 - 820                                                 10        1,200,261.20                0.19
881 - 894                                                  1          114,111.00                0.02
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
117 - 120                                                  6     $    594,167.60                0.10
151 - 180                                                904       62,631,078.69               10.06
211 - 240                                                 38        5,084,844.13                0.82
271 - 300                                                  1          221,331.69                0.04
301 - 359                                              3,509      553,942,030.85               88.99
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                3,384     $464,508,249.90               74.62
PUD                                                      552       83,738,349.09               13.45
Condo                                                    302       37,318,052.82                6.00
Multi-Unit                                               220       36,908,801.15                5.93
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                4,222     $592,042,967.06               95.11
Investment (Non-Owner Occupied)                          180       21,744,840.20                3.49
Secondary                                                 35        4,349,633.52                0.70
Investment (Owner Occupied)                               21        4,336,012.18                0.70
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     2,323     $350,980,232.82               56.38
Purchase                                               1,697      205,150,712.02               32.96
Rate/Term Refinance                                      438       66,342,508.12               10.66
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
12.17 -  15.00                                             2     $    117,893.42                0.02
15.01 -  20.00                                             3          250,771.45                0.04
20.01 -  25.00                                            10          782,002.01                0.13
25.01 -  30.00                                             5          316,152.38                0.05
30.01 -  35.00                                            15        2,012,486.02                0.32
35.01 -  40.00                                            20        2,219,284.39                0.36
40.01 -  45.00                                            30        4,610,643.85                0.74
45.01 -  50.00                                            56        7,223,380.96                1.16
50.01 -  55.00                                            68        9,030,268.55                1.45
55.01 -  60.00                                           111       16,105,332.28                2.59
60.01 -  65.00                                           142       21,209,043.97                3.41
65.01 -  70.00                                           240       39,388,353.57                6.33
70.01 -  75.00                                           365       56,774,255.41                9.12
75.01 -  80.00                                         1,169      186,166,579.11               29.91
80.01 -  85.00                                           403       67,311,617.90               10.81
85.01 -  90.00                                           690      108,043,834.80               17.36
90.01 -  95.00                                           374       54,072,528.77                8.69
95.01 - 100.00                                           755       46,839,024.12                7.52
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                  121     $ 12,160,512.69                1.95
Arkansas                                                  32        2,729,154.05                0.44
California                                               862      171,949,881.06               27.62
Colorado                                                  88       13,406,090.20                2.15
Connecticut                                               83       12,288,538.28                1.97
Delaware                                                   8        1,177,452.47                0.19
District of Columbia                                      18        3,170,451.38                0.51
Florida                                                  771       93,997,737.65               15.10
Georgia                                                   74        8,710,991.02                1.40
Idaho                                                     36        3,168,227.96                0.51
Illinois                                                  77       11,664,098.99                1.87
Indiana                                                   55        5,314,767.18                0.85
Iowa                                                       7          936,159.67                0.15
Kansas                                                    23        2,499,714.87                0.40
Kentucky                                                  74        6,612,630.21                1.06
Louisiana                                                100       10,476,603.70                1.68
Maine                                                     15        2,005,377.67                0.32
Maryland                                                  94       17,025,385.01                2.74
Massachusetts                                             61       11,845,457.76                1.90
Michigan                                                 110       13,331,658.19                2.14
Minnesota                                                 51        7,155,004.22                1.15
Mississippi                                               52        4,336,535.44                0.70
Missouri                                                 101        8,515,907.72                1.37
Montana                                                    5          717,318.57                0.12
Nebraska                                                   5          388,370.12                0.06
Nevada                                                   121       15,853,178.42                2.55
New Hampshire                                             13        1,746,075.82                0.28
New Jersey                                                68       11,616,143.13                1.87
New Mexico                                                 6          871,133.76                0.14
New York                                                 113       19,846,996.30                3.19
North Carolina                                            94       10,139,180.51                1.63
Ohio                                                     225       25,766,540.13                4.14
Oklahoma                                                  43        3,932,336.07                0.63
Oregon                                                    62        7,638,128.95                1.23
Pennsylvania                                             118       14,152,518.77                2.27

(Continued on next page)

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State (Continued):                            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Rhode Island                                               2     $    405,419.55                0.07
South Carolina                                            53        6,457,693.63                1.04
South Dakota                                               2          157,793.96                0.03
Tennessee                                                 64        6,465,662.35                1.04
Texas                                                    215       23,908,188.11                3.84
Utah                                                      15        1,675,850.30                0.27
Vermont                                                    1          205,787.92                0.03
Virginia                                                 134       22,579,471.94                3.63
Washington                                               131       17,439,373.56                2.80
West Virginia                                             26        2,191,499.93                0.35
Wisconsin                                                 24        3,275,841.20                0.53
Wyoming                                                    5          564,612.57                0.09
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                     2,285     $300,516,570.61               48.28
Stated Income                                          1,446      212,312,675.18               34.11
No Documentation                                         502       72,134,480.25               11.59
No Income/No Asset Verification                          158       27,011,525.60                4.34
Limited Documentation                                     67       10,498,201.32                1.69
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
AA                                                         3     $    269,883.82                0.04
A+                                                     1,462      202,532,134.95               32.54
A                                                        333       46,208,644.90                7.42
A-                                                       241       35,377,786.45                5.68
Alt A                                                  1,789      252,018,568.43               40.49
B                                                        170       22,976,395.34                3.69
B-                                                        47        5,493,429.22                0.88
C                                                         10        1,155,308.03                0.19
FICO Enhanced                                            194       23,970,536.14                3.85
FICO Only                                                209       32,470,765.68                5.22
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                   2,423     $382,075,169.00               61.38
Fixed Rate Loan                                        2,035      240,398,283.96               38.62
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                1,086     $171,866,861.85               71.49
15 Year Balloon                                          526       33,008,807.34               13.73
15 Year Fixed-Rate Loan                                  378       29,622,271.35               12.32
20 Year Fixed-Rate Loan                                   38        5,084,844.13                2.12
10 Year Fixed-Rate Loan                                    6          594,167.60                0.25
25 Year Fixed-Rate Loan                                    1          221,331.69                0.09
----------------------------------------------------------------------------------------------------
Total                                                  2,035     $240,398,283.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                              2,241     $353,421,922.02               92.50
3/27 Loan Six-Month LIBOR                                179       27,976,616.49                7.32
Six-Month LIBOR                                            3          676,630.49                0.18
----------------------------------------------------------------------------------------------------
Total                                                  2,423     $382,075,169.00              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                             3,864     $599,659,394.09               96.33
Second Lien                                              594       22,814,058.87                3.67
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                    1,297     $165,765,294.17               26.63
12                                                        12        2,244,036.08                0.36
24                                                     1,446      216,131,306.53               34.72
36                                                       739      106,886,198.22               17.17
60                                                       964      131,446,617.96               21.12
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 3.990 -  4.000                                            1     $     77,887.42                0.01
 4.001 -  4.500                                            9        1,553,745.58                0.25
 4.501 -  5.000                                           82       16,181,459.91                2.60
 5.001 -  5.500                                          230       44,955,467.54                7.22
 5.501 -  6.000                                          550       98,066,935.91               15.75
 6.001 -  6.500                                          608      102,093,000.77               16.40
 6.501 -  7.000                                          724      116,886,457.14               18.78
 7.001 -  7.500                                          523       78,223,892.42               12.57
 7.501 -  8.000                                          478       63,503,371.57               10.20
 8.001 -  8.500                                          284       33,611,145.69                5.40
 8.501 -  9.000                                          263       28,258,062.63                4.54
 9.001 -  9.500                                          120       12,118,379.31                1.95
 9.501 - 10.000                                          127        7,873,141.51                1.26
10.001 - 10.500                                           63        3,309,490.89                0.53
10.501 - 11.000                                           89        4,232,384.76                0.68
11.001 - 11.500                                           69        3,310,883.80                0.53
11.501 - 12.000                                           67        2,407,011.76                0.39
12.001 - 12.500                                           47        1,440,839.60                0.23
12.501 - 13.000                                          100        3,542,872.22                0.57
13.001 - 13.500                                           17          560,443.00                0.09
13.501 - 14.000                                            7          266,579.53                0.04
----------------------------------------------------------------------------------------------------
Total                                                  4,458     $622,473,452.96              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
0.225 - 0.500                                              1     $    126,053.59                0.03
2.501 - 3.000                                              2          581,665.28                0.15
3.001 - 3.500                                              1           77,887.42                0.02
3.501 - 4.000                                             29        5,181,921.04                1.36
4.001 - 4.500                                            261       44,828,725.85               11.73
4.501 - 5.000                                            345       59,350,113.18               15.53
5.001 - 5.500                                            416       67,136,609.81               17.57
5.501 - 6.000                                            462       74,105,580.07               19.40
6.001 - 6.500                                            447       69,430,983.59               18.17
6.501 - 7.000                                            275       38,835,279.23               10.16
7.001 - 7.500                                            105       13,191,676.24                3.45
7.501 - 8.000                                             71        8,078,926.23                2.11
8.001 - 8.500                                              8        1,149,747.47                0.30
----------------------------------------------------------------------------------------------------
Total                                                  2,423     $382,075,169.00              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Maximum Loan Rates (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
10.990 - 11.000                                            1     $     77,887.42                0.02
11.001 - 11.500                                            6        1,006,181.70                0.26
11.501 - 12.000                                           43        8,754,091.30                2.29
12.001 - 12.500                                          127       25,424,221.71                6.65
12.501 - 13.000                                          314       55,870,718.09               14.62
13.001 - 13.500                                          371       63,980,972.79               16.75
13.501 - 14.000                                          441       72,679,491.43               19.02
14.001 - 14.500                                          330       51,693,596.64               13.53
14.501 - 15.000                                          334       47,089,477.76               12.32
15.001 - 15.500                                          195       24,478,317.77                6.41
15.501 - 16.000                                          158       19,589,116.03                5.13
16.001 - 16.500                                           65        7,738,630.33                2.03
16.501 - 17.000                                           28        2,492,067.79                0.65
17.001 - 17.500                                            7          720,105.66                0.19
17.501 - 18.000                                            2          160,403.61                0.04
18.001 - 18.125                                            1          319,888.97                0.08
----------------------------------------------------------------------------------------------------
Total                                                  2,423     $382,075,169.00              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                   % of Aggregate
                                                              Principal Balance   Principal Balance
                                               Number of      Outstanding as of   Outstanding as of
Minimum Loan Rates (%) (ARMs Only):          Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------
 3.990 -  4.000                                           1     $     77,887.42                0.02
 4.001 -  4.500                                           6        1,006,181.70                0.26
 4.501 -  5.000                                          43        8,754,091.30                2.29
 5.001 -  5.500                                         125       25,166,769.86                6.59
 5.501 -  6.000                                         310       55,206,352.82               14.45
 6.001 -  6.500                                         369       63,357,661.78               16.58
 6.501 -  7.000                                         442       73,009,885.57               19.11
 7.001 -  7.500                                         334       52,574,359.50               13.76
 7.501 -  8.000                                         334       46,851,616.14               12.26
 8.001 -  8.500                                         195       24,478,317.77                6.41
 8.501 -  9.000                                         160       20,041,885.43                5.25
 9.001 -  9.500                                          65        7,738,630.33                2.03
 9.501 - 10.000                                          29        2,611,131.14                0.68
10.001 - 10.500                                           7          720,105.66                0.19
10.501 - 11.000                                           2          160,403.61                0.04
11.001 - 11.125                                           1          319,888.97                0.08
---------------------------------------------------------------------------------------------------
Total                                                 2,423     $382,075,169.00              100.00
===================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                   % of Aggregate
                                                              Principal Balance   Principal Balance
                                               Number of      Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):            Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------
10/01/03                                                  1     $     82,269.08                0.02
11/01/03                                                  2          198,650.60                0.05
12/01/03                                                  2          172,679.78                0.05
02/01/04                                                  3          676,630.49                0.18
03/01/04                                                  1           99,885.79                0.03
12/01/04                                                  1          393,028.21                0.10
04/01/05                                                  2          269,645.69                0.07
05/01/05                                                  4          577,965.56                0.15
06/01/05                                                172       26,428,015.34                6.92
07/01/05                                                801      125,886,930.58               32.95
07/15/05                                                  1          375,986.61                0.10
08/01/05                                              1,252      198,583,564.78               51.97
08/10/05                                                  1          144,500.00                0.04
08/14/05                                                  1          208,800.00                0.05
06/01/06                                                 11        1,707,461.78                0.45
07/01/06                                                 53        8,098,601.57                2.12
08/01/06                                                115       18,170,553.14                4.76
---------------------------------------------------------------------------------------------------
Total                                                 2,423     $382,075,169.00              100.00
===================================================================================================

                                                                                   % of Aggregate
                                                              Principal Balance   Principal Balance
                                               Number of      Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):   Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------
1.000                                                     3     $    676,630.49                0.18
3.000                                                 2,420      381,398,538.51               99.82
---------------------------------------------------------------------------------------------------
Total                                                 2,423     $382,075,169.00              100.00
===================================================================================================

                                                                                   % of Aggregate
                                                              Principal Balance   Principal Balance
                                               Number of      Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------
1.000                                                 2,423     $382,075,169.00              100.00
---------------------------------------------------------------------------------------------------
Total                                                 2,423     $382,075,169.00              100.00
===================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                         Group I Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                  3,635
Aggregate Outstanding Principal Balance:   $517,142,989

                                                                 Minimum          Maximum
                                                                 -------          --------
Average Outstanding Principal Balance:         $142,268          $39,739          $439,673

Weighted Average Current Mortgage Rate:           6.912%           3.990%           11.500%

Arm Characteristics:
Weighted Average Gross Margin:                    5.675%           0.225%            8.000%
Weighted Average Maximum Loan Rate:              13.980%          10.990%           17.875%
Weighted Average Minimum Loan Rate:               6.987%           3.990%           10.875%
Weighted Average Initial Periodic Rate
   Cap:                                           2.998%           1.000%            3.000%
Weighted Average Periodic Rate Cap:               1.000%           1.000%            1.000%
Weighted Average Months To Roll:                     23 months         1 months         35 months

Weighted Average Original Term:                     346 months       120 months        360 months
Weighted Average Remaining Term:                    344 months       117 months        359 months
Weighted Average Credit Score:                      645              505               894
Weighted Average Combined Original LTV:           80.22%           12.17%           100.00%

First Pay Date:                            Jan 01, 2000   Sep 14, 2003
Maturity Date:                             Jun 01, 2013   Aug 14, 2033

Top State Concentrations ($): 24.51% California, 16.27% Florida, 4.59% Ohio Maximum Zip Code Concentration ($): 0.57% 93033

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 39,738.54 -  50,000.00                                  124     $  5,656,087.11                1.09
 50,000.01 - 100,000.00                                1,044       82,026,845.41               15.86
100,000.01 - 150,000.00                                1,110      137,477,496.29               26.58
150,000.01 - 200,000.00                                  647      112,696,628.40               21.79
200,000.01 - 250,000.00                                  377       84,050,186.59               16.25
250,000.01 - 300,000.00                                  243       66,528,630.65               12.86
300,000.01 - 350,000.00                                   84       26,360,677.86                5.10
350,000.01 - 400,000.00                                    3        1,083,927.28                0.21
400,000.01 - 439,673.46                                    3        1,262,509.60                0.24
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                        1     $     86,713.39                0.02
501 - 520                                                  9        1,133,729.08                0.22
521 - 540                                                154       20,279,115.41                3.92
541 - 560                                                255       34,704,020.12                6.71
561 - 580                                                284       37,281,569.92                7.21
581 - 600                                                331       42,864,774.92                8.29
601 - 620                                                311       41,969,816.98                8.12
621 - 640                                                422       59,977,023.60               11.60
641 - 660                                                434       64,113,938.23               12.40
661 - 680                                                465       68,565,024.55               13.26
681 - 700                                                320       49,323,824.46                9.54
701 - 720                                                217       33,245,543.03                6.43
721 - 740                                                178       26,121,380.06                5.05
741 - 760                                                122       17,669,842.24                3.42
761 - 780                                                 88       13,431,857.47                2.60
781 - 800                                                 33        5,060,443.53                0.98
801 - 820                                                 10        1,200,261.20                0.23
881 - 894                                                  1          114,111.00                0.02
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
117 - 120                                                  6     $    594,167.60                0.11
151 - 180                                                301       36,793,814.27                7.11
211 - 240                                                 37        4,751,153.69                0.92
271 - 300                                                  1          221,331.69                0.04
301 - 359                                              3,290      474,782,521.94               91.81
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                2,803     $390,532,939.02               75.52
PUD                                                      400       61,850,898.13               11.96
Multi-Unit                                               199       34,837,553.99                6.74
Condo                                                    233       29,921,598.05                5.79
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                3,406     $488,618,959.41               94.48
Investment (Non-Owner Occupied)                          174       19,863,374.41                3.84
Secondary                                                 35        4,349,633.52                0.84
Investment (Owner Occupied)                               20        4,311,021.85                0.83
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                     2,116     $301,182,368.47               58.24
Purchase                                               1,127      161,798,589.76               31.29
Rate/Term Refinance                                      392       54,162,030.96               10.47
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
12.17 -  15.00                                             2          117,893.42                0.02
15.01 -  20.00                                             3          250,771.45                0.05
20.01 -  25.00                                            10          782,002.01                0.15
25.01 -  30.00                                             4          201,290.81                0.04
30.01 -  35.00                                            14        1,393,118.13                0.27
35.01 -  40.00                                            19        1,819,550.07                0.35
40.01 -  45.00                                            29        4,111,265.78                0.79
45.01 -  50.00                                            54        6,474,787.13                1.25
50.01 -  55.00                                            64        7,576,156.66                1.47
55.01 -  60.00                                           106       14,423,307.06                2.79
60.01 -  65.00                                           135       18,668,958.91                3.61
65.01 -  70.00                                           225       33,174,217.47                6.41
70.01 -  75.00                                           337       46,165,470.40                8.93
75.01 -  80.00                                         1,104      163,615,814.33               31.64
80.01 -  85.00                                           364       51,888,907.15               10.03
85.01 -  90.00                                           647       94,946,625.28               18.36
90.01 -  95.00                                           321       47,251,076.75                9.14
95.01 - 100.00                                           197       24,281,776.38                4.70
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   84     $  9,846,820.25                1.90
Arkansas                                                  27        2,620,768.75                0.51
California                                               637      126,740,195.46               24.51
Colorado                                                  67       11,073,789.35                2.14
Connecticut                                               70       10,431,775.32                2.02
Delaware                                                   7        1,117,734.36                0.22
District of Columbia                                      17        2,387,371.83                0.46
Florida                                                  670       84,124,040.11               16.27
Georgia                                                   65        8,082,924.07                1.56
Idaho                                                     28        2,969,989.75                0.57
Illinois                                                  69       10,671,106.90                2.06
Indiana                                                   49        5,055,197.38                0.98
Iowa                                                       6          869,750.98                0.17
Kansas                                                    22        2,472,646.07                0.48
Kentucky                                                  59        6,256,749.23                1.21
Louisiana                                                 88        9,742,347.14                1.88
Maine                                                     14        1,977,552.17                0.38
Maryland                                                  74       13,390,970.08                2.59
Massachusetts                                             53        9,691,528.17                1.87
Michigan                                                 101       11,462,790.48                2.22
Minnesota                                                 40        6,255,646.01                1.21
Mississippi                                               48        4,240,157.26                0.82
Missouri                                                  84        8,034,782.96                1.55
Montana                                                    5          717,318.57                0.14
Nebraska                                                   4          356,794.16                0.07
Nevada                                                    83       13,292,829.08                2.57
New Hampshire                                             10        1,553,262.75                0.30
New Jersey                                                61       10,302,008.17                1.99
New Mexico                                                 3          471,010.38                0.09
New York                                                  98       16,761,206.32                3.24
North Carolina                                            77        8,719,453.04                1.69
Ohio                                                     202       23,751,238.64                4.59
Oklahoma                                                  38        3,476,845.95                0.67
Oregon                                                    45        6,356,150.58                1.23

(Continued on next page)

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State (Continued):                            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Pennsylvania                                             108     $ 12,690,901.14                2.45
Rhode Island                                               2          405,419.55                0.08
South Carolina                                            39        4,350,383.68                0.84
South Dakota                                               2          157,793.96                0.03
Tennessee                                                 61        6,019,906.71                1.16
Texas                                                    151       18,335,550.81                3.55
Utah                                                       8        1,101,571.16                0.21
Vermont                                                    1          205,787.92                0.04
Virginia                                                 103       16,718,054.91                3.23
Washington                                               104       16,353,727.11                3.16
West Virginia                                             25        2,096,445.25                0.41
Wisconsin                                                 22        2,900,073.54                0.56
Wyoming                                                    4          532,621.73                0.10
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Full Documentation                                     1,975     $261,288,155.90               50.53
Stated Income                                          1,025      160,253,134.11               30.99
No Documentation                                         424       61,168,714.23               11.83
No Income/No Asset Verification                          148       24,998,687.28                4.83
Limited Documentation                                     63        9,434,297.67                1.82
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
AA                                                         2     $    172,679.78                0.03
A+                                                     1,177      166,881,779.24               32.27
A                                                        322       43,908,239.17                8.49
A-                                                       232       32,199,451.04                6.23
Alt A                                                  1,306      196,790,264.27               38.05
B                                                        161       20,084,171.99                3.88
B-                                                        46        5,415,073.18                1.05
C                                                         10        1,155,308.03                0.22
FICO Enhanced                                            185       22,560,037.58                4.36
FICO Only                                                194       27,975,984.91                5.41
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                   2,278     $330,248,449.64               63.86
Fixed Rate Loan                                        1,357      186,894,539.55               36.14
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                1,012     $144,534,072.30               77.33
15 Year Fixed-Rate Loan                                  188       21,638,959.36               11.58
15 Year Balloon                                          113       15,154,854.91                8.11
20 Year Fixed-Rate Loan                                   37        4,751,153.69                2.54
10 Year Fixed-Rate Loan                                    6          594,167.60                0.32
25 Year Fixed-Rate Loan                                    1          221,331.69                0.12
----------------------------------------------------------------------------------------------------
Total                                                  1,357     $186,894,539.55              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                              2,109     $305,384,467.82               92.47
3/27 Loan Six-Month LIBOR                                167       24,546,058.28                7.43
Six-Month LIBOR                                            2          317,923.54                0.10
----------------------------------------------------------------------------------------------------
Total                                                  2,278     $330,248,449.64              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                             3,635     $517,142,989.19              100.00
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      836     $123,554,858.01               23.89
12                                                        10        2,106,080.72                0.41
24                                                     1,234      180,891,594.97               34.98
36                                                       662       93,444,324.22               18.07
60                                                       893      117,146,131.27               22.65
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 3.990 -  4.000                                            1     $     77,887.42                0.02
 4.001 -  4.500                                            8        1,174,794.51                0.23
 4.501 -  5.000                                           70       12,097,896.08                2.34
 5.001 -  5.500                                          208       35,183,911.58                6.80
 5.501 -  6.000                                          505       79,283,083.29               15.33
 6.001 -  6.500                                          564       85,459,349.81               16.53
 6.501 -  7.000                                          676      100,492,970.50               19.43
 7.001 -  7.500                                          499       71,873,049.86               13.90
 7.501 -  8.000                                          455       58,243,563.54               11.26
 8.001 -  8.500                                          263       31,369,475.23                6.07
 8.501 -  9.000                                          227       25,258,611.12                4.88
 9.001 -  9.500                                           87       10,246,136.35                1.98
 9.501 - 10.000                                           47        4,224,801.97                0.82
10.001 - 10.500                                           14        1,245,740.40                0.24
10.501 - 11.000                                            8          654,308.16                0.13
11.001 - 11.500                                            3          257,409.37                0.05
----------------------------------------------------------------------------------------------------
Total                                                  3,635     $517,142,989.19              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
------------------------------------------------------------------------------------------------------
0.225 - 0.500                                              1     $    126,053.59                0.04
2.501 - 3.000                                              1          188,637.07                0.06
3.001 - 3.500                                              1           77,887.42                0.02
3.501 - 4.000                                             26        4,086,680.88                1.24
4.001 - 4.500                                            244       37,525,177.46               11.36
4.501 - 5.000                                            316       48,470,142.25               14.68
5.001 - 5.500                                            395       60,268,053.15               18.25
5.501 - 6.000                                            431       62,762,017.51               19.00
6.001 - 6.500                                            427       61,885,568.18               18.74
6.501 - 7.000                                            261       33,928,267.33               10.27
7.001 - 7.500                                            104       12,851,038.57                3.89
7.501 - 8.000                                             71        8,078,926.23                2.45
----------------------------------------------------------------------------------------------------
Total                                                  2,278     $330,248,449.64              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Maximum Loan Rates (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
10.990 - 11.000                                            1     $     77,887.42                0.02
11.001 - 11.500                                            5          627,230.63                0.19
11.501 - 12.000                                           37        6,479,654.38                1.96
12.001 - 12.500                                          113       19,019,142.84                5.76
12.501 - 13.000                                          292       46,880,430.91               14.20
13.001 - 13.500                                          345       54,597,245.59               16.53
13.501 - 14.000                                          411       62,008,364.11               18.78
14.001 - 14.500                                          314       46,274,418.89               14.01
14.501 - 15.000                                          322       42,753,285.56               12.95
15.001 - 15.500                                          191       23,235,142.51                7.04
15.501 - 16.000                                          152       18,053,482.42                5.47
16.001 - 16.500                                           62        7,211,384.20                2.18
16.501 - 17.000                                           25        2,209,227.96                0.67
17.001 - 17.500                                            7          720,105.66                0.22
17.501 - 17.875                                            1          101,446.56                0.03
----------------------------------------------------------------------------------------------------
Total                                                  2,278     $330,248,449.64              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Minimum Loan Rates (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 3.990 -  4.000                                            1     $     77,887.42                0.02
 4.001 -  4.500                                            5          627,230.63                0.19
 4.501 -  5.000                                           37        6,479,654.38                1.96
 5.001 -  5.500                                          111       18,761,690.99                5.68
 5.501 -  6.000                                          288       46,216,065.64               13.99
 6.001 -  6.500                                          343       53,973,934.58               16.34
 6.501 -  7.000                                          412       62,338,758.25               18.88
 7.001 -  7.500                                          318       47,155,181.75               14.28
 7.501 -  8.000                                          324       42,990,868.14               13.02
 8.001 -  8.500                                          191       23,235,142.51                7.04
 8.501 -  9.000                                          153       18,149,870.97                5.50
 9.001 -  9.500                                           62        7,211,384.20                2.18
 9.501 - 10.000                                           25        2,209,227.96                0.67
10.001 - 10.500                                            7          720,105.66                0.22
10.501 - 10.875                                            1          101,446.56                0.03
----------------------------------------------------------------------------------------------------
Total                                                  2,278     $330,248,449.64              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
10/01/03                                                   1     $     82,269.08                0.02
11/01/03                                                   1          101,446.56                0.03
12/01/03                                                   2          172,679.78                0.05
02/01/04                                                   2          317,923.54                0.10
03/01/04                                                   1           99,885.79                0.03
04/01/05                                                   1          121,314.53                0.04
05/01/05                                                   4          577,965.56                0.18
06/01/05                                                 166       24,044,898.24                7.28
07/01/05                                                 753      109,323,390.06               33.10
08/01/05                                               1,178      170,507,318.22               51.63
08/10/05                                                   1          144,500.00                0.04
08/14/05                                                   1          208,800.00                0.06
06/01/06                                                  11        1,707,461.78                0.52
07/01/06                                                  49        7,150,577.43                2.17
08/01/06                                                 107       15,688,019.07                4.75
----------------------------------------------------------------------------------------------------
Total                                                  2,278     $330,248,449.64              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                      2     $    317,923.54                0.10
3.000                                                  2,276      329,930,526.10               99.90
----------------------------------------------------------------------------------------------------
Total                                                  2,278     $330,248,449.64              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                  2,278     $330,248,449.64              100.00
----------------------------------------------------------------------------------------------------
Total                                                  2,278     $330,248,449.64              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                         Group II Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                      205
Aggregate Outstanding Principal Balance:      $74,205,859

                                                                   Minimum          Maximum
                                                                   -------          --------
Average Outstanding Principal Balance:           $361,980          $58,957          $908,980

Weighted Average Current Mortgage Rate:             6.491%           4.625%           11.125%

Arm Characteristics:

Weighted Average Gross Margin:                      5.511%           2.750%            8.500%
Weighted Average Maximum Loan Rate:                13.598%          11.625%           18.125%
Weighted Average Minimum Loan Rate:                 6.608%           4.625%           11.125%
Weighted Average Initial Periodic Rate Cap:         2.984%           1.000%            3.000%
Weighted Average Periodic Rate Cap:                 1.000%           1.000%            1.000%
Weighted Average Months To Roll:                       23 months         2 months         35 months

Weighted Average Original Term:                       353 months       180 months        360 months
Weighted Average Remaining Term:                      351 months       177 months        359 months
Weighted Average Credit Score:                        653              528               788
Weighted Average Combined Original LTV:             79.16%           28.75%           100.00%

First Pay Date:                                                      Jun 01, 2001      Sep 01, 2003
Maturity Date:                                                       Jun 01, 2018      Aug 01, 2033

Top State Concentrations ($): 46.15% California, 9.10% Florida, 6.83% Virginia Maximum Zip Code Concentration ($): 1.54% 92691

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 58,957.05 - 100,000.00                                   23      $ 1,822,626.70                2.46
100,000.01 - 150,000.00                                    8          966,213.68                1.30
300,000.01 - 350,000.00                                   47       15,793,943.89               21.28
350,000.01 - 400,000.00                                   59       22,098,142.24               29.78
400,000.01 - 450,000.00                                   33       14,040,213.79               18.92
450,000.01 - 500,000.00                                   15        7,194,093.39                9.69
500,000.01 - 550,000.00                                    5        2,625,581.41                3.54
550,000.01 - 600,000.00                                    7        4,018,358.98                5.42
600,000.01 - 650,000.00                                    3        1,877,453.11                2.53
650,000.01 - 700,000.00                                    2        1,334,713.67                1.80
700,000.01 - 750,000.00                                    1          742,458.73                1.00
750,000.01 - 800,000.00                                    1          783,079.55                1.06
900,000.01 - 908,980.30                                    1          908,980.30                1.22
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
528 - 540                                                  5      $   774,189.82                1.04
541 - 560                                                 13        4,488,400.87                6.05
561 - 580                                                 14        4,311,078.53                5.81
581 - 600                                                 13        3,797,292.83                5.12
601 - 620                                                 13        4,107,598.14                5.54
621 - 640                                                 28        9,059,693.77               12.21
641 - 660                                                 35       13,327,743.94               17.96
661 - 680                                                 26       11,175,841.65               15.06
681 - 700                                                 21        8,758,776.67               11.80
701 - 720                                                 17        6,674,158.80                8.99
721 - 740                                                  9        3,495,676.94                4.71
741 - 760                                                  4        1,772,002.98                2.39
761 - 780                                                  4        1,508,867.64                2.03
781 - 788                                                  3          954,536.86                1.29
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
177 - 180                                                  9      $ 2,755,005.81                3.71
211 - 240                                                  1          333,690.44                0.45
301 - 359                                                195       71,117,163.19               95.84
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                  148      $52,760,182.51               71.10
PUD                                                       40       15,747,965.97               21.22
Condo                                                     12        4,240,335.41                5.71
Multi-Unit                                                 5        1,457,375.55                1.96
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                  199      $72,324,393.65               97.46
Investment (Non-Owner Occupied)                            6        1,881,465.79                2.54
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Cash Out Refinance                                       119      $43,001,680.85               57.95
Purchase                                                  60       20,976,107.48               28.27
Rate/Term Refinance                                       26       10,228,071.11               13.78
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
28.75 -  30.00                                             1      $   114,861.57                0.15
30.01 -  35.00                                             1          619,367.89                0.83
35.01 -  40.00                                             1          399,734.32                0.54
40.01 -  45.00                                             1          499,378.07                0.67
45.01 -  50.00                                             2          748,593.83                1.01
50.01 -  55.00                                             3        1,267,311.81                1.71
55.01 -  60.00                                             4        1,259,499.21                1.70
60.01 -  65.00                                             7        2,540,085.06                3.42
65.01 -  70.00                                            13        5,490,204.08                7.40
70.01 -  75.00                                            23        8,527,057.05               11.49
75.01 -  80.00                                            58       20,562,568.10               27.71
80.01 -  85.00                                            35       14,015,863.03               18.89
85.01 -  90.00                                            33       11,423,656.66               15.39
90.01 -  95.00                                            17        5,545,003.30                7.47
95.01 - 100.00                                             6        1,192,675.46                1.61
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                    4      $ 1,288,446.46                1.74
California                                                85       34,248,086.72               46.15
Colorado                                                   4        1,559,672.49                2.10
Connecticut                                                3        1,067,960.37                1.44
District of Columbia                                       1          783,079.55                1.06
Florida                                                   17        6,751,510.36                9.10
Georgia                                                    1          375,816.44                0.51
Illinois                                                   3          819,508.72                1.10
Indiana                                                    1           97,204.04                0.13
Louisiana                                                  2          434,518.24                0.59
Maryland                                                   8        3,072,180.32                4.14
Massachusetts                                              5        1,619,161.65                2.18
Michigan                                                   5        1,671,264.32                2.25
Minnesota                                                  2          475,444.20                0.64
Nevada                                                     1          407,532.01                0.55
New Hampshire                                              1           84,859.96                0.11
New Jersey                                                 3        1,125,062.02                1.52
New Mexico                                                 1          327,703.49                0.44
New York                                                   9        2,822,126.89                3.80
North Carolina                                             3        1,000,297.55                1.35
Ohio                                                       4        1,157,551.92                1.56
Oklahoma                                                   1          359,450.46                0.48
Oregon                                                     2          799,342.95                1.08
Pennsylvania                                               2          835,267.30                1.13
South Carolina                                             4        1,748,968.37                2.36
Tennessee                                                  1          397,951.30                0.54
Texas                                                     20        3,715,648.88                5.01
Virginia                                                  11        5,065,187.78                6.83
West Virginia                                              1           95,054.68                0.13
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Stated Income                                             93      $37,562,548.99               50.62
Full Documentation                                        86       26,913,914.75               36.27
No Documentation                                          19        7,221,736.00                9.73
No Income/No Asset Verification                            4        1,472,861.01                1.98
Limited Documentation                                      3        1,034,798.69                1.39
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
AA                                                         1      $    97,204.04                0.13
A+                                                        74       26,415,749.31               35.60
A                                                         10        2,280,424.05                3.07
A-                                                         8        2,769,027.69                3.73
Alt A                                                     86       35,696,633.77               48.10
B                                                          7        1,953,412.02                2.63
FICO Enhanced                                              8        1,351,360.75                1.82
FICO Only                                                 11        3,642,047.81                4.91
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                     129      $46,082,263.50               62.10
Fixed Rate Loan                                           76       28,123,595.94               37.90
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                                   66      $25,034,899.69               89.02
15 Year Fixed-Rate Loan                                    5        1,532,497.00                5.45
15 Year Balloon                                            4        1,222,508.81                4.35
20 Year Fixed-Rate Loan                                    1          333,690.44                1.19
----------------------------------------------------------------------------------------------------
Total                                                     76      $28,123,595.94              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                                119      $43,111,665.76               93.55
3/27 Loan Six-Month LIBOR                                  9        2,611,890.79                5.67
Six-Month LIBOR                                            1          358,706.95                0.78
----------------------------------------------------------------------------------------------------
Total                                                    129      $46,082,263.50              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
First Lien                                               205      $74,205,859.44              100.00
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                       78      $25,404,248.27               34.23
24                                                        63       25,742,267.43               34.69
36                                                        29       10,888,250.51               14.67
60                                                        35       12,171,093.23               16.40
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.625 -  5.000                                           11      $ 3,759,294.38                5.07
 5.001 -  5.500                                           19        8,655,808.99               11.66
 5.501 -  6.000                                           40       17,069,575.46               23.00
 6.001 -  6.500                                           39       14,463,229.17               19.49
 6.501 -  7.000                                           42       15,162,690.86               20.43
 7.001 -  7.500                                           17        5,268,483.77                7.10
 7.501 -  8.000                                           14        4,896,075.20                6.60
 8.001 -  8.500                                            5        1,361,991.20                1.84
 8.501 -  9.000                                            8        1,977,611.49                2.67
 9.001 -  9.500                                            3          765,217.42                1.03
 9.501 - 10.000                                            5          447,035.48                0.60
10.501 - 11.000                                            1           58,957.05                0.08
11.001 - 11.125                                            1          319,888.97                0.43
----------------------------------------------------------------------------------------------------
Total                                                    205      $74,205,859.44              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2.750 - 3.000                                              1      $   393,028.21                0.85
3.501 - 4.000                                              2          716,289.09                1.55
4.001 - 4.500                                             15        6,781,170.79               14.72
4.501 - 5.000                                             26        9,778,438.50               21.22
5.001 - 5.500                                             16        5,039,635.47               10.94
5.501 - 6.000                                             31       11,343,562.56               24.62
6.001 - 6.500                                             18        6,596,705.65               14.32
6.501 - 7.000                                             12        4,062,111.44                8.81
7.001 - 7.500                                              1          340,637.67                0.74
8.001 - 8.500                                              7        1,030,684.12                2.24
----------------------------------------------------------------------------------------------------
Total                                                    129      $46,082,263.50              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Maximum Loan Rates (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11.625 - 12.000                                            6      $ 2,274,436.92                4.94
12.001 - 12.500                                           14        6,405,078.87               13.90
12.501 - 13.000                                           18        7,761,614.41               16.84
13.001 - 13.500                                           22        7,712,329.99               16.74
13.501 - 14.000                                           27        9,601,319.32               20.84
14.001 - 14.500                                           14        4,497,887.60                9.76
14.501 - 15.000                                           12        4,336,192.20                9.41
15.001 - 15.500                                            3          887,901.95                1.93
15.501 - 16.000                                            5        1,416,570.26                3.07
16.001 - 16.500                                            3          527,246.13                1.14
16.501 - 17.000                                            3          282,839.83                0.61
17.501 - 18.000                                            1           58,957.05                0.13
18.001 - 18.125                                            1          319,888.97                0.69
----------------------------------------------------------------------------------------------------
Total                                                    129      $46,082,263.50              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Minimum Loan Rates (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.625 -  5.000                                            6      $ 2,274,436.92                4.94
 5.001 -  5.500                                           14        6,405,078.87               13.90
 5.501 -  6.000                                           18        7,761,614.41               16.84
 6.001 -  6.500                                           22        7,712,329.99               16.74
 6.501 -  7.000                                           27        9,601,319.32               20.84
 7.001 -  7.500                                           14        4,497,887.60                9.76
 7.501 -  8.000                                           10        3,860,748.00                8.38
 8.001 -  8.500                                            3          887,901.95                1.93
 8.501 -  9.000                                            7        1,892,014.46                4.11
 9.001 -  9.500                                            3          527,246.13                1.14
 9.501 - 10.000                                            3          282,839.83                0.61
10.501 - 11.000                                            1           58,957.05                0.13
11.001 - 11.125                                            1          319,888.97                0.69
----------------------------------------------------------------------------------------------------
Total                                                    129      $46,082,263.50              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11/01/03                                                   1      $    97,204.04                0.21
02/01/04                                                   1          358,706.95                0.78
12/01/04                                                   1          393,028.21                0.85
04/01/05                                                   1          148,331.16                0.32
06/01/05                                                   4        1,642,632.19                3.56
07/01/05                                                  45       15,367,074.24               33.35
07/15/05                                                   1          375,986.61                0.82
08/01/05                                                  66       25,087,409.31               54.44
07/01/06                                                   2          474,604.37                1.03
08/01/06                                                   7        2,137,286.42                4.64
----------------------------------------------------------------------------------------------------
Total                                                    129      $46,082,263.50              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                      1      $   358,706.95                0.78
3.000                                                    128       45,723,556.55               99.22
----------------------------------------------------------------------------------------------------
Total                                                    129      $46,082,263.50              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------
1.000                                                    129      $46,082,263.50              100.00
-----------------------------------------------------------------------------------------------------
Total                                                    129      $46,082,263.50              100.00
=====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                        Group III Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                      618
Aggregate Outstanding Principal Balance:      $31,124,604

                                                                   Minimum           Maximum
                                                                   -------          --------
Average Outstanding Principal Balance:            $50,363          $10,495          $499,526

Weighted Average Current Mortgage Rate:             9.785%           4.250%           14.000%

Arm Characteristics:
Weighted Average Gross Margin:                      5.401%           3.875%            8.125%
Weighted Average Maximum Loan Rate:                13.532%          11.250%           15.750%
Weighted Average Minimum Loan Rate:                 6.553%           4.250%            9.750%
Weighted Average Initial Periodic Rate Cap:         3.000%           3.000%            3.000%
Weighted Average Periodic Rate Cap:                 1.000%           1.000%            1.000%
Weighted Average Months To Roll:                       24 months        21 months         35 months

Weighted Average Original Term:                       227 months       180 months        360 months
Weighted Average Remaining Term:                      225 months       175 months        359 months
Weighted Average Credit Score:                        684              524               799
Weighted Average Combined Original LTV:             93.70%           52.68%           100.00%

First Pay Date:                                               May 01, 2003      Sep 01, 2003
Maturity Date:                                                Apr 01, 2018      Aug 01, 2033

Top State Concentrations ($):       35.22%  California, 10.03%  Florida, 6.92%  Nevada
Maximum Zip Code Concentration ($):  1.79%  89131

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Principal Balances ($):                       Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 10,494.57 -  50,000.00                                  451      $13,481,622.29               43.31
 50,000.01 - 100,000.00                                  145        9,473,880.79               30.44
100,000.01 - 150,000.00                                    1          119,063.35                0.38
150,000.01 - 200,000.00                                    1          186,800.08                0.60
300,000.01 - 350,000.00                                    6        1,989,240.26                6.39
350,000.01 - 400,000.00                                    6        2,187,534.95                7.03
400,000.01 - 450,000.00                                    4        1,712,680.91                5.50
450,000.01 - 499,525.58                                    4        1,973,781.70                6.34
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Credit Score:                                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
524 - 540                                                  2      $   567,983.19                1.82
561 - 580                                                  6        1,852,335.82                5.95
601 - 620                                                  3          119,501.38                0.38
621 - 640                                                 53        2,395,483.89                7.70
641 - 660                                                 57        2,189,028.79                7.03
661 - 680                                                150        6,314,646.39               20.29
681 - 700                                                111        6,131,460.63               19.70
701 - 720                                                 99        4,639,365.18               14.91
721 - 740                                                 77        3,554,553.46               11.42
741 - 760                                                 29        1,313,866.83                4.22
761 - 780                                                 22        1,396,787.62                4.49
781 - 799                                                  9          649,591.15                2.09
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Remaining Terms (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
175 - 180                                                594      $23,082,258.61               74.16
301 - 359                                                 24        8,042,345.72               25.84
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Property Type:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Single Family Residence                                  433      $21,215,128.37               68.16
PUD                                                      112        6,139,484.99               19.73
Condo                                                     57        3,156,119.36               10.14
Multi-Unit                                                16          613,871.61                1.97
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Occupancy Status:                             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Primary                                                  617      $31,099,614.00               99.92
Investment (Owner Occupied)                                1           24,990.33                0.08
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Use of Proceeds:                              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Purchase                                                 510      $22,376,014.78               71.89
Cash Out Refinance                                        88        6,796,183.50               21.84
Rate/Term Refinance                                       20        1,952,406.05                6.27
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
52.68 -  55.00                                             1      $   186,800.08                0.60
55.01 -  60.00                                             1          422,526.01                1.36
65.01 -  70.00                                             2          723,932.02                2.33
70.01 -  75.00                                             5        2,081,727.96                6.69
75.01 -  80.00                                             7        1,988,196.68                6.39
80.01 -  85.00                                             4        1,406,847.72                4.52
85.01 -  90.00                                            10        1,673,552.86                5.38
90.01 -  95.00                                            36        1,276,448.72                4.10
95.01 - 100.00                                           552       21,364,572.28               68.64
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
State:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Arizona                                                   33      $ 1,025,245.98                3.29
Arkansas                                                   5          108,385.30                0.35
California                                               140       10,961,598.88               35.22
Colorado                                                  17          772,628.36                2.48
Connecticut                                               10          788,802.59                2.53
Delaware                                                   1           59,718.11                0.19
Florida                                                   84        3,122,187.18               10.03
Georgia                                                    8          252,250.51                0.81
Idaho                                                      8          198,238.21                0.64
Illinois                                                   5          173,483.37                0.56
Indiana                                                    5          162,365.76                0.52
Iowa                                                       1           66,408.69                0.21
Kansas                                                     1           27,068.80                0.09
Kentucky                                                  15          355,880.98                1.14
Louisiana                                                 10          299,738.32                0.96
Maine                                                      1           27,825.50                0.09
Maryland                                                  12          562,234.61                1.81
Massachusetts                                              3          534,767.94                1.72
Michigan                                                   4          197,603.39                0.63
Minnesota                                                  9          423,914.01                1.36
Mississippi                                                4           96,378.18                0.31
Missouri                                                  17          481,124.76                1.55
Nebraska                                                   1           31,575.96                0.10
Nevada                                                    37        2,152,817.33                6.92
New Hampshire                                              2          107,953.11                0.35
New Jersey                                                 4          189,072.94                0.61
New Mexico                                                 2           72,419.89                0.23
New York                                                   6          263,663.09                0.85
North Carolina                                            14          419,429.92                1.35
Ohio                                                      19          857,749.57                2.76
Oklahoma                                                   4           96,039.66                0.31
Oregon                                                    15          482,635.42                1.55
Pennsylvania                                               8          626,350.33                2.01
South Carolina                                            10          358,341.58                1.15

(Continued on next page)

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
State (Continued):                            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Tennessee                                                  2      $    47,804.34                0.15
Texas                                                     44        1,856,988.42                5.97
Utah                                                       7          574,279.14                1.85
Virginia                                                  20          796,229.25                2.56
Washington                                                27        1,085,646.45                3.49
Wisconsin                                                  2          375,767.66                1.21
Wyoming                                                    1           31,990.84                0.10
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Documentation:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Stated Income                                            328      $14,496,992.08               46.58
Full Documentation                                       224       12,314,499.96               39.57
No Documentation                                          59        3,744,030.02               12.03
No Income/No Asset Verification                            6          539,977.31                1.73
Limited Documentation                                      1           29,104.96                0.09
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Grade:                                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
A+                                                       211        9,234,606.40               29.67
A                                                          1      $    19,981.68                0.06
A-                                                         1          409,307.72                1.32
Alt A                                                    397       19,531,670.39               62.75
B                                                          2          938,811.33                3.02
B-                                                         1           78,356.04                0.25
FICO Enhanced                                              1           59,137.81                0.19
FICO Only                                                  4          852,732.96                2.74
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Loan Type:                                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Adjustable Rate Loan                                      16      $ 5,744,455.86               18.46
Fixed Rate Loan                                          602       25,380,148.47               81.54
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Fixed Rate Loan Types:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
15 Year Balloon                                          409      $16,631,443.62               65.53
15 Year Fixed-Rate Loan                                  185        6,450,814.99               25.42
30 Year Fixed-Rate Loan                                    8        2,297,889.86                9.05
----------------------------------------------------------------------------------------------------
Total                                                    602      $25,380,148.47              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Adjustable Rate Loan Types:                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                                 13       $4,925,788.44               85.75
3/27 Loan Six-Month LIBOR                                  3          818,667.42               14.25
----------------------------------------------------------------------------------------------------
Total                                                     16       $5,744,455.86              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Lien Position:                                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
Second Lien                                              594      $22,814,058.87               73.30
First Lien                                                24        8,310,545.46               26.70
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                    % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Prepayment Term (months):                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
N/A                                                      383      $16,806,187.89               54.00
12                                                         2          137,955.36                0.44
24                                                       149        9,497,444.13               30.51
36                                                        48        2,553,623.49                8.20
60                                                        36        2,129,393.46                6.84
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
 4.250 -  4.500                                            1      $   378,951.07                1.22
 4.501 -  5.000                                            1          324,269.45                1.04
 5.001 -  5.500                                            3        1,115,746.97                3.58
 5.501 -  6.000                                            5        1,714,277.16                5.51
 6.001 -  6.500                                            5        2,170,421.79                6.97
 6.501 -  7.000                                            6        1,230,795.78                3.95
 7.001 -  7.500                                            7        1,082,358.79                3.48
 7.501 -  8.000                                            9          363,732.83                1.17
 8.001 -  8.500                                           16          879,679.26                2.83
 8.501 -  9.000                                           28        1,021,840.02                3.28
 9.001 -  9.500                                           30        1,107,025.54                3.56
 9.501 - 10.000                                           75        3,201,304.06               10.29
10.001 - 10.500                                           49        2,063,750.49                6.63
10.501 - 11.000                                           80        3,519,119.55               11.31
11.001 - 11.500                                           65        2,733,585.46                8.78
11.501 - 12.000                                           67        2,407,011.76                7.73
12.001 - 12.500                                           47        1,440,839.60                4.63
12.501 - 13.000                                          100        3,542,872.22               11.38
13.001 - 13.500                                           17          560,443.00                1.80
13.501 - 14.000                                            7          266,579.53                0.86
----------------------------------------------------------------------------------------------------
Total                                                    618      $31,124,604.33              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.875 - 4.000                                              1       $  378,951.07                6.60
4.001 - 4.500                                              2          522,377.60                9.09
4.501 - 5.000                                              3        1,101,532.43               19.18
5.001 - 5.500                                              5        1,828,921.19               31.84
6.001 - 6.500                                              2          948,709.76               16.52
6.501 - 7.000                                              2          844,900.46               14.71
8.001 - 8.125                                              1          119,063.35                2.07
----------------------------------------------------------------------------------------------------
Total                                                     16       $5,744,455.86              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                 Number of     Outstanding as of   Outstanding as of
Maximum Loan Rates (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
11.250 - 11.500                                            1       $  378,951.07                6.60
12.501 - 13.000                                            4        1,228,672.77               21.39
13.001 - 13.500                                            4        1,671,397.21               29.10
13.501 - 14.000                                            3        1,069,808.00               18.62
14.001 - 14.500                                            2          921,290.15               16.04
15.001 - 15.500                                            1          355,273.31                6.18
15.501 - 15.750                                            1          119,063.35                2.07
----------------------------------------------------------------------------------------------------
Total                                                     16       $5,744,455.86              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Minimum Loan Rates (%) (ARMs Only):           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
4.250 - 4.500                                              1       $  378,951.07                6.60
5.501 - 6.000                                              4        1,228,672.77               21.39
6.001 - 6.500                                              4        1,671,397.21               29.10
6.501 - 7.000                                              3        1,069,808.00               18.62
7.001 - 7.500                                              2          921,290.15               16.04
8.001 - 8.500                                              1          355,273.31                6.18
9.501 - 9.750                                              1          119,063.35                2.07
----------------------------------------------------------------------------------------------------
Total                                                     16       $5,744,455.86              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
06/01/05                                                   2       $  740,484.91               12.89
07/01/05                                                   3        1,196,466.28               20.83
08/01/05                                                   8        2,988,837.25               52.03
07/01/06                                                   2          473,419.77                8.24
08/01/06                                                   1          345,247.65                6.01
----------------------------------------------------------------------------------------------------
Total                                                     16       $5,744,455.86              100.00
====================================================================================================

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
3.000                                                     16       $5,744,455.86              100.00
----------------------------------------------------------------------------------------------------
Total                                                     16       $5,744,455.86              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                               Principal Balance   Principal Balance
                                                Number of      Outstanding as of   Outstanding as of
Periodic Rate Cap (%) (ARMs Only):            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------------------------
1.000                                                     16       $5,744,455.86              100.00
----------------------------------------------------------------------------------------------------
Total                                                     16       $5,744,455.86              100.00
====================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO] RBS Greenwich Capital                                          Securities